                                                                    EXHIBIT 10.4


                          FOURTH AMENDED AND RESTATED
                               CREDIT AGREEMENT



                                By and Between



                       NEW CENTURY MORTGAGE CORPORATION,



                        U.S. BANK NATIONAL ASSOCIATION,
                                   as Agent


                                      and


                           THE LENDERS PARTY HERETO



                                 MAY 26, 1999

                               TABLE OF CONTENTS

                                                                           Page
SECTION 1.  DEFINITIONS AND ACCOUNTING TERMS                                 1

1.01  Certain Defined Terms                                                  1
1.02  Accounting Terms                                                      16
1.03  Computation of Time Periods                                           17
1.04  Other Definitional Terms                                              17

SECTION 2.  THE CREDIT FACILITIES                                           17

2.01  The Warehousing Facility and the Swingline Facility                   17
2.02  Interest on the Note; Balances Deficiency Fees;
      Continuations and Conversions                                         23
2.03  Payments and Computations                                             26
2.04  Setoff                                                                26
2.05  Increased Capital Requirements                                        27
2.06  Provisions Relating to Eurodollar Advances and Balance
      Funded Rate Advances                                                  27

SECTION 3.  REPRESENTATIONS AND WARRANTIES                                  29

3.01  Formation; Powers; Good Standing; Subsidiaries; Agency Status         30
3.02  Authorization; No Conflict; Governmental Consents; Binding Effect     30
3.03  Financial Condition                                                   31
3.04  Title to Property; Liens                                              32
3.05  Litigation; Adverse Facts                                             32
3.06  Other Agreements; Performance                                         33
3.07  Use of Proceeds                                                       33
3.08  Taxes                                                                 33
3.09  ERISA                                                                 33
3.10  Governmental Regulation                                               34
3.11  Indebtedness                                                          34
3.12  No Material Adverse Event                                             34
3.13  Licenses and Permits                                                  34
3.14  Guarantees                                                            34
3.15  Accuracy and Completeness of Information                              34
3.16  Year 2000.                                                            35

SECTION 4.  COVENANTS OF THE COMPANY                                        35

4.01  Financial Statements and Other Reports                                35
4.02  Corporate Existence                                                   39
4.03  Compliance with Laws, Taxes, etc                                      39
4.04  ERISA                                                                 40
4.05  Assets and Insurance                                                  40
4.06  Inspection, Visitation, etc                                           41

4.07  Further Assurances                                                   41
4.08  Indebtedness                                                         41
4.13  Restricted Payments                                                  46
4.14  Net Worth                                                            46
4.15  Minimum Liquidity                                                    46
4.16  Leverage Ratio.                                                      47
4.17  Subsidiaries                                                         47
4.18  Affiliate Transactions                                               47
4.19  Escrow Imbalances                                                    47
4.20  Inconsistent Agreements                                              47
4.21  Closing Procedures                                                   48
4.22  Underwriting                                                         48
4.23  Independence of Covenants                                            48
4.24  Year 2000 Remediation                                                48

SECTION 5.  CONDITIONS PRECEDENT                                           49

5.01  Conditions Precedent to Effectiveness                                49
5.02  Conditions Precedent to all Loans                                    51

SECTION 6.  EVENTS OF DEFAULT; REMEDIES                                    52

6.01  Events of Default                                                    52
6.02  Remedies                                                             54

SECTION 7.  THE AGENT                                                      54

7.01  Appointment and Authorization                                        55
7.02  Note Holders                                                         55
7.03  Consultation With Counsel                                            55
7.04  Documents                                                            55
7.05  Agent and Affiliates                                                 55
7.06  Action by Agent                                                      56
7.07  Credit Analysis                                                      56
7.08  Notices of Event of Default, etc.                                    56
7.09  Indemnification                                                      57
7.10  Payments                                                             57
7.11  Sharing of Payments                                                  58
7.12  Successor Agent                                                      58
7.13  Inspection                                                           59

SECTION 8.  MISCELLANEOUS                                                  59

8.01  Waiver                                                               59
8.02  Notices                                                              59
8.03  Expenses; Indemnification                                            60

8.04  Confidentiality                                                       60
8.05  Releases, Amendments, Waivers, Consents and Exercise of Remedies      61
8.06  Binding Effect; Assignments and Participations; Transferees;
      New Lenders;    Commitment Increases                                  61
8.07  Governing Law and Construction                                        63
8.08  Consent to Jurisdiction                                               63
8.09  Waiver of Jury Trial                                                  64
8.10  Survival of Agreement                                                 64
8.11  Captions                                                              64
8.12  Entire Agreement                                                      64
8.13  Counterparts                                                          64
8.14  Company Acknowledgments                                               65
8.15  Exiting Lenders                                                       65
8.16  Amendments, Waivers and Modification Fees                             65

                 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                 --------------------------------------------


          FOURTH AMENDED and RESTATED CREDIT AGREEMENT dated as of May 26, 1999 by and between NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders"), and U.S. BANK NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, together with any successor agents appointed hereunder, the "Agent").

          WHEREAS, the Company, the lenders party thereto, including certain of the Lenders, and the Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of May 29, 1998 (as amended, the "Existing Credit Agreement") pursuant to which the Lenders provided the Company with a revolving mortgage warehousing credit facility and USBNA provided the Company with a swingline facility and working capital credit facility; and

          WHEREAS, the Company has requested that the Lenders and the Agent amend certain provisions of and restate the Existing Credit Agreement, and that certain of the Lenders party to the Existing Credit Agreement cease to be parties to the Agreement;

          Accordingly, the parties hereto hereby agree as follows:

          SECTION 1.  DEFINITIONS AND ACCOUNTING TERMS.
                      --------------------------------

          1.01 Certain Defined Terms.  As used herein, the terms defined in the
               ---------------------
introductory paragraphs hereof shall have the meanings given them therein and the following terms shall have the following respective meanings (such terms to be equally applicable to both the singular and plural forms of the terms defined):

          "Adjusted Eurodollar Rate:"  on any date of determination, the rate
           ------------------------
     (rounded upward, if necessary, to the next higher one hundredth of one percent) determined by dividing the Eurodollar Rate for such date by 1.00 minus the Eurodollar Reserve Percentage.

          "Adjusted Leverage Ratio":  on any date of determination, the ratio of
           -----------------------
     (a) Total Liabilities to (b) Adjusted Tangible Net Worth.

          "Adjusted Tangible Net Worth":  on any date of determination, the
           ---------------------------
     Tangible Net Worth of NCFC minus 25% of the amount by which the book value
                                -----
     of Junior Securitization Interests included in calculating Tangible Net Worth exceeds Indebtedness of the type described in Section 4.08(d).

          "Advance":  (a) a Reference Rate Advance, (b) a Balance Funded Rate
           -------
     Advance, or (c) a Eurodollar Advance.

          "Affiliate":  with respect to any Person, any other Person directly or
           ---------
     indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement":  this Fourth Amended and Restated Credit Agreement, as
           ---------
     amended, supplemented, restated or otherwise modified and in effect from time to time.

          "Applicable Margin":  with respect to:
           -----------------

               (a)  Reference Rate Advances, 0%; and

               (b)  Eurodollar Advances, 1.25%.

          "Balance Calculation Period":  each calendar quarter after the
           --------------------------
     Effective Date to and including the later of the date on which the Notes shall be paid in full or the Termination Date, except that the first Balance Calculation Period shall commence on the Effective Date and the last Balance Calculation Period shall end on the later of the date on which the Notes shall have been paid in full or the Termination Date.

          "Balance Funded Rate Advance":  an outstanding Loan that bears
           ---------------------------
     interest as provided in Section 2.02(a)(i).

          "Balances Deficiency":  as defined in Section 2.02(a)(i).
           -------------------

          "Balances Deficiency Fee":  as defined in Section 2.02(a)(i).
           -----------------------

          "Balances Surplus":  as defined in Section 2.02(a)(i).
           ----------------

          "Borrowing Base":  as of a date of determination, an amount equal to
           --------------
     100% of the Warehousing Collateral Value of the Collateral, as determined by the Agent from its records.

          "Borrowing Date":  the Business Day specified by the Company in a
           --------------
     Confirmation of Borrowing/Paydown/Conversion as the date on which it requests the Lenders to make Warehousing Loans or USBNA to make a Swingline Loan.

          "Business Day":  any day of the year other than a Saturday, Sunday or
           ------------
other day on which commercial banks in Minneapolis, Minnesota are   required or
authorized to close.

          "Cash":  all cash and cash equivalents, as shown on a consolidated
           ----
     balance sheet of the Company prepared in accordance with GAAP, including, without limitation, all deposit accounts of the Company with any Lender or any other financial institution.

          "Change of Control":  the occurrence, after the Signing Date, of any
           -----------------
     of the following circumstances: (a) NCFC not owning, directly or indirectly, all of the issued and outstanding capital stock of the Company; or (b) any Person, or two or more Persons acting in concert, other than the Management Shareholders, acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of NCFC (or other securities convertible into such securities) representing 35% or more of the combined voting power of all securities of NCFC entitled to vote in the election of directors; (c) any Person, or two or more Persons acting in concert, other than the Management Shareholders, acquiring by contract or otherwise, or entering into a contract or arrangement which upon consummation will result in its or their acquisition of, control over securities of NCFC (or other securities convertible into such securities) representing 35% or more of the combined voting power of all securities of NCFC entitled to vote in the election of directors; or
     (d) Robert Cole ceasing to be Chairman and Chief Executive Officer of NCFC.

          "Code":  the Internal Revenue Code of 1986, together with all
           ----
     amendments from time to time thereto.

          "Collateral":  the "Collateral" as defined in the Pledge and Security
           ----------
     Agreement, and the "Collateral" as defined in the Servicing Security Agreement.

          "Collateral Account":  account number 1731-0097-1378 of the Company
           ------------------
     with Agent.

          "Commitment":  as to any Lender, the obligation of such Lender to make
           ----------
     Loans pursuant to Section 2.01(a).

          "Commitment Amount":  as to any Lender, the amount set opposite such
           -----------------
     Lender's name as its "Commitment" in Schedule 1.01(b), as the same may be
     (i) reduced pursuant to Section 2.01(g), (ii) changed as the result of an assignment pursuant to Section 8.06(a) or (iii) increased pursuant to
     Section 8.06(b).

          "Company Securitization Transaction": an issuance of Mortgage-backed
           ----------------------------------
     Securities by the Company or an Affiliate of SBRC on behalf of the Company, through a trust or other entity created by the Company, SBRC or such Affiliate, which Mortgage-backed Securities are either secured (in whole or in part) by Mortgage Loans originated or acquired by the Company or evidence the entire beneficial ownership interest therein, and in connection with which one or more Junior Securitization Interests are issued to the Company or an Affiliate of the Company.

          "Compliance/Borrowing Base Certificate":  a certificate in the form of
           -------------------------------------
     Exhibit A.

          "Confirmation of Borrowing/Paydown/Conversion":  a confirmation in the
           --------------------------------------------
     form of Exhibit B.

          "Daily Leverage Ratio":  as of any date of determination, the ratio of
           --------------------
     (a) Total Liabilities of NCFC and its Subsidiaries on such date to (b) Tangible Net Worth of NCFC and its Subsidiaries as of the last day of the most recently completed month.

          "Effective Date":  the date on or after the Signing Date on which all
           --------------
     of the conditions precedent set forth in Section 5.01 shall have been satisfied or waived in writing by the Lenders.

          "Eligible Servicing Portfolio":  on any date of determination, the
           ----------------------------
     aggregate unpaid principal balance of all Mortgage Loans owned by Persons other than the Company that are serviced by the Company pursuant to Eligible Servicing Rights, excluding Servicing Rights that are subject to an executed and delivered agreement to sell the same.

          "Eligible Servicing Rights":  all rights of the Company held for its
           -------------------------
     own account (and not as nominee or subservicer), whether pursuant to a Servicing Contract or otherwise, to service Mortgage Loans or Mortgage Loan pools, other than rights to service Mortgage Loans:

                    (a)  pursuant to Recourse Servicing Contracts;

                    (b) with respect to which any payment is more than 59 days past due; or

                    (c) with respect to which any obligor is the subject of a bankruptcy, debt arrangement or other proceeding under any insolvency law.

          "ERISA":  the Employee Retirement Income Security Act of 1974,
           -----
     together with all amendments from time to time thereto.

          "ERISA Affiliate":  any trade or business (whether or not
           ---------------
     incorporated) that is a member of a group that is treated as a single employer under Section 414 of the Code of which the Company is a member.

          "Eurodollar Advance":  an outstanding Warehousing Loan that bears
           ------------------
     interest as provided in Section 2.02(a)(iii).

          "Eurodollar Rate":  on any date of determination, the average offered
           ---------------
     rate for deposits in United States dollars having a maturity of thirty days (rounded upward, if necessary, to the nearest 1/16 of 1%) for delivery of such deposits on the second Eurodollar Business Day after such date of determination, which appears on the Reuters Screen LIBO page as of 11:00 a.m., London time (or such other time as of which such rate appears), on such date of determination, or the rate for such deposits determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose; provided, that in lieu of determining the rate in the foregoing manner, the Agent may determine the rate based on rates at which thirty day United States dollar deposits are offered to the entity which is the Agent in the interbank Eurodollar market at such time for delivery in Immediately Available Funds on the second Eurodollar Business Day after such date of determination in an amount approximately equal to the Advance as made by the entity which is the Agent to which such rate is to apply (rounded upward, if necessary, to the nearest 1/16 of 1%). "Reuters Screen LIBO page" means the display designated as page "LIBO" on the Reuters Monitor Money Rate Screen (or such other page as may replace the LIBO page on such service for the purpose of displaying London interbank offered rates of major banks for United States dollar deposits).

          "Eurodollar Reserve Percentage":  on any date of determination, that
           -----------------------------
     percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System, with deposits comparable in amount to those held by USBNA, in respect of "Eurocurrency Liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of a Bank to United States residents).

          "Event of Default":  as defined in Section 6.01.
           ----------------

          "Existing Lenders":  means USBNA, Guaranty Federal Bank, F.S.B.,
           ----------------
     Residential Funding Corporation, Bank One, Texas, N.A. and Comerica Bank.

          "Existing Warehousing Loans":  as of the Effective Date, the
           --------------------------
     outstanding "Warehousing Loans" (as such term is defined in the Existing Credit Agreement) made by the Lenders under the Existing Credit Agreement.

          "Exiting Lenders":  Fleet Bank, National Association, NationsBank of
           ---------------
     Texas, N.A., The First National Bank of Chicago, First Union National Bank and the Bank of New York.

          "Fair Market Value":  as defined in Exhibit E.
           -----------------

          "Federal Funds Effective Rate":  for any date of determination, the
           ----------------------------
     weighted average of the quotations for such date for overnight federal funds transactions received by the Agent from three (3) federal funds brokers of recognized standing selected by the Agent; provided, that in lieu of determining the rate in the foregoing manner, the Agent may substitute the per annum rate for such transactions displayed on the Telerate screen, page 120, at 10:00 A.M. (Minneapolis time) on such date or, if such date is not a Business Day, the most recent Business Day, or the equivalent rate determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose.

          "FHLMC":  the Federal Home Loan Mortgage Corporation and any successor
           -----
     thereto.

          "Fixed Rate":  as defined in Section 2.02(a)(i).
           ----------

          "Floating Rate Advance":  a Reference Rate Advance or a Eurodollar
           ---------------------
     Advance.

          "FNMA":  the Federal National Mortgage Association and any successor
           ----
     thereto.

          "GAAP":  generally accepted accounting principles in the United States
           ----
     set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "GNMA":  the Government National Mortgage Association and any
           ----
     successor thereto.

          "Guarantee":  any obligation, contingent or otherwise, of any Person
           ---------
     guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or otherwise, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any direct or indirect security therefor,
     (b) to purchase property, securities, or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, (c) to maintain working capital, equity capital, or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or otherwise to protect the owner thereof against loss in respect thereof, or (d) entered into for the purpose of assuring in any manner the owner of such Indebtedness of the payment of such Indebtedness or to protect such owner against loss in respect thereof; provided, that the term "Guarantee" shall not include
                      --------
     endorsements for collection or deposit, in each case in the ordinary course of business.

          "Guaranty":  the Guaranty dated as of May 29, 1998 executed and
           --------
     delivered in connection with the Existing Credit Agreement, as the same may have been and may hereafter be amended, supplemented, reaffirmed or restated from time to time.

          "Hedging Arrangements":  any agreements or other arrangements
           --------------------
     (including, without limitation, interest rate swap agreements, interest rate cap agreements and forward sale agreements) entered into to protect the Company against changes in interest rates or in the value of any assets of the Company.

          "Immediately Available Funds":  funds with good value on the day and
           ---------------------------
     in the city in which payment is received.

          "Indebtedness":  with respect to any Person at any time, without
           ------------
     duplication, all obligations of such Person which, in accordance with GAAP, consistently applied, should be classified as liabilities on an unconsolidated balance sheet of such Person, but in any event shall include: (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid or accrued, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services, but excluding accrued expenses and trade payables incurred and paid in the ordinary course of business, (f) all obligations of others secured by any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all capitalized lease obligations of such Person, (h) all obligations of such Person in respect of interest rate protection agreements, (i) all obligations of any partnership or joint venture as to which such Person is or may become personally liable, and (j) all Guarantees by such Person of Indebtedness of others.

          "Investment":  as applied to any Person, any direct or indirect
           ----------
     purchase or other acquisition by that Person of, or a beneficial interest in, stock or other securities of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by that Person to any other Person, including all Indebtedness and accounts receivable from that other Person which are not current assets or did not arise from sales to that other Person in the ordinary course of business.

          "Investor":  any financially responsible Person in the business of
           --------
     purchasing Mortgage Loans designated by the Company and approved by the Agent (which approval shall not be unreasonably withheld) with respect to Mortgage Loans of a particular type; provided, that the Agent or the Required Lenders may at any time, by written notice to the Company, reject any Investor designated by the Company or designate any Investor as no longer acceptable. Upon receipt of such written notice, the Person(s) named in such notice to the Company shall no longer be considered Investors hereunder.

          "Junior Securitization Interests":  a Mortgage-backed Security created
           -------------------------------
     in a Company Securitization Transaction that represents a subordinated right to receive principal or interest payments on the underlying Mortgage Loans (whether or not such subordination arises only under particular circumstances).

          "Leverage Ratio":  on any date of determination, the ratio of (a)
           --------------
     Total Liabilities to (b) Tangible Net Worth.

          "Lien'':  any security interest, mortgage, pledge, lien, charge,
           ----
encumbrance, title retention agreement or analogous instrument, in, of, or   on
any of the assets or properties, now owned or hereafter acquired, of any Person, whether arising by agreement or operation of law.

          "Loan Documents":  this Agreement, the Notes, the Pledge and Security
           --------------
     Agreement, the Servicing Security Agreement, the Guaranty, the NCCC Guaranty and all other agreements, instruments, certificates and other documents executed and delivered pursuant hereto or thereto or in connection herewith or therewith, as the same may be supplemented, amended or otherwise modified from time to time after the Signing Date.

          "Loans":  Warehousing Loans and Swingline Loans.
           -----

          "Management Shareholders":  Robert K. Cole, Brad A. Morrice,    Edward
           -----------------------
F. Gotschall and Steven Holder.

          "Material Adverse Event":  any occurrence of whatsoever nature
           ----------------------
     (including, without limitation, any adverse determination in any litigation, arbitration or governmental investigation or proceeding) which materially adversely affects the present or reasonably foreseeable prospective financial condition or operations of NCFC or the Company or materially impairs the ability of NCFC or the Company to perform its respective obligations under the Loan Documents.

          "Mortgage":  a mortgage or deed of trust on real property which has
           --------
     been improved by a completed single family (i.e., one to four family units)
                                                 ----
     dwelling unit (i.e., a detached house, townhouse or condominium).
                    ----

          "Mortgage-backed Security":  a security (including, without
           ------------------------
     limitation, a participation certificate) that is an interest in a pool of Mortgage Loans or is secured by such an interest.

          "Mortgage Banker's Financial Reporting Form": Form Number 1002-1055 of
           ------------------------------------------
     the FNMA Seller's Guide.

          "Mortgage Loan":  a Mortgage Note and the related Mortgage.
           -------------

          "Mortgage Note":  a promissory note which has a term not exceeding 30
           -------------
     years evidencing a loan or advance which is secured by a Mortgage.

          "Multiemployer Plan":  a multiemployer plan, as such term is defined
           ------------------
     in Section 4001 (a) (3) of ERISA, which is maintained (on the Closing Date, within the five years preceding the Closing Date, or at any time after the Closing Date) for employees of the Company or any ERISA Affiliate.

          "NCCC":  means NC Capital Corporation, a California corporation.
           ----

          "NCCC Guaranty":  means the guaranty dated as of December 11, 1998
           -------------
          executed and delivered in connection with the Fourth Amendment to the Existing Credit Agreement, as the same may have been and may hereafter be amended, supplemented, reaffirmed or restated from time to time.

          "NCFC":  New Century Financial Corporation, a Delaware corporation.
           ----

          "Net Worth":  as to any Person, as of any date of determination, the
           ---------
     net worth of such Person as of such date, determined in accordance with GAAP.

          "Note":  as defined in Section 2.01(e).
           ----

          "Obligations":  all obligations of each of the Company and NCFC to the
           -----------
     Agent or any Lender now or hereafter existing under any Loan Document, whether for principal, interest, fees, expenses, indemnification or otherwise.

          "PBGC":  the Pension Benefit Guaranty Corporation created by Section
           ----
     4002(a) of ERISA or any governmental body succeeding to the functions thereof.

          "Person":  any natural person, corporation, partnership, joint
           ------
     venture, firm, association, limited liability company, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Plan":  each employee benefit plan (whether in existence on the
           ----
     Closing Date or thereafter instituted), as such term is defined in Section 3 of ERISA, maintained for the benefit of employees, officers or directors of the Company or of any ERISA Affiliate, other than a Multiemployer Plan.

          "Pledge and Security Agreement":  the Pledge and Security Agreement
           -----------------------------
     dated as of May 29, 1998 executed and delivered in connection with the Existing Credit Agreement, as the same may have been and may hereafter be amended, supplemented, reaffirmed or restated from time to time.

          "Prohibited Transaction":  as defined in Section 4975 of the Code and
           ----------------------
     Section 406 of ERISA.

          "Pro Rata Share":  with respect to each Lender, in each case expressed
           --------------
     as a percentage:

                    (a) as such term pertains to such Lender's obligation to make Warehousing Loans, including its obligation to refinance any outstanding Swingline Loans, the fraction which the amount of its Commitment Amount is to the aggregate amount of all the Commitment Amounts,

                    (b) as such term pertains to such Lender's right to receive payment of interest on and Balances Deficiency Fees with respect to its outstanding Warehousing Loans, the fraction which the outstanding amount of interest and Balances Deficiency Fees payable to it on or with respect to the outstanding principal balance of such Lender's Warehousing Loans is to the aggregate outstanding amount of interest and Balances Deficiency Fees payable on or with respect to the aggregate unpaid principal balance of all Warehousing Loans,

                    (c) as such term pertains to such Lender's right to receive payment of principal of its outstanding Warehousing Loans, the fraction which the amount of the unpaid principal balance of its Warehousing Loans is to the aggregate unpaid principal balance of all outstanding Warehousing Loans,

                    (d) as such term pertains to such Lender's right to receive facility fees under Section 2.01(h), the fraction which such Lender's Commitment Amount is to the sum of all Commitment Amounts, and

                    (e) as such term pertains to such Lender's obligations under Section 7.09, and for all other purposes, the fraction which the sum of such Lender's Commitment Amount, or, if its Commitment has terminated, the unpaid principal balance of its Warehousing Loans, is to the sum of the Commitment Amounts of all of the Lenders or, if the Commitments have terminated, the unpaid principal balance of all of the Warehousing Loans.

          "Quarterly Average Leverage Ratio":  for each three-month period
           --------------------------------
     ending on March 31, June 30, September 30 or December 31 of any year during the term of this Agreement, the ratio of (a) the average daily amount of Total Liabilities of NCFC and it Subsidiaries outstanding during such three-month period to (b) the average of the Tangible Net Worth of NCFC and its Subsidiaries at the end of each month during such three-month period.

          "Recourse Servicing Contract":  a Servicing Contract under which the
           ---------------------------
     Company is obligated to repurchase or indemnify the holder of any Mortgage Loans as a result of defaults on such Mortgage Loans at any time during the term of such Mortgage Loans (other than those Servicing Contracts that are customarily recognized in the trade as non-recourse but that may contain repurchase or indemnification obligations related to breaches of usual and customary representations and warranties made by the Company in connection with the sale and servicing of the Mortgage Loans serviced thereunder and usual and customary provisions for the advance of principal and interest on Mortgage-backed Securities by the Company).

          "Reference Rate":  at the time of any determination thereof, the rate
           --------------
     per annum which is most recently publicly announced by USBNA as its "reference rate", which may be a rate at, above or below which USBNA lends to other Persons.

          "Reference Rate Advance":  an outstanding Loan that bears interest as
           ----------------------
     provided in Section 2.02(a)(ii).

          "Regulation D":  Regulation D (or any substitute regulations) of the
           ------------
     Board of Governors of the Federal Reserve System (or any successor thereto), together with all amendments from time to time thereto.

          "Regulatory Change":  any change after the Signing Date in United
           -----------------
     States federal, state or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including any Lender under any United States federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "REO":  real property acquired by the Company as a result of the
           ---
     foreclosure of a Mortgage Loan.

          "REO Sub":  New Century REO Corp., a California corporation.
           -------

          "Reportable Event":  a reportable event as defined in Section 4043 of
           ----------------
     ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any waiver in accordance with Section 412(d) of the Code.

          "Required Lenders":  at any time of determination, Lenders whose Pro
           ----------------
     Rata Shares (as defined under clause (e) of the definition of such term) aggregate at least 66.67%; provided, that if there is more than one Lender, the "Required Lenders" shall not consist of fewer than two Lenders.

          "Reserve-Adjusted Balances":  for any Balance Calculation Period, an
           -------------------------
     amount obtained by multiplying (a) the average net daily collected non-interest-bearing balances of the Company on deposit with any Lender during such Balance Calculation Period over and above the balances required to compensate such Lender for services provided by such Lender for said Balance Calculation Period, reductions in the interest payable on Indebtedness (other than the Loans) outstanding to such Lender and assessments payable with respect to such balances by such Lender to the Federal Deposit Insurance Corporation (or any successor thereto) for such Corporation's insuring of time deposits in United States dollars maintained at such Lender for such Balance Calculation Period by (b) a percentage equal to 100%, minus the average daily Reserve Percentage in effect for said Balance Calculation Period. For purposes of the foregoing, "Reserve
                                                                       -------
     Percentage" shall mean, on any date of determination, the percentage as
     ----------
     prescribed by Regulation D for determining the highest maximum reserve requirement (including, without limitation, any marginal, emergency, supplemental, special or other reserve) that the applicable Lender determines it is required to maintain on such date in respect of deposits of the type maintained with such Lender in the applicable Balance Calculation Period.

          "Residual Finance Subsidiaries":  means (a) NC Residual Corporation, a
           -----------------------------
     Delaware corporation, as long as it is a wholly-owned Subsidiary of the Company and does not amend its Certificate of Incorporation as in effect on March 20, 1998, and (b)
     any other wholly-owned Subsidiary of the Company or NCCC that, pursuant to its Articles or Certificate of Incorporation, has a purpose limited to the ownership of Junior Securitization Interests, the establishment of one or more securitization trusts, issuing securities backed by such Junior Securitization Interests, otherwise financing such Junior Securitization Interests, and lawful activities incidental to and necessary and convenient to the foregoing.

          "Restricted Payments":  with respect to any Person, collectively, all
           -------------------
     dividends or other distributions of any nature (cash, securities, assets or otherwise), and all payments, by virtue of redemption or otherwise, on any class of equity securities (including, without limitation, warrants, options or rights therefor) issued by such Person, whether such securities are now or may hereafter be authorized or outstanding and any distribution in respect of any of the foregoing, whether directly or indirectly.

          "Risk Rating":  as defined in Exhibit E.
           -----------

          "Salomon REO Agreement":  a Loan and Security Agreement dated as of
           ---------------------
     November 18, 1998 by and between the Company and Liquidation Properties, Inc., a Secured Promissory Note dated as of November 18, 1998 payable to Liquidation Properties, Inc. (the "Secured Promissory Note") and a letter agreement dated as of November 18, 1998 by and between the Company and Liquidation Properties, Inc., as the same may be amended, supplemented, restated or otherwise modified in accordance with this Agreement and in effect from time to time.

          "SBRC":  Salomon Brothers Realty Corp., a Delaware corporation.
           ----

          "Servicing Contract":  a contract or agreement purchased by the
           ------------------
     Company or entered into by the Company for its own account (and not as nominee or subservicer), whether now existing or hereafter purchased or entered into, pursuant to which the Company services Mortgage Loans or Mortgage Loan pools for others.

          "Servicing Rights":  any and all rights of the Company held for its
           ----------------
     own account (and not as nominee or subservicer), whether pursuant to a Servicing Contract or otherwise, to service Mortgage Loans or Mortgage Loan pools, including, without limitation, (i) all rights to collect payments due and enforce the rights of the mortgagee under any Mortgage Loans, (ii) all rights to receive compensation and termination fees under any Servicing Contract and (iii) all rights to receive the proceeds from any sale or other transfer of the Company's interest in any Servicing Contract.

          "Servicing Security Agreement":  the Servicing Security Agreement
           ----------------------------
     dated as of May 28, 1998 executed and delivered in connection with the Existing Credit Agreement, as the same may have been and may hereafter be amended, supplemented, reaffirmed or restated from time to time.

          "Signing Date":  the Business Day on which counterparts of this
           ------------
     Agreement, duly executed by the Company and the Lenders, have been delivered to the Agent.

          "Stock Repurchase Program":  the stock repurchase program approved by
           ------------------------
     NCFC's Board of Directors on February 18, 1999 pursuant to which NCFC may spend up to $10,000,000 to repurchase shares of NCFC common stock on the open market or in negotiated transactions.

          "Subsidiary":  as to any Person, any corporation or other entity of
           ----------
     which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time owned directly or indirectly by such Person.

          "Swingline Commitment":  the discretionary revolving credit facility
           --------------------
     provided by USBNA to the Borrower described in Section 2.01(b).

          "Swingline Loan":  a loan made by USBNA to the Borrower pursuant to
           --------------
     Section 2.01(b).

          "Take-Out Commitment": as defined in Exhibit E.
           -------------------

          "Tangible Net Worth":  as of any date of determination, the
           ------------------
     consolidated Net Worth of the Company or NCFC, as applicable, and its respective Subsidiaries, less the consolidated book value of all assets of
                              ----
     the Company or NCFC, as applicable, and its respective Subsidiaries (to the extent reflected as an asset in the balance sheet of the Company or NCFC, as applicable, or any such Subsidiary at such date) which are treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense; provided, that Junior Securitization
                                            --------
     Interests shall not be treated as intangibles for purposes of this definition.

          "Termination Date": the earliest of (a) May 24, 2000, (b) the date on
           ----------------
     which the Commitments are terminated or reduced to zero pursuant to Section 2.01(g), or (c) the date on which the Commitments are terminated pursuant to Section 6.02.

          "Total Liabilities":  at any time of determination, the amount, on a
           -----------------
     consolidated basis, of the liabilities of the Company or NCFC, as applicable, and its respective Subsidiaries, determined in accordance with GAAP.

          "Transferees":  as defined in Section 8.06.
           -----------

          "Transferred Interest":  as defined in Section 8.06.
           --------------------

          "Underwriting Guidelines":  the Company's underwriting guidelines as
           -----------------------
     in effect on the Signing Date, a copy of which is attached hereto as
     Schedule 1.01 (a), as the same may be modified from time to time in accordance with this Agreement.

          "Unmatured Event of Default":  any event which with the lapse of time,
           --------------------------
     with notice to the Company or with both would constitute an Event of Default.

          "USBNA":  U.S. Bank National Association, in its individual capacity.
           -----

          "Warehousing Collateral Value":  on the date of any determination,
           ----------------------------
     with respect to the Collateral or any portion thereof, as determined by the Agent in accordance with the provisions of Exhibit E.

          "Warehousing Loan":  a loan made by the Lenders to the Company
           ----------------
     pursuant to Section 2.01(a).

          1.02 Accounting Terms.  Except as provided to the contrary herein, all
               ----------------
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP. To the extent any change in GAAP affects any computation or determination required to be made pursuant to this Agreement, such computation or determination shall be made as if such change in GAAP had not occurred unless the Company and the Lenders agree in writing on an adjustment to such computation or determination to account for such change in GAAP.

          1.03 Computation of Time Periods.  In this Agreement, in the
               ---------------------------
computation of a period of time from a specified date to a later specified date, unless otherwise stated the word "from" means "from and including" and the word "to" or "until" each means "to but excluding".

          1.04 Other Definitional Terms.  The words "hereof", "herein" and
               ------------------------
"hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule, exhibit and like references are to this Agreement unless otherwise specified. Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or".

          SECTION 2.  THE CREDIT FACILITIES.
                      ---------------------

          2.01 The Warehousing Facility and the Swingline Facility.
               ---------------------------------------------------

               (a)  Warehousing Credit Commitment.    Upon the terms and subject
                    -----------------------------
     to the conditions of this Agreement, during the period beginning on the Effective Date and ending on the Termination Date, each Lender agrees, severally but not jointly, to lend (and after repayment, to relend) to the Company, at such times and in such amounts as the Company shall request, up to an aggregate principal amount at any time outstanding equal to such Lender's Commitment Amount, subject to the following limitations:

               (i) the aggregate principal amount of Warehousing Loans and Swingline Loans at any time outstanding shall not exceed the sum of the Commitment Amounts of all the Lenders; and

               (ii) the aggregate principal amount of Warehousing Loans and Swingline Loans at any time outstanding shall not exceed the Borrowing Base, as determined by the Agent from its records.

     No Lender shall be obligated to make Warehousing Loans if, after giving effect thereto, either of the foregoing limitations would be exceeded. The failure of any one or more of the Lenders to make a Warehousing Loan in accordance with its Commitment shall not relieve the other Lenders of their several obligations hereunder, but no Lender shall be liable with respect to the obligation of any other Lender hereunder or be obligated in any event to make Warehousing Loans which, together with its Pro Rata Share of outstanding Swingline Loans, would exceed its Commitment Amount.

               (b)  Discretionary Swingline Commitment.  Upon the terms and
                    ----------------------------------
     subject to the conditions of this Agreement, until the Termination Date, USBNA, in its sole discretion, may lend to the Company loans (each such loan, a "Swingline Loan") at such times and in such amounts as the Company shall request, up to an aggregate principal amount at any time outstanding equal to the amount by which USBNA's Commitment Amount exceeds the principal amount outstanding under USBNA's Note; provided, that USBNA will not make a Swingline Loan if (i) after giving effect thereto, either of the limitations set forth in Section 2.01(a) would be exceeded or (ii) USBNA has received written notice from the Company or any Lender that one or more of the conditions precedent set forth in Section 5 for the making of a Warehousing Loan have not been satisfied.

               (c)  Manner of Borrowing.  The Company shall give the Agent
                    -------------------
     telephonic notice of each request for Warehousing Loans not later than 1:00 P.M. (Minneapolis time) on the requested Borrowing Date, and each request for Swingline Loans not later than 3:30 p.m. (Minneapolis time) on the requested Borrowing Date. On the Effective Date, the Company shall be deemed to have requested Warehousing Loans in an amount equal to the outstanding principal balance of all Existing Warehousing Loans, and such Warehousing Loans shall be used to refund such Existing Warehousing Loans. Each request for Warehousing Loans or Swingline Loans shall specify the aggregate amount of Warehousing Loans or Swingline Loans, as the case may be, requested and whether such Loans to be made by each Lender are to be funded as Eurodollar Advances, Balance Funded Rate Advances or Reference Rate Advances; provided, that any portion of a Loan not so designated shall be funded as a Eurodollar Advance. The Company shall, not later than the following Business Day, confirm any such request by delivering to the Agent a duly completed and executed Confirmation of Borrowing/Paydown/Conversion. The Agent shall notify each Lender by not later than 2:00 P.M. (Minneapolis time) on the date it receives such request of each request for Warehousing Loans received from the Company, of such Lender's Pro Rata Share of the Warehousing Loans requested and whether such Lender's Warehousing Loans are to be funded as Reference Rate Advances, Eurodollar Advances or Balance Funded Rate Advances. Each Lender shall deposit into the Collateral Account in Immediately Available Funds by not later than 3:00 P.M. (Minneapolis time) on the Borrowing Date the total amount of the Warehousing Loans to be made by such Lender. On the

     Borrowing Date of requested Swingline Loans, USBNA may deposit into the Collateral Account in Immediately Available Funds by not later than 4:00 p.m. (Minneapolis time) on the requested Borrowing Date the amount of the requested Swingline Loans. Unless the Agent shall have received notice from a Lender prior to 3:00 P.M. (Minneapolis time) on any Borrowing Date that such Lender will not make available to the Agent the Warehousing Loans to be made by such Lender on such date, the Agent may assume that such Lender has made such Warehousing Loan available to the Agent on such date and the Agent in its sole discretion may, in reliance upon such assumption, make available to the Company on such date a corresponding amount on behalf of such Lender. If a Lender shall not have timely given such a notice, and to the extent such Lender shall not have so made available to the Agent the Warehousing Loans to be made by such Lender on such date and the Agent shall have so made available to the Company a corresponding amount on behalf of such Lender, such Lender shall, on demand, pay to the Agent such corresponding amount together with interest thereon, at the Federal Funds Effective Rate, for each day from the date such amount shall have been so made available by the Agent to the Company until the date such amount shall have been repaid to the Agent. If such Lender does not pay such corresponding amount promptly upon the Agent's demand therefor, the Agent shall promptly notify the Company and the Company shall immediately repay such corresponding amount to the Agent together with accrued interest thereon at the applicable rate or rates provided in Section 2.04. Each request for Warehousing Loans or Swingline Loans shall be deemed to be a representation by the Company that (i) no Event of Default or Unmatured Event of Default has occurred or will exist upon the making of the requested Warehousing Loans and (ii) the representations and warranties contained in Section 3 hereof, in Section 5 of the Pledge and Security Agreement, in Section 4 of the Servicing Security Agreement, and in Section 15 of the Guaranty are true and correct with the same force and effect as if made on and as of the date of such request.

               (d)  Refinancing of Swingline Loans.
                    ------------------------------

                    (i)  Permitted Refinancings of Swingline Loans.  USBNA, at
                         -----------------------------------------
          any time in its sole and absolute discretion, may, upon notice given to each other Lender by not later than 2:00 P.M. (Minneapolis time) on any Business Day, request that each Lender (including USBNA) make a Warehousing Loan in an amount equal to its Pro Rata Share of a portion of the aggregate unpaid principal amount of any outstanding Swingline Loans for the purpose of refinancing such Swingline Loans. Such Warehousing Loans shall be made as Eurodollar Advances, unless the Company specifies otherwise.

                    (ii) Mandatory Refinancings of Swingline Loans.  Not later
                         -----------------------------------------
          than 2:00 P.M. (Minneapolis time) at least on a weekly basis, USBNA will notify each other Lender of the aggregate amount of Swingline Loans which are then outstanding and the amount of Warehousing Loans required to be made by each Lender (including USBNA) to refinance such outstanding Swingline Loans (which shall be in the amount of each Lender's Pro Rata Share of such outstanding Swingline Loans). Such Warehousing Loans shall be made as Eurodollar Advances, unless the Company specifies otherwise.

                    (iii)  Lenders' Obligation to Fund Refinancings of Swingline
                           -----------------------------------------------------
          Loans.  Upon the giving of notice by USBNA under Section 2.01(d)(i) or
          -----
          2.01(d)(ii), each Lender (including USBNA) shall make a Warehousing Loan in an amount equal to its Pro Rata Share of the aggregate principal amount of Swingline Loans to be refinanced, and provide proceeds of such Warehousing Loans, in Immediately Available Funds, by not later than 3:00 P.M. (Minneapolis time) on the date such notice was received; provided, however, that a Lender shall not be obligated to make any such Warehousing Loan unless (A) USBNA believed in good faith that all conditions to making the subject Swingline Loan were satisfied at the time such Swingline Loan was made, or (B) if the conditions to such Swingline Loan were not satisfied, such Lender had actual knowledge, by receipt of the statements furnished to it pursuant to Section 4.01 or otherwise, that any such condition had not been satisfied and failed to notify USBNA in a writing received by USBNA prior to the time it made such Swingline Loan that USBNA was not authorized to make a Swingline Loan until such condition had been satisfied, or USBNA was obligated to give notice of the occurrence of an Event of Default or an Unmatured Event of Default to the Lenders pursuant to Section 7.08 and failed to do so, or (C) any conditions to the making of such Swingline Loan that were not satisfied had been waived in writing by the Majority Lenders prior to or at the time such Swingline Loan was made. The proceeds of Warehousing Loans made pursuant to the preceding sentence shall be paid to USBNA (and not to the Company) and applied to the payment of principal of the outstanding Swingline Loans, and the Company authorizes the Agent to charge the Collateral Account or any other account (other than escrow or custodial accounts) maintained by the Company with the Agent (up to the amount available therein) in order to immediately pay USBNA the principal amount of such Swingline Loans to the extent Warehousing Loans made by the Lenders are not sufficient to repay in full the principal of the outstanding Swingline Loans requested or required to be refinanced. Upon the making of a Warehousing Loan by a Lender pursuant to this Section 2.01(d)(iii), the amount so funded shall become due under such Lender's Note and the outstanding principal amount of the Swingline Loans shall be correspondingly reduced. If any portion of any Warehousing Loan made by the Lenders pursuant to this Section 2.01(d)(iii) should be recovered by or on behalf of the Company from USBNA in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in the manner contemplated by Section 7.11. Each Lender's obligation to make Warehousing Loans referred to in this Section 2.01(d) shall, subject to the proviso to the first sentence of this Section 2.01(d)(iii), be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (1) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against USBNA, the Company or anyone else for any reason whatsoever; (2) the occurrence or continuance of a Default or an Event of Default; (3) any adverse change in the condition (financial or otherwise) of the Company or the Guarantor; (4) any breach of this Agreement by the Company, the Agent or any Lender; or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, that in no event shall a Lender be obligated to make a Warehousing Loan if, after giving effect thereto, the outstanding principal balance of such Lender's Note would exceed its Commitment Amount.

               (e)  Notes.  Warehousing Loans made by each Lender shall be
                    -----
     evidenced by the Company's promissory note in the form of Exhibit F (each, together with any promissory note subsequently executed and delivered by the Company to evidence any Lender's Loans, a "Note"), which shall be made payable to the order of such Lender in an amount equal to such Lender's Commitment Amount, shall be dated the Effective Date and shall mature on the Termination Date. USBNA's Note shall also evidence the Swingline Loans made by it hereunder. The aggregate amount of the Warehousing Loans made by a Lender and, in the case of USBNA, Swingline Loans, less all repayments of principal thereof shall be the principal amount owing and unpaid on such Lender's Note. The principal amount of each Loan made by a Lender and all principal payments and prepayments thereof may be noted by such Lender on a schedule attached to its Note and shall be entered by such Lender on its ledgers and computer records. The failure of any Lender to make such notations or entries shall not affect the principal amount owing and unpaid on its Note. The entries made by a Lender on its ledgers and computer records and any notations made by a Lender on any such schedule annexed to its Note shall be presumed to be accurate until the contrary is established.

               (f)  Payment and Prepayment of Warehousing Loans and Swingline
                    ---------------------------------------------------------
     Loans.  The Company shall pay the principal of the Warehousing Loans and
     -----
     Swingline Loans as follows:

                    (i)   Mandatory Payments. The entire unpaid principal
                          ------------------
          balance of each Lender's Note shall be due and payable on the Termination Date.

                    (ii)  Mandatory Prepayments.  If, at any time, the aggregate
                          ---------------------
          principal amount of all Loans outstanding exceeds the Borrowing Base, the Company shall immediately either (A) pledge additional Mortgage Loans with a Warehousing Collateral Value not less than the amount of such excess to the Agent for the benefit of the Lenders pursuant to the Pledge and Security Agreement, or (B) make principal prepayments of the Notes in an aggregate amount equal to the amount of such excess, which amount shall be paid to the Agent and distributed (y) first, to USBNA as a prepayment on the outstanding principal balance of any Swingline Loans and (z) after repayment in full of any Swingline Loans, to the Lenders ratably on the basis of each Lender's Pro Rata Share. In addition, all Swingline Loans shall also be prepayable on demand therefor by USBNA.

                    (iii) Optional Prepayments.  The Company shall have the
                          --------------------
          right to prepay, without penalty, the outstanding principal balance of the Notes in whole or in part at any time and from time to time, each such principal prepayment to be paid to the Agent and distributed (A) first, to USBNA as a prepayment on the outstanding principal balance of any Swingline Loans and (B) after repayment in full of any Swingline Loans, to the Lenders ratably on the basis of each Lender's Pro Rata Share.

                    (iv) Confirmation.  The Company shall promptly send the
                         ------------
          Agent a Confirmation of Borrowing/Paydown/Conversion confirming any payment or prepayment of principal made on the Notes.

               (g)  Termination and Reduction of the Commitments.
                    --------------------------------------------

                    (i) The Company may, at any time, upon not less than thirty days' prior written notice to the Agent, a copy of which shall be promptly provided by the Agent to each Lender, reduce the aggregate Commitment Amounts, with any such reduction in a minimum amount of $10,000,000, or, if more, in an integral multiple of $5,000,000 in excess thereof; provided, that the Company may not reduce the aggregate Commitment Amounts below the aggregate principal amount of outstanding Loans. The Company may, upon not less than thirty days' prior written notice to the Agent, a copy of which shall be promptly provided by the Agent to each Lender, terminate the Commitments in their entirety. Upon termination of the Commitments pursuant to this Section, the Company shall pay to the Agent the aggregate amount of all outstanding Loans, all accrued and unpaid interest thereon, any unpaid fees accrued to the date of such termination and all other unpaid obligations of the Company to the Lenders in respect of their Commitments hereunder.

                    (ii) Notwithstanding the foregoing, any termination of the Commitments pursuant to Section 6.02 shall supersede any notice of termination or reduction under this Section 2.01(g). Once the Commitments have been terminated or reduced, they may not be reinstated.

               (h)  Facility Fees.  The Company shall pay each Lender a facility
                    -------------
     fee on the average daily amount of such Lender's Commitment Amount, whether used or unused, payable monthly in arrears on the fifth Business Day of each month in an amount equal to one-quarter of one percent (0.25%) per annum.

               (i)  Use of Proceeds.  Except as otherwise provided in Section
                    ---------------
     2.01(d) with respect to refinancing Swingline Loans, the proceeds of the Swingline Loans and the Warehousing Loans shall be used to make, originate or acquire Mortgage Loans, to finance Mortgage Loans previously made, originated or acquired or, in the case of Warehousing Loans made on the Effective Date, to repay in full the Existing Warehousing Loans.

               (j)  Commitment Fees.  The Company shall pay to each Bank on the
                    ---------------
     Effective Date in consideration of its Commitment a commitment fee in an amount equal to the amount set forth on Schedule 2.01(j) as such Bank's "Effective Date Fee."

          2.02 Interest on the Note; Balances Deficiency Fees; Continuations and
               -----------------------------------------------------------------
Conversions.
-----------

               (a)  Interest Rates; Balances Deficiency Fees.  The Company will
                    ----------------------------------------
     pay each Lender monthly in arrears on the third Business Day of each month interest on the unpaid principal balance of each Advance of such Lender from time to time outstanding as follows:

                    (i) with respect to Balance Funded Rate Advances, at the per annum rate of 1.25% (the "Fixed Rate"); provided, that if for any Balance Calculation Period the average daily Reserve-Adjusted Balances maintained by the Company with any Lender are less than an amount equal to the average daily aggregate unpaid principal balance of the Balance Funded Rate Advances owed to such Lender during such Balance Calculation Period (such deficiency being herein referred to as the "Balances Deficiency"), the Company will pay such Lender a fee (the "Balances Deficiency Fee") for said Balance Calculation Period on the Balances Deficiency at a per annum rate equal to 1.25% below the average daily Reference Rate in effect during said Balance Calculation Period; and provided further, that if the weighted average Reserve-Adjusted Balances maintained by the Company with any Lender for any Balance Calculation Period exceeds the weighted average daily aggregate unpaid principal balance of the Balance Funded Rate Advances owed to such Lender during such Balance Calculation Period (such excess being defined herein as the "Balances Surplus"), then such Balances Surplus, or, if the Company and such Lender shall so agree, the charges reduction benefit for such Balances Surplus (as determined by such Lender), may be carried forward and applied to succeeding Balance Calculation Periods (but not to any Balance Calculation Period occurring in any subsequent calendar year);

                    (ii) with respect to Reference Rate Advances, the Reference Rate plus the Applicable Margin, as adjusted automatically on and as of the effective date of any change in the Reference Rate;

                    (iii) with respect to Eurodollar Advances, the Adjusted Eurodollar Rate plus the Applicable Margin, as adjusted automatically on and as of the effective date of any change in the Adjusted Eurodollar Rate; and

                    (iv) with respect to any Obligations not paid when due (i) consisting of Balance Funded Rate Advances, a rate per annum equal to the Fixed Rate plus 2.0%, and (ii) consisting of other Obligations, a rate per annum equal to the Reference Rate plus the Applicable Margin plus 2.0% for the period from the date such Obligations were due until the same are pai d.

               (b)  Payment of Interest and Fees.  The Agent shall use its best
                    ----------------------------
     efforts to provide the Company with a statement for interest on the Notes, the facility fees with respect to the Commitments and the collateral handling fees with respect to Mortgage

     Loans pledged under the Pledge and Security Agreement, in each case accrued through the last day of each calendar month, on or before the fifth Business Day of the next succeeding calendar month, but shall have no liability to the Company for its failure to do so. Interest on the Notes, facility fees and collateral handling fees accrued through the last day of each calendar month shall be due and payable on the second Business Day after the date the Company receives such statement from the Agent; provided, that interest payable at the rates provided for in Section 2.02
     (a)(iv) shall be payable on demand. Any Balances Deficiency Fee payable hereunder shall be due and payable quarterly after each Balance Calculation Period within two Business Days after receipt by the Company from any Lender of a statement therefor (a copy of which shall be provided to the Agent) containing the calculations made to determine such Balances Deficiency Fee, which statement shall be conclusive absent manifest error.

               (c)  Designation and Conversions of Outstanding Advances. Subject
                    ---------------------------------------------------
     to the terms and conditions of this Agreement, the Company shall designate, on any Borrowing Date, all or portions of the Warehousing Loans or Swingline Loans to be made on such Borrowing Date as one or more Eurodollar Advances, Balance Funded Rate Advances or Reference Rate Advances. Any portion of an outstanding Loan not designated as a Reference Rate Advance or a Balance Funded Rate Advance shall be funded as a Eurodollar Advance. Thereafter, subject to the terms and conditions of this Agreement, the Company shall have the option to convert all or any portion of any outstanding Advance consisting of Warehousing Loans or Swingline Loans into Advances of another type (i.e., Eurodollar Advances, Balance Funded Rate Advances or Reference Rate Advances); provided, however, that (i) no Advance may be requested as or converted into a Eurodollar Advance or, without the written consent of the Lender to which it is owed (a copy of which shall be provided to the Agent), a Balance Funded Rate Advance if an Event of Default or Unmatured Event of Default has occurred and is continuing on the proposed date of conversion, and (ii) no Advance owed to any Lender may be requested as or converted into a Balance Funded Rate Advance without the prior consent of such Lender, which shall be confirmed to the Agent in writing by such Lender, if the Reserve-Adjusted Balances maintained by the Company at such Lender are less than the aggregate amount of Balance Funded Rate Advances owed to such Lender, after giving effect to such conversion. The Company shall provide the Agent with telephonic notice of each proposed conversion not later than 1:00 P.M. (Minneapolis time) on the date of any conversion, which notice shall set forth the proposed date therefor. Each such notice shall specify (A) the amount to be converted, and (B) the date for the conversion. Any notice given by the Company under this Section 2.02(c) shall be irrevocable. The Company shall promptly confirm any such proposed conversion by delivering to the Agent a duly completed and executed Confirmation of Borrowing/Paydown/ Conversion. The Agent shall notify each Lender affected by such proposed conversion by not later than 2:00 P.M. (Minneapolis time) on the date it receives such notice of the Advances of such Lender being converted and the types of Advances into which such Advances are being converted.

          (d)  Agent's Fees.  The Company shall pay to the Agent collateral
               ------------
     handling fees in accordance with the terms of a letter dated May 26, 1999 as the same may be amended, supplemented, restated or replaced from time to time.

          2.03 Payments and Computations.
               -------------------------

               (a)  Payments.  All payments and prepayments by the Company of
                    --------
     principal of and interest on each Note and all fees, expenses and other obligations under this Agreement shall be made in Immediately Available Funds to the Agent not later than 2:00 p.m. (Minneapolis time) on the dates called for under this Agreement, at the main office of the Agent in Minneapolis. Funds received after such hour shall be deemed to have been received by the Agent on the next Business Day. The Company irrevocably authorizes the Agent to charge the Collateral Account or any other account of the Company (other than escrow or custodial accounts) maintained with the Agent in an amount equal to any such payment or permitted prepayment of principal, interest, fees, expenses and other Obligations then due and payable by the Company to the Lenders or the Agent under this Agreement and the other Loan Documents, as the case may be.

               (b)  Computations.  Balances Deficiency Fees, facility fees and
                    ------------
     interest on each Note shall be computed on the basis of actual days elapsed and a year of 360 days.

          2.04 Setoff.  Whenever an Event of Default shall have occurred and be
               ------
continuing, the Company hereby irrevocably authorizes each Lender to set off the Obligations owed to such Lender against all deposits and credits of the Company with, and any and all claims of the Company against, such Lender, excluding deposits of the Company with such Lender which the Company holds in escrow or in trust for the benefit of third parties, whether or not the Obligations owed to such Lender, or any part thereof, shall be then due. No Lender shall, except as otherwise set forth in the Loan Documents, have any right to set off the Obligations owed to such Lender against any such deposits or credits except during the continuance of an Event of Default.

          2.05 Increased Capital Requirements.  In the event that, as a result
               ------------------------------
of any Regulatory Change, compliance by any Lender with any applicable law or governmental rule, requirement, regulation, guideline or order (whether or not having the force of law) regarding capital adequacy has the effect of reducing the rate of return on such Lender's capital as a consequence of such Lender's Commitment or amounts outstanding under such Lender's Note to a level below that which such Lender would have achieved but for such compliance (taking into consideration such Lender's policies with respect to capital adequacy), then from time to time the Company shall pay to such Lender, within thirty days after written demand by such Lender, such additional amount or amounts as will compensate such Lender for such reduction; provided, that the Company shall not be obligated to pay any such additional amount (i) unless such Lender shall first have notified the Company in writing that it intends to seek such compensation pursuant to this Section, or (ii) to the extent such additional amount is attributable to the period ending 91 days prior to the date of the first such notice with respect to such Regulatory Change (the "Excluded Period"), except to the extent any amount is attributable to the Excluded Period as a result of the retroactive application of the applicable Regulatory Change. A certificate, which shall be conclusive except for manifest error, as to the amount of any such reduction (including calculations in reasonable detail showing how such Lender computed such reduction and a statement that such Lender has not allocated to its Commitment or amounts outstanding under its Note a proportionately greater amount of such reduction than is attributable to each of its other commitments to lend or to each of its other outstanding credit extensions that are affected similarly by such compliance by such Lender, whether or not such Lender allocates any portion of such reduction to such other commitments or credit extensions) shall be furnished promptly by such Lender to the Company.

          2.06 Provisions Relating to Eurodollar Advances and Balance Funded
               -------------------------------------------------------------
Rate Advances.
-------------

               (a)  Interest Rate Not Ascertainable, Etc.  If, on the date for
                    ------------------------------------
     determining the Adjusted Eurodollar Rate in respect of any Eurodollar Advance, any Lender determines (which determination shall be conclusive and binding, absent error) that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to such Lender of funding such Eurodollar Advance, then such Lender shall notify the Agent, and the Agent shall notify the Company, of such determination, whereupon the obligation of such Lender to make, or to convert any Advances to, Eurodollar Advances shall be suspended until such Lender notifies the Agent, and the Agent notifies the Company, that the circumstances giving rise to such suspension no longer exist. Outstanding Eurodollar Advances owed to such Lender shall thereupon automatically be converted to Reference Rate Advances.

               (b)  Increased Cost.  If, after the date hereof, any Regulatory
                    --------------
     Change or compliance with any request or directive (whether or not having the force of law) of any governmental authority, central bank or comparable agency:

                         (i) shall subject any Lender to any tax, duty or other charge with respect to Eurodollar Advances or Balance Funded Rate Advances, its Note, or its obligation to make Eurodollar Advances or Balance Funded Rate Advances, or shall change the basis of taxation of payment to such Lender of the principal of or interest on Eurodollar Advances or Balance Funded Rate Advances or any other amounts due under this Agreement in respect of Eurodollar Advances or Balance Funded Rate Advances or its obligation to make Eurodollar Advances or Balance Funded Rate Advances (except for changes in the rate of tax on the overall net income of such Lender imposed by the laws of the United States or any jurisdiction in which such Lender's principal office is located); or

                         (ii) shall impose, modify or deem applicable any reserve, special deposit, capital requirement or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement to the extent included in calculating the Adjusted Eurodollar Rate) against assets of, deposits with or for the account of, or credit extended by, any Lender or shall impose on any Lender or on the interbank Eurodollar market any other condition affecting Eurodollar Advances or Balance Funded Rate Advances, such Lender's Note, or its obligation to make Eurodollar Advances or Balance Funded Rate Advances;

     and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any Eurodollar Advance or Balance Funded Rate Advance, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or under its Note, then, within 30 days after written demand by such Lender, the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction; provided, that the Company shall not be obligated to pay any such additional amount (i) unless such Lender shall first have notified the Company in writing that it intends to seek such compensation pursuant to this Section, or (ii) to the extent such additional amount is attributable to the period ending 91 days prior to the date of the first such notice with respect to such Regulatory Change (the "Excluded Period"), except to the extent any amount is attributable to the Excluded Period as a result of the retroactive application of the applicable Regulatory Change. A certificate of any Lender claiming compensation under this Section 2.06(b), setting forth the additional amount or amounts to be paid to it hereunder and stating in reasonable detail the basis for the charge and the method of computation, shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable with respect to any period shall not constitute a waiver of such Lender's rights to demand compensation for any increased costs or reduction in amounts received or receivable in any subsequent period.

               (c)    Illegality.  If, after the date of this Agreement, the
                      ----------
     adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for such Lender to make, maintain or fund Eurodollar Advances or Balance Funded Rate Advances, such Lender shall notify the Company and the Agent, whereupon the obligation of such Lender to make or convert Advances into Eurodollar Advances or Balance Funded Rate Advances, shall be suspended until such Lender notifies the Company and the Agent that the circumstances giving rise to such suspension no longer exist. If any Lender determines that it may not lawfully continue to maintain any Eurodollar Advances or Balance Funded Rate Advances, all of the affected Advances shall be automatically converted to Reference Rate Advances as of the date of such Lender's notice.

          SECTION 3.  REPRESENTATIONS AND WARRANTIES.  In order to induce the
                      ------------------------------
Lenders to enter into this Agreement and to make and maintain the Loans hereunder, the Company makes the following representations and warranties to the Lenders effective on and as of the Signing Date, the Effective Date and each Borrowing Date:

          3.01 Formation; Powers; Good Standing; Subsidiaries; Agency Status.
               -------------------------------------------------------------

               (a)  Formation and Powers.  NCFC is a corporation duly
                    --------------------
     organized, validly existing and in good standing under the laws of the State of Delaware, the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, NCCC is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and each of NCFC, the Company and NCCC has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into and perform each Loan Document to which it is or will be a party and to carry out the transactions contemplated thereby.

               (b)  Good Standing.  Each of NCFC, the Company and NCCC is in
                    -------------
     good standing wherever necessary to carry on its business and operations, except in jurisdictions in which the failure to be in good standing would not preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

               (c)  Subsidiaries, Joint Ventures and Partnerships.  As of the
                    ---------------------------------------------
     Signing Date, neither NCFC nor the Company has any Subsidiaries other than those listed on Schedule 3.01. Neither NCFC, the Company nor any of their Subsidiaries is a member of any joint venture or partnership other than a strategic alliance with Persons in which the Company has made Investments of the types permitted pursuant to Sections 4.10(i) and 4.10(j).

          3.02 Authorization; No Conflict; Governmental Consents; Binding
               ----------------------------------------------------------
Effect.

               (a)  Authorization of Borrowing.  The execution, delivery and
                    --------------------------
     performance by each of NCFC, the Company and NCCC of each Loan Document to which it is or will become a party, the carrying out of the transactions contemplated thereby, and the issuance, delivery and payment of the Notes have been duly authorized by all necessary corporate action by each of them.

               (b)  No Conflict. The execution, delivery and performance by each
                    -----------
     of NCFC, the Company and NCCC of each Loan Document to which it is or will be a party, the carrying out of the transactions contemplated thereby, and the issuance, delivery and payment of the Notes does not and will not (i) violate any provision of law applicable to it, its articles or certificate of incorporation or bylaws or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of its contractual obligations, (iii) result in or require the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of its properties or assets except the Liens granted to the Agent for the benefit of the Lenders under the Pledge and Security Agreement or (iv) require any approval of shareholders or any approval or consent of any Person under any of its contractual obligations other than approvals or consents which have been obtained.

               (c)  Governmental Consents.  The execution, delivery and
                    ---------------------
     performance by each of NCFC, the Company and NCCC of, and the validity and enforceability of, each Loan Document to which it is or will be a party, the carrying out of the transactions contemplated thereby, and the issuance, delivery and payment of the Notes by the Company do not and will not require any registration with, consent or approval of, or notice to, or other action of, with or by, any Federal, state or other governmental authority or regulatory body or other Person except those that have been obtained. Any registration with, consent or approval of or other action by any federal, state or other governmental authority or regulatory body or other Person which has been obtained and has been disclosed in writing to the Lenders shall remain in effect and shall not be modified except as may be approved in writing by the Agent, which approval shall not be unreasonably withheld.

               (d)  Binding Obligations.  Each of the Loan Documents to which it
                    -------------------
     is a party is, and each of the Loan Documents to which it will be a party will be, the legally valid and binding obligations of each of NCFC , the Company and NCCC, and each of the Loan Documents has been or will be duly executed, and is or will be enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

          3.03 Financial Condition.  NCFC has heretofore delivered to the
               -------------------
Lenders its audited consolidated balance sheet as at December 31, 1998, its unaudited consolidated balance sheet as at March 31, 1999 and the related statements of income, shareholders' equity and cash flow for the periods then ended. The Company has heretofore delivered to the Lenders its audited consolidated balance sheet as at December 31, 1998, its unaudited consolidated balance sheet as at March 31, 1999, and the related statements of income, shareholder's equity and cash flow for the periods then ended. Such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition of NCFC and the Company as of the dates indicated and the results of their operations and cash flow for the periods indicated. As of the Signing Date, neither NCFC nor the Company has any material contingent obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment, which is not reflected in the foregoing financial statements or in the notes thereto.

          3.04 Title to Property; Liens.  NCFC and the Company each has good,
               ------------------------
sufficient and legal title to all the properties and assets reflected in the balance sheets dated as at March 31, 1999 referred to in Section 3.03 and all assets held by NCFC and the Company on the Signing Date but acquired subsequent to the date of such balance sheet, except for assets disposed of in the ordinary course of business. All such properties and assets are free and clear of Liens, except as permitted hereunder. The grants of security interests pursuant to the Pledge and Security Agreement and the Servicing Security Agreement create valid security interests in the property subject thereto and the Liens on the Collateral created by the Pledge and Security Agreement and the Servicing Security Agreement will be first priority Liens thereon, free and clear of any other Liens except as permitted hereunder.

          3.05 Litigation; Adverse Facts.  Except as set forth in Schedule 3.05,
               -------------------------
there is no action, suit, proceeding or arbitration at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of NCFC, the Company or any of their Subsidiaries, threatened against or affecting NCFC, the Company or NCCC or any of their respective properties that would, if decided in a manner adverse to it, result in any material adverse change in its business, operations, properties, assets or condition (financial or otherwise) or would materially adversely affect its ability to perform its obligations under each Loan Document to which it is or will be a party, and there is no basis known to it for any action, suit or proceeding which would have such an effect. None of NCFC, the Company or NCCC is (i) in violation of any applicable law if such violation materially adversely affects or may materially adversely affect its business, operations, properties, assets or condition (financial or otherwise) or (ii) subject to or in violation of any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise). There is no action, suit, proceeding or investigation pending or, to the knowledge of NCFC, the Company or NCCC, threatened against or affecting NCFC, the Company or NCCC, which questions the validity or the enforceability of any Loan Document.

          3.06 Other Agreements; Performance.
               -----------------------------

               (a)  Agreements.  None of  NCFC, the Company or NCCC is a party
                    ----------
     to or subject to any contractual obligation or charter or other internal restriction materially adversely affecting its business, properties, assets, operations or condition (financial or otherwise).

               (b)  Performance.  None of NCFC, the Company  or NCCC is in
                    -----------
     default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its material contractual obligations, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a material adverse effect on its business, properties, assets, operations or condition (financial or otherwise). To the best knowledge of NCFC, the Company and NCCC, the other parties to any of the contractual obligations of NCFC, the Company or NCCC are not in default thereunder, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a material adverse effect on its business, properties, assets, operations or condition (financial or otherwise).

          3.07 Use of Proceeds.  All proceeds of the Loans will be used only in
               ---------------
accordance with Section 2.01(i). No part of the proceeds of the Loans will be used by the Company to purchase or carry any margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System (or any successor thereto)) or to extend credit to any other Person for the purpose of purchasing or carrying any margin stock.

          3.08  Taxes.  Each of NCFC and the Company has filed all tax returns
                -----
required to be filed by it, and has paid all taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith by appropriate proceedings for which adequate reserves in conformity with GAAP have been provided. No material tax Liens have been filed and, to their knowledge, no material claims or assessments are being asserted or will be asserted with respect to any such taxes or other charges.

          3.09  ERISA.  Each Plan is in substantial compliance with all
                -----
applicable requirements of ERISA and the Code and with all material applicable rulings and regulations issued under the provisions of ERISA and the Code setting forth those requirements. No Reportable Event has occurred and is continuing with respect to any Plan. All of the minimum funding standards applicable to such Plans have been satisfied and there exists no event or condition which would reasonably be expected to result in the institution of proceedings to terminate any Plan under Section 4042 of ERISA. With respect to each Plan subject to Title IV of ERISA, as of the most recent valuation date for such Plan, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Lenders) of such Plan's projected benefit obligations did not exceed the fair market value of such Plan's assets. Neither the Company nor any ERISA Affiliate is required to make contributions to any Multiemployer Plan.

          3.10  Governmental Regulation.  None of NCFC, the Company nor any of
                -----------------------
their Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 or any federal or state statute or regulation limiting its ability to incur Indebtedness for money borrowed.

          3.11  Indebtedness.  As of the Signing Date, none of NCFC, the Company
                ------------
nor any of their Subsidiaries has any Indebtedness outstanding except the Indebtedness permitted pursuant to Section 4.08.

          3.12  No Material Adverse Event.  Since December 31, 1998, neither the
                -------------------------
business, operations, condition (financial or otherwise), properties nor assets of NCFC or the Company or their Subsidiaries have been affected in any material adverse way as the result of any Material Adverse Event, including, without limitation, fire, explosion, accident, act of God, strike, lockout, flood, drought, storm, earthquake, or combination of workmen or other labor disturbance, riot, activity of armed forces or of the public enemy, embargo or nationalization, condemnation, requisition or taking of property, or cancellation or modification of contracts, by any domestic or foreign government or any instrumentality or agency thereof.

          3.13  Licenses and Permits.  Each of NCFC, the Company and their
                --------------------
Subsidiaries has all federal, state and local licenses and permits required to be maintained in connection with and material to the current operation of its businesses, and all such licenses and permits are valid and fully effective.

          3.14 Guarantees.  As of the Signing Date, none of NCFC, the Company
               ----------
nor any of their Subsidiaries has made, or is liable in respect of, any Guarantee, other than the Guaranty and Guarantees permitted pursuant to Section 4.11.

          3.15 Accuracy and Completeness of Information.  No representation or
               ----------------------------------------
warranty of NCFC, the Company or any of their Subsidiaries contained in this Agreement or the other Loan Documents, no representation or warranty contained in any other document, certificate or written statement furnished to the Agent or any Lender by NCFC, the Company or any of their Subsidiaries for use in connection with the transactions contemplated by the Loan Documents and no representation or warranty contained in any other document, certificate or written statement furnished to the Agent or any Lender by or on behalf of any other Person for use in connection with the transactions contemplated by the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact (known to it in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not materially misleading. There is no fact known to NCFC or the Company (other than matters of a general economic nature) which materially adversely affects the business, operations, property, assets or condition (financial or otherwise) of NCFC, the Company or their Subsidiaries which has not been disclosed herein or in such other documents, certificates and statements furnished to the Agent or any Lender for use in connection with the transactions contemplated hereby.

          3.16 Year 2000.  NCFC and the Company have, and have caused their
               ---------
Subsidiaries to, review and assess its business operations and computer systems with respect to the "year 2000 problem" (that is, that computer applications and equipment may not be able properly to perform date-sensitive functions before, during and after January 1, 2000) and, based on those reviews and inquiries, the Company has no reason to believe that the year 2000 problem will result in a material adverse change in the business, condition (financial or otherwise), operations or prospects of NCFC, the Company and their Subsidiaries, or the Company's ability to repay the Lenders.

          SECTION 4.  COVENANTS OF THE COMPANY. So long as the Commitments are
                      ------------------------
in effect and thereafter so long as any Obligation shall remain unpaid, the Company covenants that, unless the Lenders shall otherwise consent in writing, it will perform all the covenants set forth in this Section 4.

          4.01 Financial Statements and Other Reports.  NCFC and the Company
               --------------------------------------
will each maintain, and cause its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices such as to permit the preparation of financial statements in accordance with GAAP and furnish or cause to be furnished to each Lender:

               (a) as soon as available and in any event within 30 days after the end of each calendar month, a copy of the unaudited financial statements of NCFC (on a consolidated and a consolidating basis) and the Company as at the end of such month, consisting of at least a balance sheet and the related statements of income, shareholders' equity and cash flow of NCFC and the Company for such month and from the beginning of the then current fiscal year of NCFC and the Company to the end of such month, setting forth in each case in comparative form the figures for the corresponding date or period of the previous fiscal year, all in reasonable detail, and certified by the chief financial officer of NCFC as being complete and correct in all material respects and fairly presenting NCFC's and the Company's financial condition and results of operations, subject to changes resulting from normal year-end adjustments;

               (b) as soon as available and in any event within 90 days after the end of each fiscal year, financial statements of NCFC (on a consolidated and a consolidating basis) and the Company, consisting of at least a balance sheet as at the end of such fiscal year and the related statement of income, shareholders' equity and cash flow for such fiscal year of NCFC and the Company, setting forth in each case in comparative form the corresponding figures as of the end of and for the previous fiscal year, all in reasonable detail, accompanied by a report thereon of the accounting firm of KPMG Peat Marwick or other independent certified public accountants selected by NCFC and reasonably satisfactory to the Agent, which report shall be unqualified and shall state that such financial statements present fairly the financial condition of NCFC and the Company as at the date indicated and the results of their operations for the periods indicated in conformity with GAAP applied on a basis consistent with prior fiscal years (except as otherwise required by GAAP and stated therein) and that the examination of such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, accompanied by a letter from such accounting firm addressed to the Lenders acknowledging that the Lenders are extending credit in reliance on such statements and authorizing such reliance, and also by any management letters to the Company or its board of directors furnished by such accounting firm in connection with its audit of the Company's consolidated financial statements;

               (c) with the financial statements furnished pursuant to Section 4.01(a) for each calendar month:

                    (i) a certificate signed by the chief financial officer of the Company and a certificate signed by the chief financial officer of NCFC, each stating that to the best of the respective chief financial officer's knowledge, after due inquiry, there exists no Event of Default or Unmatured Event of Default, or, if such Event of Default or Unmatured Event of Default exists, stating the nature thereof, the period of existence thereof, and what action the Company or NCFC proposes to take with respect thereto;

                    (ii) a properly completed Compliance/Borrowing Base Certificate as of the end of such month;

                    (iii) a servicing/delinquency report showing with respect to the Eligible Servicing Portfolio: the number of Mortgage Notes (including Mortgage Notes backing Mortgage-backed Securities) included therein, the total outstanding principal amount thereof, Investor type, weighted average coupon, delinquency status and foreclosure experience; and Financial Printing GroupFinancial Printing Grouptherein, the total outstanding principal amount thereof, Investor type, weighted average coupon, delinquency status and foreclosure experience; and

                              (iv) such additional information concerning the Eligible Servicing Portfolio and such selective detail by segments and categories thereof as may from time to time be reasonably requested by any Lender.

               (d) within five days after the end of each (i) semi-monthly period (for the purposes of this paragraph (d)), with respect to the Agent, and (ii) month, with respect to all the Lenders, an inventory/pipeline position report showing with respect to each Take-Out Commitment: the type, Investor type, expiration date, price, interest rate and/or required yield, the original amount or aggregate amount thereof and the portions thereof that have been utilized and the portions thereof that remain available, future contracts, hedged positions, repurchase agreements and profit and loss, indicating the number of Mortgage Notes owned by the Company, the aggregate principal balance thereof and the warehouse and pipeline balances (for purposes of this clause (d), "inventory" means Mortgage Notes owned by the Company which have been fully funded or with respect to which the Company has paid the full purchase price and "pipeline" means the Mortgage Notes (or applications for Mortgages) as to which the Company has made either firm or floating price quotes to purchase or fund but which have not been purchased or funded by the Company), together with copies of any new Take-Out Commitments issued to or entered into by the Company during such week or month, as the case may be;

               (e) within five Business Days after any officer of the Company has knowledge of their occurrence, notice of each of the following events:

                    (i) the commencement of any action, suit, proceeding or arbitration against NCFC or any Subsidiary of NCFC, or any material development in any action, suit, proceeding or arbitration pending or threatened against NCFC or any such Subsidiary, (A) in which the aggregate uninsured amount claimed is more than $250,000, (B) which would, if decided in a manner adverse to NCFC or such Subsidiary, constitute a Material Adverse Event or (C) which relates to this Agreement or any document executed pursuant hereto or any transaction financed or to be financed in whole or in part directly or indirectly with the proceeds of the Loans made pursuant hereto;

                    (ii) any Event of Default or Unmatured Event of Default and what actions, if any, the Company is taking or contemplates taking in regard thereto;

                    (iii) any notice from any Investor that it intends to put the Company on probation or that it will cease purchasing Mortgage Loans from the Company or that it will cease permitting the Company to service Mortgage Notes owned, sold or guaranteed by it;

                         (iv) the occurrence of any default (however denominated) under, the termination of, or the receipt by the Company of a notice of non-renewal of, any credit, gestation repurchase or other financing facility of the Company or NCFC (A) with SBRC or any similar counterparty reasonably satisfactory to the Agent or (B) under which there is Indebtedness or other obligations in an amount in excess of $100,000 outstanding; and

               (v) notice of any other Material Adverse Event, including any material adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed by the Company to the Lenders;

               (f) within ten Business Days following each issuance of Mortgage-backed Securities by the Company, a copy of the due diligence report prepared in connection with such issuance by KPMG Peat Marwick or other independent certified public accountants selected by the Company and reasonably satisfactory to the Agent;

               (g) prior to the end of each fiscal year, final annual budgets, forecasts and pro-forma cash flow projections developed by NCFC and the Company for its next succeeding fiscal year;

               (h) as soon as available and in any event within 30 days after the end of each fiscal quarter of the Company, (i) management reports containing such information with respect to each Junior Securitization Interest owned by the Company or an Affiliate of the Company, and the related Company Securitization Transaction, as the Agent may request, including, without limitation, information concerning reserve account balances, cash receipts, prepayment and credit loss experience, REO inventory status and loss projections, and relevant gain on sale assumptions, and (ii) a review report on the quarterly financial statements of NCFC from KPMG LLP or other independent certified public accountants selected by NCFC and reasonably satisfactory to the Agent, in accordance with Statement of Auditing Standards No. 71;

               (i) as soon as available, copies of all financial statements, reports and returns sent to NCFC's stockholders and copies of all regular, periodic, or special reports which the Company or NCFC is or may be required to file with any governmental department, bureau, commission or agency;

               (j) simultaneously with any request to the Agent to approve a new Investor, notice of the identity of such Investor, and promptly upon the request of any Lender, additional information concerning any such proposed Investor; and

               (k) from time to time, such other information regarding the business, operations, affairs and financial condition of NCFC or the Company as any Lender may reasonably request.

          4.02 Corporate Existence.  The Company, NCFC and NCCC will each (a)
               -------------------
maintain its corporate existence in good standing under the laws of the jurisdiction of its incorporation and (b) its right to carry on its business and operations in each jurisdiction in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to be in good standing would preclude the Company, NCFC or NCCC from enforcing its rights with respect to any material assets or expose the Company, NCFC or NCCC to any material liability.

          4.03 Compliance with Laws, Taxes, etc.  The Company, NCFC and NCCC
               --------------------------------
will each comply in all material respects with all applicable laws, rules, regulations and orders (including without limitation Regulations T, U and X of the Board of Governors of the Federal Reserve System), the failure to be in compliance with which would have a materially adverse effect on the financial condition of the Company, NCFC or NCCC such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings and for which any reserves required by GAAP have been established. In the event the Company, NCFC or NCCC fails to satisfy its obligations under this Section 4.03 as to taxes, assessments and governmental charges, the Lenders may but are not obligated to satisfy such obligations in whole or in part and any payments made and expenses incurred in doing so shall constitute Obligations, shall bear interest at the rate set forth in Section 2.02(a)(iv) from the date incurred and shall be paid or reimbursed by the Company on demand.

          4.04 ERISA.  The Company and NCFC will each maintain, and cause each
               -----
ERISA Affiliate to maintain, each Plan in compliance with all material applicable requirements of ERISA and of the Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Code and will not and not permit any of the ERISA Affiliates to (a) engage in any transaction in connection with which the Company or any of the ERISA Affiliates would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, in each case in an amount exceeding $10,000, or (b) fail to make full payment when due of all amounts which, under the provisions of any Plan, the Company, NCFC or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency (as such term is defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived with respect to any Plan in an aggregate amount exceeding $10,000. The Company and NCFC will not permit, and will not allow any ERISA Affiliate to permit, any event to occur or condition to exist which would permit any Plan to terminate under any circumstances which would cause the Lien provided for in Section 4068 of ERISA to attach to any assets of the Company, NCFC or any Subsidiary of the Company; and the Company and NCFC will not permit, as of the most recent valuation date for any Plan subject to Title IV of ERISA, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Lenders) of such Plan's projected benefit obligations to exceed the fair market value of such Plan's assets. The Company and NCFC will not, and will not permit any ERISA Affiliate to, become a party to any Multiemployer Plan.

          4.05 Assets and Insurance.  The Company, NCFC and NCCC will each
               --------------------
maintain in full force and effect (a) an adequate errors and omissions insurance policy, (b) such other insurance coverage by financially sound and respectable insurers, on all properties of a character usually insured by organizations engaged in the same or similar business (including, without limitation, all real property covered by Mortgages to the extent normally required by prudent mortgagees) against loss or damage of a kind customarily insured against by such organizations, (c) adequate public liability insurance against tort claims which may be asserted against the Company, NCFC or NCCC and (d) a mortgage bankers blanket bond insurance policy in at least the amount customarily maintained by organizations engaged in the same or similar business and under similar circumstances as the Company, NCFC or NCCC.

          4.06 Inspection, Visitation, etc.  The Company and NCFC will each
               ---------------------------
permit, and will cause its Subsidiaries to permit, any Person designated by any Lender in writing, at such Lender's expense, to visit and inspect any of the properties, corporate books and financial records of NCFC, the Company or such Subsidiaries and discuss its affairs and finances with the principal officers of NCFC, the Company or such Subsidiaries and their independent public accountants, all at such times as any such Lender shall reasonably request.

          4.07 Further Assurances. The Company, NCFC and NCCC will each take all
               ------------------
such further actions and execute all such further documents and instruments as the Agent may at any time reasonably determine in its sole discretion to be necessary or advisable to further carry out and consummate the transactions contemplated by the Loan Documents and to perfect or protect the Liens granted to the Agent for the benefit of the Lenders under any Loan Document.

          4.08  Indebtedness.  The Company and NCFC will not, and will not
                ------------
permit any of their Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

               (a)  the Obligations;

               (b) current liabilities not more than 90 days overdue, unless contested in good faith by appropriate proceedings and any reserves required by GAAP have been established, incurred by NCFC, the Company or NCCC in the ordinary course of business otherwise than for money borrowed;

               (c) Indebtedness incurred to finance the purchase of equipment and secured solely by Liens on such equipment, in an aggregate amount not to exceed $10,000,000;

               (d) Indebtedness incurred to finance Junior Securitization Interests which Indebtedness is secured only by such Junior Securitization Interests, provided, such Indebtedness does not exceed 65% of the value of
                --------
     such Junior Securitization Interests determined in accordance with GAAP;

               (e) intercompany Indebtedness of NCFC to the Company or NCCC in an aggregate amount not to exceed $1,000,000;

               (f) intercompany Indebtedness of the Company or NCCC to NCFC incurred in the ordinary course of business;

               (g) obligations under gestation repurchase agreements or similar arrangements of the type described in Section 4.09(f);

               (h) obligations in respect of letters of credit issued by USBNA for the account of the Company or NCFC with an aggregate face amount not to exceed $1,250,000;

               (i) Indebtedness incurred by the Company in connection with the Salomon REO Agreement in an aggregate amount not to exceed $3,000,000; and

               (j) intercompany Indebtedness between the Company and NCCC incurred in the ordinary course of business.

          4.09 Liens.  The Company and NCFC will not, and will not permit any of
               -----
their Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien with respect to any property now owned or hereafter acquired by NCFC, the Company or NCCC, or any income or profits therefrom, except:

               (a) the security interests granted to the Agent for the benefit of the Lenders, FBS Business Finance Corp. (with respect to obligations described in Section 4.08(c)) and USBNA (with respect to obligations described in Section 4.08(g)) under the Loan Documents;

               (b) Liens in connection with deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of NCFC or the Company;

               (c) Liens for taxes, fees, assessments and governmental charges not delinquent or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP;

               (d) encumbrances consisting of zoning regulations, easements, rights of way, survey exceptions and other similar restrictions on the use of real property and minor irregularities in title thereto which do not materially impair their use in the operation of its business;

               (e) Liens on equipment arising under any capitalized lease obligation or other purchase money Liens on equipment acquired after the Signing Date to secure Indebtedness permitted pursuant to Section 4.08(c);

               (f) Liens incurred in connection with gestation repurchase agreements or similar arrangements under which NCFC or its Subsidiaries are required to repurchase Mortgage-backed Securities or Mortgage Loans from any Lender or other counterparty reasonably satisfactory to the Agent; provided, that such gestation repurchase agreements are entered into in the ordinary course of business in contemplation of the subsequent non-recourse sale of such Mortgage-backed Securities or Mortgage Loans;

               (g) Liens on Junior Securitization Interests which secure Indebtedness permitted by Section 4.08(d);

               (h)  Liens arising under Hedging Arrangements; and

               (i) a pledge of the stock of REO Sub to SBRC pursuant to the Salomon REO Agreement.

          4.10 Investments.  The Company and NCFC will not, and will not permit
               -----------
any of their Subsidiaries to, directly or indirectly, make or own any Investment, except Investments in:

               (a) Marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof.

               (b) Marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or Moody's Investors Service, Inc.

               (c) Commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or Moody's Investors Service, Inc.

               (d) In the case of the Company, Mortgage Loans originated or acquired by the Company in the ordinary course of the Company's business, in the case of NCCC, Mortgage Loans acquired from the Company in the ordinary course of business, and in the case of NCFC, other consumer debt obligations originated or acquired by NCFC in the ordinary course of NCFC's business.

               (e) Certificates of deposits or bankers acceptances issued by any of the Lenders or any other commercial bank organized under the laws of the United States or any State thereof and having a combined capital and surplus of at least $500,000,000, or by United States offices of foreign banks having the highest rating obtainable from a nationally recognized rating agency, in each case maturing within one year from the date of acquisition thereof.

               (f) Investments in mutual funds that invest substantially all of their assets in Investments of the types described in subsections (a), (b),
     (c) and (e) of this Section 4.10.

               (g) The capital stock of any Subsidiary (subject to the limitations set forth in Sections 4.12 and 4.17).

               (h) In the case of the Company and NCCC, loans to NCFC in an aggregate amount not to exceed $1,000,000.

               (i) Direct equity investments made by the Company, to the extent no Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result thereof, in or loans to Persons in the mortgage origination business, in an aggregate amount not to exceed $2,500,000.

               (j) Investments made or to be made by the Company, in an amount not to exceed $1,250,000 in the aggregate, and a guaranty made by NCFC, pursuant to a Strategic Alliance Agreement by and among the Company, Qualified Financial Services, Inc., a Colorado corporation, Qualified Financial Services, Inc., a California corporation, Simon Mundy, an individual, and David V.V. Thais, an individual.

               (k)  Investments arising under Hedging Arrangements.

               (l)  In the case of NCFC, loans to the Company and NCCC.

               (m) Intercompany Indebtedness between the Company and NCCC incurred in the ordinary course of business.

          4.11 Guarantees.   The Company and NCFC will not, and will not permit
               ----------
any of their Subsidiaries to, directly or indirectly, create or become or be liable with respect to any Guarantee, other than:

               (a)  the Guaranty and the NCCC Guaranty;

               (b) Guarantees by NCFC of Indebtedness of the Company secured by liens described in Section 4.09(e), in an amount not to exceed $7,500,000;

               (c) Guarantees by NCFC of the Company's obligations under (i) gestation repurchase agreements or similar arrangements of the type described in Section 4.09(f), or (ii) the Strategic Alliance Agreement described in Section 4.10(j); and

               (d) Guarantees by the Company of the obligations of NCCC or Residual Finance Subsidiaries in respect of Indebtedness permitted by Sections 4.08 (d) and (g).

          4.12 Restriction on Fundamental Changes.  The Company and NCFC will
               ----------------------------------
not, and will not permit any of their Subsidiaries to, engage in any business activities or operations substantially different from or unrelated to those in which the Company and NCFC were engaged on the Signing Date, enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any of its assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business or property of, or stock or other evidence of beneficial ownership of, any Person, except:

               (a) the Company or NCFC may sell or otherwise dispose of property in the ordinary course of business, provided such sales do not include all or substantially all of the assets of NCFC or the Company;

               (b) NCFC and its Subsidiaries other than the Company may engage in any business involving the origination, acquisition, servicing or sale of consumer Indebtedness;

               (c) The Company may transfer REO with a book value not to exceed $6,000,000 at any time to REO Sub, provided that the Agent's security interest, if any, for the benefit of the Lenders in the related Mortgage Loan has been released in accordance with the Pledge and Security Agreement and no Eligible Servicing Receivables (as defined in Exhibit E) relating thereto are included in the Borrowing Base; and

               (d) The Company may transfer to NCCC (i) Mortgage Loans, provided that such Mortgage Loans are subject to the security interest created under the Pledge and Security Agreement prior to such transfer, but will be released from such security interest, and the Warehousing Loans will be repaid with the proceeds of Indebtedness incurred by NCCC of the type described in Section 4.08(g), simultaneously with such transfer, (ii) Junior Securitization Interests, and (iii) fixed assets used in the operation of NCCC.

          4.13 Restricted Payments.  The Company and NCFC will not make any
               -------------------
Restricted Payments, other than (a) dividends paid by NCFC on its Series 1998A Convertible Preferred Stock in an amount not to exceed $1,500,000 per annum, (b) dividends paid by the Company to NCFC to enable NCFC to pay such dividends in an amount not to exceed $1,500,000 per annum, and (c) repurchases by NCFC of shares of its common stock pursuant to the Stock Repurchase Program, in each case provided that, both before and after giving effect to such dividend payments or repurchases, the Borrower and NCFC are in compliance with the covenants set forth in Section 4 of this Agreement and no Event of Default or Unmatured Event of Default has occurred and is continuing.

          4.14 Net Worth.  The Company will at all times maintain Tangible Net
               ---------
Worth of not less than (a) the greater of (i) $40,000,000 or (ii) eighty-five percent (85%) of the Tangible Net Worth at the end of its most recently completed fiscal year (or, in the case of the Tangible Net Worth at the end of any fiscal year, its prior fiscal year) plus (b) ninety percent (90%) of capital
                                        ----
contributions made during such fiscal year plus (c) fifty percent (50%) of
                                           ----
positive year-to-date net income. NCFC will at all times maintain Tangible Net Worth of not less than (a) the greater of (i) $55,000,000 or (ii) eighty-five percent (85%) of the Tangible Net Worth at the end of its most recently completed fiscal year (or, in the case of the Tangible Net Worth at the end of any fiscal year, its prior fiscal year) plus (b) ninety percent (90%) of capital
                                        ----
contributions made during such fiscal year plus (c) fifty percent (50%) of
                                           ----
positive year-to-date net income.

          4.15 Minimum Liquidity. The Company will not permit the sum of (a)
               -----------------
Cash plus (b) the lesser of the Borrowing Base and the sum of the Commitment
     ----
Amounts minus, in either case, the outstanding principal balance of all Loans,
        -----
as of (i) the end of each month and (ii) the date of any payment made under the Stock Repurchase Program (after giving effect to such payment), to be less than $10,000,000.

          4.16 Leverage Ratio.  The Company will not permit the Leverage Ratio
               --------------
of the Company to be greater than 8.0 to 1.0 as of the last day of each fiscal quarter of the Company. NCFC will not permit (i) the Quarterly Average Leverage Ratio for any period of measurement to be greater than 10.0 to 1.0, (ii) the Daily Leverage Ratio on any date to be greater than 15.0 to 1.0, or (iii) the Adjusted Leverage Ratio as of the last day of each fiscal quarter to be greater than 12.0 to 1.0.

          4.17 Subsidiaries.  (a) The Company will not create or acquire any
               ------------
Subsidiaries other than (i) the Subsidiaries listed on Schedule 3.01 hereto, and
(ii) Residual Finance Subsidiaries , and (b) NCFC will not create or acquire any Subsidiaries other than (i) the Company, (ii) the Subsidiaries listed on
Schedule 3.01 hereto, (iii) Residual Finance Subsidiaries, and (iv) Subsidiaries engaged solely in any business involving the origination, acquisition, servicing and sale of consumer obligations.

          4.18 Affiliate Transactions.  The Company and NCFC will not, and will
               ----------------------
not permit any of their Subsidiaries to, enter into any transaction with an Affiliate of the Company or NCFC, except:

               (a) transactions in the ordinary course of business on terms no less favorable to the Company or NCFC than those that would be obtained in an arm's-length transaction;

               (b)  Indebtedness described in Sections 4.08(e) and 4.08(j);

               (c)  guaranties of Indebtedness described in Section 4.11;

               (d) transfers of assets by the Company to NCCC and REO Sub as described in Sections 4.12(c) and 4.12(d); and

               (e) transfers by the Company and NCCC of Junior Securitization Interests to Residual Finance Subsidiaries.

          4.19 Escrow Imbalances.  The Company will, no later than five (5)
               -----------------
Business Days after learning (from any source) of any material imbalance in any escrow account, fully and completely correct and eliminate such imbalance.

          4.20 Inconsistent Agreements.  The Company and NCFC will not, and will
               -----------------------
not permit any of their Subsidiaries to, directly or indirectly, enter into any agreement containing any provision which would be violated or breached by any extension of credit to the Company hereunder or by the performance by the Company or NCFC of their respective obligations hereunder or under any other Loan Document.

          4.21 Closing Procedures.  The Company will provide closing
               ------------------
instructions to each Closing Agent (as defined in the Pledge and Security Agreement) which (a) require, in connection with Mortgage Loans tablefunded by the Company, that (i) the Mortgage Note evidencing each such Mortgage Loan shall be endorsed to the Company, (ii) the assignment of the applicable Mortgage to the Company shall be recorded simultaneously with but separate from the related Mortgage and (iii) the Mortgage Note evidencing each such Mortgage Loan and other related loan documents shall be delivered to the Company promptly upon the closing of such Mortgage Loan, and (b) in the case of Mortgage Loans funded by a wire transfer of funds from the Wet Funding Wire Clearing Account (as defined in the Pledge and Security Agreement) in accordance with Section 4.01(b)(ii) of the Pledge and Security Agreement, contain a statement substantially in the form set forth in Exhibit H. The Company shall review for accuracy and completeness each Mortgage Note, Mortgage, assignment and other document evidencing or securing each Mortgage Loan originated or purchased by the Company.

          4.22 Underwriting.  All Mortgage Loans pledged to the Agent, for the
               ------------
benefit of Lenders, pursuant to the Pledge and Security Agreement will conform with, and will be assigned a Risk Rating in accordance with, the Underwriting Guidelines. The Company shall not make any material change in the Underwriting Guidelines and shall review the Underwriting Guidelines periodically to confirm that they are being complied with in all material respects and are adequate to meet the Company's business objectives.

          4.23 Independence of Covenants.  All covenants hereunder shall be
               -------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Unmatured Event of Default if such action is taken or condition exists.

          4.24 Year 2000 Remediation.  The Company and NCFC agree to take, and
               ---------------------
to cause each of their Subsidiaries to take, all actions reasonably necessary to ensure that the representation set forth in Section 3.16 remains true, and the Company and NCFC agree to notify the Agent promptly if, at any time during the term of this Agreement, the Company or NCFC becomes aware of facts or circumstances such that the representation set forth in Section 3.16 has become or may become untrue or this Section has been or may be breached. The Company and NCFC will promptly deliver to the Agent such information relating to the representation in Section 3.16 and the agreement set forth in this Section as the Agent requests from time to time, including, without limitation, any information pertaining to the review and assessment set forth in Section 3.16.

          SECTION 5.  CONDITIONS PRECEDENT.
                      --------------------

          5.01 Conditions Precedent to Effectiveness.  The several obligations
               -------------------------------------
of the Lenders to make the initial Warehousing Loans and the effectiveness of this Agreement are subject to the satisfaction on or before the Effective Date of each and every of the following conditions:

               (a) The following documents, certificates and opinion, each in form and substance satisfactory to the Lenders and their counsel, shall have been delivered to the Agent:

                    (i)    the Notes, duly executed by the Company;

                    (ii) a reaffirmation of the Pledge and Security Agreement, substantially in the form of Exhibit C hereto, duly executed by the Company;

                    (iii) a reaffirmation of the Servicing Security Agreement, substantially in the form of Exhibit D hereto, duly executed by the Company;

                    (iv) a reaffirmation of the Guaranty, substantially in the form of Exhibit G hereto, duly executed by NCFC;

                    (v) a reaffirmation of the NCCC Guaranty, substantially in the form of Exhibit G-1 hereto, duly executed by NCCC;

                    (vi) completed responses to requests for information or other evidence satisfactory to the Agent that the financing statements and other instruments delivered to the Agent pursuant to the Existing Credit Agreement have been filed in all appropriate filing offices and that such filed financing statements perfect a first priority security interest in favor of the Agent for the benefit of the Lenders in the property described therein;

                    (vii) copies of the resolutions of the Boards of Directors of the Company and NCFC, certified by the respective Secretary or Assistant Secretary of each of them, authorizing the execution, delivery and performance of each Loan Document to which it is or will be a party and the other matters contemplated hereby;

                    (viii) a certificate signed by the Secretary or an Assistant Secretary of each of the Company and NCFC certifying (A) as to the names, incumbency and true signatures of the respective persons authorized to execute and deliver each Loan Document to which it is or will be a party and any other instrument or agreement hereunder and under any other Loan Documents and (B) that the Agent and the Lenders may conclusively rely on such certificate until the Agent shall have received a further certification of its Secretary or an Assistant Secretary canceling or amending such certificate and submitting the names, incumbency and signatures of the officers named in such further certificate;

                    (ix) copies of the Articles or Certificate of Incorporation of each of the Company and NCFC with all amendments thereto, certified by the appropriate governmental official of the jurisdiction of their respective incorporation;

                    (x) certificates of good standing for each of the Company and NCFC in the jurisdiction of its incorporation and certificates of good standing for the Company in each of the jurisdictions in which the Company is required to be qualified to do business, certified by the appropriate governmental officials as of a date not more than forty-five days prior to the Closing Date;

                    (xi) a certificate of the Secretary or an Assistant Secretary of each of the Company and NCFC certifying to true and correct copies of its respective bylaws, as amended to the Effective Date;

                    (xii) the favorable written opinions of Stergios Theologides, counsel to the Company and NCFC, addressed to the Lenders, as to the matters and effect set forth in Exhibit I;

                    (xiii) a certificate of the Secretary or Assistant Secretary of the Company in the form set forth as Exhibit J;

                    (xiv) financing statements and other instruments required by the Agent to create and perfect the security interests granted under the Pledge and Security Agreement and Servicing Security Agreement; and

                    (xv) an Acknowledgment of Exiting Lender, substantially in the form of Exhibit K hereto, duly executed by each Exiting Lender.

               (b) The fees required to be paid pursuant to Section 2.01(j) shall have been paid.

               (c)  The requirements of Section 5.02 shall have been satisfied.

          5.02 Conditions Precedent to all Loans.  The obligation of each Lender
               ---------------------------------
to make each Loan (including the initial Loan) is subject to the satisfaction of each and every of the following additional conditions:

               (a) the Agent shall have received a timely and properly completed notice under Section 2.01(c);

               (b) there shall not have been any Regulatory Change after the Signing Date which would render the transactions contemplated hereby unlawful or which would impose a cost on or increase the cost to such Lender for making or maintaining its Loans or which would reduce any amount payable to such Lender under this Agreement or its Note or Notes;

               (c) no Event of Default or Unmatured Event of Default shall have occurred and be continuing or will exist upon making the requested
Loan;

               (d) all the representations and warranties set forth in Section 3 of this Agreement, in Section 5 of the Pledge and Security Agreement, in
     Section 4 of the Servicing Security Agreement, in Section 15 of the Guaranty and in Section 15 of the NCCC Guaranty shall be true and correct in all material respects as though made on and as of the applicable Borrowing Date;

               (e) no material adverse change in, or development likely to have a material adverse effect on, the business, operations, prospects, assets or condition (financial or otherwise) of NCFC or the Company shall have occurred and no occurrence or event which is likely to have a material adverse effect on the rights and remedies of the Lenders or the ability of NCFC or the Company to perform their respective obligations to the Lenders shall have occurred; and

               (f)  the requested Loan is permitted under Section 2.01.

          SECTION 6.  EVENTS OF DEFAULT; REMEDIES.
                      ---------------------------

          6.01 Events of Default.  The occurrence of any one or more of the
               -----------------
following events shall constitute an Event of Default:

               (a) The Company shall fail to make when due, whether by acceleration of maturity or otherwise, any payment of principal of any Note, or shall fail to pay within five days after the same becomes due, whether by acceleration of maturity or otherwise, any payment of interest on any Note or any fee or other amount required to be paid to the Agent or any Lender pursuant to this Agreement or any other Loan Document; or

               (b) Any representation or warranty made or deemed made by the Company in this Agreement or by the Company, NCFC or NCCC in any other Loan Documents or in any certificate, statement, report or document furnished to the Agent or the Lenders pursuant to or in connection with any Loan Document shall be untrue or misleading in any material respect on the date as of which the facts set forth are stated or certified or deemed stated or certified; or

               (c) The Company shall fail to comply with any agreement, covenant, condition, provision or term contained in the Pledge and Security Agreement, in the Servicing Security Agreement or in Section 4.02(a), 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17, 4.20, 4.21 or 4.22,
     or shall fail to comply with any agreement, covenant, condition, provision or term contained in Section 4.02(b) or 4.04 and such failure shall not be remedied within 10 calendar days after an executive officer of the Company shall have become aware of such failure to comply; or

               (d) The Company, NCFC or NCCC shall fail to comply with any other agreement, covenant, condition, provision or term contained in this Agreement or any other Loan Document then in effect (other than those hereinabove set forth in this Section 6.01) and such failure to comply is not remedied within 30 calendar days after the earliest of (i) the date the Agent has given the Company written notice of the occurrence thereof, (ii) the date the Company gives notice of such failure to the Agent or (iii) the date the Company should have given such notice of such failure to the Agent pursuant to Section 4.01(e)(ii); or

               (e) Any creditor or representative of any creditor of the Company, NCFC or NCCC shall become entitled to declare any Indebtedness in the amount of $250,000 or more owing on any bond, debenture, note or other evidence of Indebtedness for borrowed money to be due and payable prior to its expressed maturity, whether or not such Indebtedness is actually declared to be immediately due and payable, or any such Indebtedness becomes due and payable prior to its expressed maturity by reason of any default by the Company, NCFC or NCCC in the performance or observance of any obligation or condition and such default shall not have been effectively waived or shall not have been cured within any grace period allowed therefor or any such Indebtedness shall have become due by its terms and shall not have been promptly paid or extended; or

               (f) The Company, NCFC or NCCC shall become insolvent or shall generally not or admit in writing its inability to pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of the Company, NCFC or NCCC or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Company, NCFC or NCCC or for a substantial part of the property thereof and shall not be discharged within 60 days, or the Company, NCFC or NCCC shall make an assignment for the benefit of creditors; or

               (g) Any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law shall be instituted by or against the Company, NCFC or NCCC, and, if instituted against the Company, NCFC or NCCC, shall have been consented to or acquiesced in by the Company, NCFC or NCCC, or shall remain undismissed for 60 days, or an order for relief shall have been entered against the Company, NCFC or NCCC; or

               (h) Any dissolution or liquidation proceeding shall be instituted by or against the Company, NCFC or NCCC and, if instituted against the Company, NCFC or NCCC, shall be consented to or acquiesced in by the Company, NCFC or NCCC or such Subsidiary or shall remain for 60 days undismissed; or

               (i) A judgment or judgments for the payment of money in excess of the sum of $250,000 in the aggregate shall be rendered against the Company, NCFC or

     NCCC and either (i) the judgment creditor executes on such judgment or (ii) such judgment remains unpaid or undischarged for more than 60 days from the date of entry thereof or such longer period during which execution of such judgment shall be stayed during an appeal from such judgment.

               (j) Any execution or attachment shall be issued whereby any substantial part of the property of the Company, NCFC or NCCC shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 30 days after the issuance thereof; or

               (k) The Pledge and Security Agreement, the Servicing Security Agreement, the Guaranty or the NCCC Guaranty shall, at any time, cease to be in full force and effect or shall be judicially declared null and void, or the validity or enforceability thereof shall be contested by the Company, NCFC or NCCC, or the Agent for the benefit of the Lenders shall cease to have a valid and perfected security interest having the priority contemplated under the Pledge and Security Agreement or the Servicing Security Agreement in any part of the Collateral described therein, other than by action or inaction of the Agent, unless the Company shall, within two Business Days after the earlier of the date it receives notice thereof from the Agent or the date an officer of the Company has knowledge thereof, repay the outstanding Loans in an amount sufficient to reduce the aggregate outstanding principal balance of the Loans to the aggregate Warehousing Collateral Value of the Collateral; or

               (l)  A Change of Control shall occur.

          6.02 Remedies.  If (a) any Event of Default described in Section
               --------
6.01(f), (g) or (h) shall occur, the Commitments shall automatically terminate and the Obligations shall automatically become immediately due and payable, and thereafter the Required Lenders may direct the Agent to attempt to enforce its rights under any one or more of the Loan Documents; or (b) any other Event of Default shall occur and be continuing, then, the Required Lenders may do any or all of the following: (i) declare the Commitments terminated, whereupon the Commitments shall be terminated, (ii) declare the Obligations to be forthwith due and payable, whereupon the Obligations shall immediately become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in any other Loan Document to the contrary notwithstanding, and (iii) direct the Agent to attempt to enforce its rights under any one or more of the Loan Documents.

          SECTION 7.  THE AGENT
                      ---------

          7.01 Appointment and Authorization.  Each Lender appoints and
               -----------------------------
authorizes the Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Neither the Agent nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents,

WHETHER OR NOT AMOUNTING TO SIMPLE NEGLIGENCE, except for its or their own gross negligence or willful misconduct; provided, however, that the Agent shall be protected in acting or refraining from acting upon the instruction of the requisite Lenders under Section 8.05; and provided, further, that the Agent shall not be required to take any action that exposes it to personal liability or is contrary to any Loan Document, other agreement or applicable law. The Agent shall act as an independent contractor in performing its obligations as the Agent hereunder and under the other Loan Documents and nothing herein contained shall be deemed to create a fiduciary relationship among or between the Agent, the Company or the Lenders.

          7.02 Note Holders.  The Agent may treat the payee of any Note as the
               ------------
holder thereof until written notice of transfer shall have been filed with it signed by such payee.

          7.03 Consultation With Counsel.  The Agent may consult with legal
               -------------------------
counsel selected by it and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

          7.04 Documents.  The Agent shall not be under a duty to examine into
               ----------
or pass upon the validity, effectiveness, genuineness or value of the Notes, the other Loan Documents or any other instrument or document furnished pursuant thereto or thereunder. The Agent makes no representation or warranty to any Lender, nor shall the Agent be responsible for any representations, warranties or statements made in connection with this Agreement or any other Loan Document. The Agent shall be entitled to assume that this Agreement and the other Loan Documents are valid, effective and genuine and what they purport to be. The Agent (i) shall execute and deliver the Pledge and Security Agreement, whereupon each provision thereof which is contemplated to be binding upon the Lenders shall be binding upon the Lenders and each of them; and (ii) shall not waive, amend or otherwise modify any provision of the Pledge and Security Agreement without the written consent of the Lenders required pursuant to Section 8.05.

          7.05 Agent and Affiliates.  With respect to its Commitments and the
               --------------------
Loans made by it in its capacity as a Lender, the entity that is the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not the Agent, and the entity that is the Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary as if it were not the Agent.

          7.06 Action by Agent.  The Agent shall be entitled to use its
               ---------------
discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, or with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement and the other Loan Documents. The Agent shall incur no liability under or in respect of this Agreement or any of the other Loan Documents by acting upon any notice, consent, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment, or which may seem to it to be necessary or desirable in the premises. The Agent may employ agents and attorneys-in-fact in carrying out its responsibilities under the Loan Documents, and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact as long as the Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact, EVEN IF SUCH SELECTION AMOUNTED TO SIMPLE NEGLIGENCE.

          7.07  Credit Analysis.  Each Lender has made, and shall continue to
                ---------------
make, its own independent investigation or evaluation of the operations, business, property and condition, financial and otherwise, of the Company in connection with its Commitments and Loans and has made its own appraisal of the creditworthiness of the Company. Except as explicitly provided herein, the Agent has no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect to such operations, business, property, condition or creditworthiness, whether such information comes into its possession on or before the first Event of Default or at any time thereafter.

          7.08  Notices of Event of Default, etc.  In the event that any Lender
                ---------------------------------
shall have acquired actual knowledge of any Event of Default or Unmatured Event of Default, other than as a result of its receipt of financial statements delivered to it pursuant to Section 4.01, such Lender shall promptly give notice thereof to the Agent. The Agent shall, promptly upon receipt of any such notice provide a copy thereof to the other Lenders. Upon receipt from any Lender of a request that the Agent give notice to the Company of the occurrence of an Event of Default or Unmatured Event of Default under Section 6, the Agent shall promptly forward such request to the other Lenders and will take such action and assert such rights under this Agreement and the other Loan Documents as the requisite Lenders under Section 8.05 shall direct in writing.

          7.09  Indemnification.  Each Lender agrees to indemnify the Agent (to
                ----------------
the extent not reimbursed by the Company), ratably according to its Pro Rata Share (determined under clause (e) of the definition thereof), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by the Agent under this Agreement or the other Loan Documents, WHETHER OR NOT THE AGENT'S SIMPLE NEGLIGENCE CAUSES THE SAME IN WHOLE OR IN PART; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its Pro Rata Share (determined under clause (l) of the definition thereof) of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Loan Documents, to the extent that the Agent is not reimbursed for such expenses by the Company, WHETHER OR NOT SUCH OUT-OF-POCKET EXPENSES RESULTED, IN WHOLE OR IN PART, FROM THE AGENT'S SIMPLE NEGLIGENCE; provided, that no Lender shall be liable for any portion of any such expenses resulting from the Agent's gross negligence or willful misconduct.

          7.10  Payments.  All payments of principal of the Notes and all other
                ---------
funds received by the Agent in respect of any payments made by the Company pursuant to this

Agreement, the Notes or the other Loan Documents, other than payments under Sections 2.05 and 2.06, and subject to the effect of Section 7.11, shall be distributed forthwith by the Agent (in like currency and funds) to the Lenders on the date received or deemed received pursuant to Section 2.03(a), in accordance with Sections 2.02(b) in the case of payments of interest and Balances Deficiency Fees, and ratably according to each Lender's Pro Rata Share in the case of any other payment received by the Agent. If the Agent does not make any such distribution (or provide Federal Reserve Bank reference numbers for the wire transfer of the amount thereof) on the date any such payment is received or deemed received pursuant to Section 2.03(a), the Agent will pay interest to each Lender entitled to receive a portion of such distribution on the amount distributable to it at the Federal Funds Effective Rate from such date until the date such distribution is made, such interest to be payable with such distribution. Notwithstanding any of the foregoing or any other provision of this Agreement, upon and after the occurrence of an Event of Default or Unmatured Event of Default, (a) all proceeds received by the Agent from the sale or other disposition of the Collateral shall be applied in accordance with
Section 17 of the Pledge and Security Agreement or Section ___ of the Servicing Security Agreement, as applicable, and (b) all payments made by the Guarantor to the Agent under the Guaranty shall be applied in the same order of priority as is set forth in Section 17 of the Pledge and Security Agreement.

          7.11 Sharing of Payments.  Other than as provided in Section 7.10, if
               -------------------
any Lender shall receive and retain any payment during the continuance of an Event of Default or Unmatured Event of Default, whether by setoff, application of deposit balance or security, or otherwise, in respect of the Obligations in excess of such Lender's Pro Rata Share of all payments of the Obligations, then such Lender shall purchase from the other Lenders for cash and at face value and without recourse, such participation in the Obligations held by them as shall be necessary to cause such excess payment to be shared ratably as aforesaid with each of them; provided, that if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. Each Lender agrees to exercise any and all rights of setoff, counterclaim or bankers' lien first fully against the Obligations, and only then to any other indebtedness of the Company to such Lender.

          7.12 Successor Agent.  The Agent may resign at any time by giving ten
               ---------------
days written notice thereof to the Lenders and the Company. The Required Lenders may remove the Agent at any time with or without cause by notifying the Agent and the Company in writing. In addition, the Lenders with an aggregate Pro Rata Share (determined under clause (a) of the definition thereof) of 66 2/3% may at any time, if such Lenders determine, in the reasonable exercise of their judgment, that the Agent is not handling the Collateral in accordance with accepted industry practices, appoint a custodian to perform the Agent's responsibilities under the Pledge and Security Agreement and, with respect to the Collateral and the determination of the Borrowing Base, hereunder. Upon any such resignation or removal, the Required Lenders or, in the case of a removal pursuant to the preceding sentence, the removing Lenders shall have the right to appoint a successor Agent, which successor Agent shall (unless an Event of Default has then occurred and is continuing) be reasonably acceptable to the Company. Upon any determination by the Lenders under the second preceding sentence to appoint a custodian, the Lenders making such determination shall have the right to appoint a custodian, which custodian shall (unless an Event of Default has then occurred and is continuing) be reasonably acceptable to the Company. If no successor Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of its resignation or the removal of the Agent, then the retiring Agent may, on behalf of the Lenders, appoint an Agent or custodian which shall be a Lender or a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000 and which shall be reasonably acceptable to the Company (unless an Event of Default has occurred and is continuing). Any such resignation or removal shall be effective upon the appointment of a successor Agent. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations, under this Agreement and the other Loan Documents. After any retiring Agent's resignation or removal hereunder as the Agent, the provisions of this Section 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was acting as the Agent under this Agreement and any other Loan Document.

          7.13  Inspection. The Lenders and their agents, accountants, attorneys
                ----------
and auditors will be permitted during normal business hours at any time and from time to time upon reasonable notice to examine (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Agent relating to any or all Collateral and to make copies thereof. Any such examination will be at the cost and expense of the Lender conducting such examination.

          7.14  Notice of New Investors.  The Agent shall use reasonable efforts
                -----------------------
to provide prompt notice to each Lender (which notice may be telephonic) of its approval of any new Investor after May 26, 1999; provided, however, that the
                                                 --------  -------
Agent shall have no liability to any Lender or other Person for its failure to provide the notice described in this Section 7.14.

          SECTION 8.  MISCELLANEOUS.
                      -------------

          8.01  Waiver.  No failure on the part of the Agent or the Lenders to
                ------
exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein and in the other Loan Documents are cumulative and not exclusive of any remedies provided by law.

          8.02  Notices.  Except as otherwise specifically provided for herein,
                -------
all notices and other communications provided for herein shall be in writing (including teletransmission communication) and, unless otherwise required herein or by law, shall be teletransmitted, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to the other parties in accordance with this Section
8.02. All notices and other communications hereunder shall be effective when transmitted by telex or telecopier, delivered or, in the case of a mailed notice or notice sent by overnight courier, upon receipt thereof as conclusively evidenced by the signed receipt therefor, in each case given or addressed as aforesaid except that notices to the Agent under the provisions of Section 2 shall not be effective until received by the Agent.

          8.03 Expenses; Indemnification.  The Company agrees to pay on demand:
               -------------------------
(a) the reasonable fees and expenses of Dorsey & Whitney LLP, special counsel to the Agent in connection with the negotiation, preparation, approval, execution and delivery of the Loan Documents, (b) the reasonable fees and expenses of counsel for the Agent in connection with any amendment, modification or waiver of any of the terms of any Loan Document and (c) all reasonable costs and expenses of the Agent and each Lender (including reasonable counsel's fees) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other Loan Documents. The Company hereby agrees to indemnify the Lenders and their directors, officers, agents and employees from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation, litigation or other proceedings related to any use made or proposed to be made by the Company of the proceeds of the Loans or the operation of the Company's business, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceedings, WHETHER OR NOT SUCH OUT-OF-POCKET EXPENSES RESULTED, IN WHOLE OR IN PART, FROM THE AGENT'S OR ANY LENDER'S SIMPLE NEGLIGENCE (but excluding, for all purposes under this Section 8.03, any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

          8.04 Confidentiality.  The Agent and each Lender shall use reasonable
               ---------------
efforts to assure that information about the Company, NCFC and their respective operations, affairs and financial condition, not generally disclosed to the public or to trade and other creditors, which is furnished to the Agent or such Lender, as the case may be, pursuant to the provisions hereof is used only for the purposes of this Agreement and any other relationship between the Lenders and the Company and NCFC and shall not be divulged to any Person other than the Agent, the Lenders, their respective Affiliates and their respective officers, directors, employees and agents, except: (a) to their attorneys and accountants,
(b) in connection with the enforcement of the rights of the Agent and the Lenders hereunder and under the other Loan Documents or otherwise in connection with applicable litigation, (c) in connection with assignments and participations and the solicitation of prospective assignees and participants referred to in the immediately preceding Section, and (d) as may otherwise be required or requested by any regulatory authority having jurisdiction over the Agent or any Lender or by any applicable law, rule, regulation or judicial process, the opinion of the applicable Lender's counsel concerning the making of such disclosure to be binding on the parties hereto. Neither the Agent nor any Lender shall incur any liability to the Company or NCFC by reason of any disclosure permitted by this Section 8.04.

          8.05 Releases, Amendments, Waivers, Consents and Exercise of Remedies.
               ----------------------------------------------------------------
Except as otherwise provided in this Section 8.05, any provision of this Agreement or any other Loan Document may be amended or modified only by an instrument or instruments in writing signed by the Required Lenders and the Company. Any amendment, waiver or consent reducing any principal of, or the amount of or rate of interest on or fees with respect to the Loans or the Commitments, postponing any date fixed for the payment of any principal of, interest on or fees with respect to the Loans or Commitments, extending the Termination Date, releasing or subordinating any of the Collateral (except as provided in the Pledge and Security Agreement or the Servicing Security Agreement, as applicable), releasing the Guaranty, amending the definition of "Pro Rata Share," "Required Lenders," "Borrowing Base" or "Warehousing Collateral Value," or amending Section 2.01, this Section 8.05 or any other provision hereof specifically requiring the consent or approval or satisfaction of all of the Lenders, may only be made by an instrument or instruments in writing signed by all of the Lenders and the Company. In addition to the foregoing requirements,
(A) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the requisite Lenders indicated above to take such action, affect the rights or duties of the Agent under this Agreement or any Loan Document, and (B) no amendment may increase any Lender's Commitment unless it is in writing and signed by such Lender. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be in writing and signed or consented to in writing by the requisite Lenders indicated above and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          8.06 Binding Effect; Assignments and Participations; Transferees; New
               ----------------------------------------------------------------
Lenders; Commitment Increases. (a) This Agreement shall be binding upon and
-----------------------------
inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign its rights or obligations hereunder, under the Notes or under any other Loan Document without the prior written consent of all of the Lenders. Each Lender may (i) grant participations in any portion of its Note and its Commitment; and (ii) with the prior written consent of the Agent (except in the case of an assignment by any Lender to an Affiliate of such Lender or to another Lender), which consent shall not be unreasonably withheld, sell, assign, transfer or otherwise dispose of any portion of its Commitment (with a proportionate share of its outstanding Loans) or, if its Commitment has terminated, its outstanding Loans (each such grant of a participation or interest so sold, assigned, transferred or disposed of being herein called a "Transferred Interest") to (y) banks chartered under the laws of the United States or any State thereof or (z) insurance companies, other lenders or mutual funds ("Transferees"). Upon any assignment and delegation as contemplated in clause (ii) of the preceding sentence, (A) the Agent shall revise Schedule 1.01(b) to reflect such assignment and delegation and distribute such revised Schedule 1.01(b) to the Company and the Lenders, (B) the Company shall, at the request of either the assignor or assignee Lenders, execute and deliver new Notes to the assignor Lender (if it retains a Commitment following such assignment) and the assignee Lender, in the principal amount of their respective Commitments, and (C) the assignor Lender shall pay to the Agent an assignment fee in the amount of $2,500. In addition, each Lender may pledge any portion of its Note for security purposes to any Federal Reserve Bank. If a Lender makes any assignment to a Transferee, then such Transferee, to the extent of such assignment (unless otherwise provided therein), shall become a "Lender" hereunder and shall have all the rights and obligations of the Lenders hereunder, and the transferring Lender shall be released from its duties and obligations under this Agreement to the extent of such assignment. Without in any way limiting the rights of Transferees hereunder, the Company agrees that each Transferee shall be entitled to the benefits of Sections 2.05 and 2.06 to the extent of its Transferred Interest as if it were a "Lender" holding a Commitment in an amount equal to such Transferred Interest, and that each Transferee may exercise any and all rights of banker's lien, setoff and counterclaim available pursuant to law with respect to its Transferred Interest as fully as if such Transferee were a direct lender to the Company. Notwithstanding the sale by a Lender of any participation hereunder, (i) no participant shall be deemed to be or have the rights and obligations of a Lender hereunder except as provided in the preceding sentence and (ii) no Lender shall, in connection with selling any such participation, condition such Lender's rights in connection with consenting to amendments or granting waivers concerning any matter under any Loan Document upon obtaining the consent of such participant other than on matters relating to (A) any reduction in the amount of any principal of, or the amount of or rate of interest on, any Note or Loan in which such participation is sold, (B) any postponement of the date fixed for any payment of principal of or interest on any Note or Loan, or the termination of any Commitment, in which such participation is sold, or (C) the release or subordination of any material portion of any collateral other than pursuant to the terms of any Loan Document.

          (b)  From time to time, the Company may agree, with the prior written consent of the Agent, to (i) permit a Lender to increase its Commitment Amount, or (ii) add a bank chartered under the laws of the United States or any State thereof, an insurance company, another lender or a mutual fund (a "New Bank") as a "Lender" under this Agreement with a Commitment, for the purpose of increasing the aggregate amount of the Commitments; provided that upon giving
                                                    --------
effect to any such new Commitment, the Commitment Amount of the New Bank shall not be less than $10,000,000; and provided, further, that the aggregate
                                  --------  -------
Commitment Amounts, after giving effect to any such increase, shall not exceed $400,000,000. The Company and each Lender increasing its Commitment Amount or New Bank shall agree on the date as of which the increased Commitment Amount or the New Bank's Commitment Amount shall become effective, and each New Bank shall execute and deliver an instrument in the form prescribed by the Agent to evidence its agreement to be bound by this Agreement and the other Loan Documents. Upon the effective date of an increase in any Lender's Commitment Amount or inclusion of a New Bank as a lender under this Agreement, the Agent shall deliver to the Company and each of the Lenders a revised Schedule 1.01(b) reflecting the revised aggregate Commitment Amounts and the Company shall execute and deliver to the Lender increasing its Commitment Amount or the New Bank a Note.

          8.07 Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND
               ------------------------------
ENFORCEABILITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Agreement and the other Loan Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto.

          8.08 Consent to Jurisdiction. AT THE OPTION OF THE AGENT, THIS
               -----------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE ENFORCED IN ANY

FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE COMPANY CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE COMPANY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

          8.09  Waiver of Jury Trial.  THE COMPANY, THE AGENT AND EACH LENDER
                --------------------
IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.


          8.10  Survival of Agreement. All representations, warranties,
                ---------------------
covenants and agreement made by the Company or NCFC herein or in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be deemed to have been relied upon by the Lenders and shall survive the making of the Loans by the Lenders and the execution and delivery to the Agent by the Company and NCFC of the Loan Documents, regardless of any investigation made by or on behalf of the Lenders, and shall continue in full force and effect as long as any Obligation is outstanding and unpaid and so long as the Commitments have not been terminated; provided, however, that the obligations of the Company under Sections 2.05, 2.06 and 8.03 shall survive payment in full of the Obligations and the termination of the Commitments.

          8.11  Captions.  The captions or headings herein and any table of
                --------
contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

          8.12  Entire Agreement. This Agreement and the other Loan Documents
                ----------------
embody the entire agreement and understanding between the Company, the Agent and the Lenders with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Nothing contained in this Agreement or in any other Loan Document, expressed or implied, is intended to confer upon any Persons other than the parties hereto any rights, remedies, obligations or liabilities hereunder or thereunder.

          8.13  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          8.14  Company Acknowledgments. The Company hereby acknowledges that
                -----------------------
(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents, (b) neither the Agent nor any Lender has any fiduciary relationship to the Company, the relationship being solely that of debtor and creditor, (c) no joint venture exists between the Company, the Agent or any Lender, and (d) neither the Agent nor any Lender undertakes any responsibility to the Company to review or inform the Company of any matter in connection with any phase of the business or operations of the Company and the Company shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to, the Company by the Lenders is for the protection of the Lenders and neither the Company nor any third party is entitled to rely thereon.

          8.15  Exiting Lenders. On the Effective Date, the aggregate unpaid
                ---------------
principal amount of the Existing Warehousing Loans were made by each Exiting Lender under the Existing Credit Agreement and related Note issued to such Exiting Lender thereunder together with all interest, facility fees provided for by Section 2.01(h) hereto and other amounts, if any, payable to such Exiting Lender thereunder as of the Effective Date (as to any Exiting Lender, its "Payoff Amount"), shall be repaid in full from the proceeds of Warehousing Loans made by the Lenders, and the commitments of the Exiting Lenders under the Existing Credit Agreement shall terminate. The Company shall give the Agent notice pursuant to Section 2.01(b) with respect to such Existing Warehousing Loans. The Agent shall distribute to each Exiting Lender by not later than 3:00 P.M. (Minneapolis time) on the Effective Date out of the proceeds of the Warehousing Loans made for such purpose, the amount required to pay such Exiting Lender's Payoff Amount in full, whereupon: (a) such Exiting Lender shall no longer be a party to the Existing Credit Agreement (except to the extent provided in Section 8.10 thereof with respect to the survival of certain provisions, which shall remain in effect as to the Exiting Lenders); and (b) such Exiting Lenders shall not be deemed to be a "Lender" for any purpose hereunder.

          8.16  Amendments, Waivers and Modification Fees. The Company agrees to
                -----------------------------------------
pay to the Agent for the account of each Lender which provides its written consent to an amendment, waiver or other modification of the Loan Documents on or before the date such amendment, waiver or other modification becomes effective as a result of the written approval thereof by the requisite number of Lenders required by the Loan Documents, a processing fee of $1,500, said fee to be payable promptly following such effective date; provided, however, that such fee shall not apply to the first two such amendments, waivers or other modifications hereunder during any continuous one year period (calculated from the date of this Agreement).

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                              NEW CENTURY MORTGAGE CORPORATION

                              By: /s/ Edward F. Gotschall
                                 --------------------------------
                              Its: CFO
                                  -------------------------------

                              Address for Notices:
                              -------------------

                              18400 Von Karman
                              Suite 1000
                              Irvine, California 92612
                              Attention: Brad A. Morrice
                              Telephone Number:  (949) 224-5757
                              Telecopier Number: (949) 440-7033

                              U.S. BANK NATIONAL ASSOCIATION

                              By: /s/ David Peterson
                                 --------------------------------
                              Its: Senior Vice President
                                  -------------------------------

                              Address for Notices:
                              -------------------

                              Mortgage Banking Services Division
                              Mail Station MPFP 0508
                              601 Second Avenue South
                              Minneapolis, Minnesota 55402
                              Attention:  Edwin D. Jenkins
                              Telephone Number:  (612) 973-0588
                              Telecopier Number: (612) 973-0826

                              GUARANTY FEDERAL BANK, F.S.B.


                              By: /s/ W. James Meintjes
                                 ------------------------------
                              Its: Vice President
                                  -----------------------------

                              Address for Notices:
                              -------------------

                              8333 Douglas Ave.
                              Dallas, Texas 75225
                              Attention: W. James Meintjes
                              Telephone Number:  (214) 360-2845
                              Telecopier Number: (214) 360-1660

                              COMERICA BANK

                              By: /s/ David R. Chirchill
                                 -----------------------------------
                              Its: Assistant Vice President
                                  ----------------------------------

                              Address for Notices:
                              -------------------

                              55 Almaden Blvd.
                              San Jose, California 95113
                              Attention:  David Chirchill
                              Telephone Number:  (408) 278-8288
                              Telecopier Number: (408) 278-8289

                              RESIDENTIAL FUNDING CORPORATION


                              By: /s/ illegible
                                 -----------------------------------
                              Its: Director
                                  ----------------------------------

                              Address for Notices:
                              -------------------

                              10 Universal City Plaza
                              Suite 2100
                              Universal City, CA 91608
                              Attention: Wendy Joseph
                              Telephone Number:  (818) 753-4430
                              Telecopier Number: (818) 985-7344

                              BANK ONE, TEXAS, N.A.

                              By: /s/ Gregory  illegible
                                 ---------------------------------------
                              Its: Assistant Vice President
                                  --------------------------------------

                              Address for Notices:
                              -------------------

                              1717 Main Street, 4th Floor
                              Dallas, TX 75201
                              Attention: Mark Freeman
                              Telephone Number:  (214) 290-2780
                              Telecopier Number: (214) 290-2054


                              BANK UNITED

                              By: /s/ Michelle Perrin
                                 ---------------------------------------
                              Its: VP - MBF
                                  --------------------------------------


                              Address for Notices:
                              -------------------

                              10352 Cowan Heights Drive
                              Santa Ana, CA 92705
                              Attention: Michelle Perrin
                              Telephone Number:  (714) 544-5118
                              Telecopier Number: (714) 544-5695

                              UNION BANK OF CALIFORNIA, N.A.

                              By: /s/ Robin Courtney
                                 -------------------------------------
                              Its: Senior Vice President
                                  ------------------------------------


                              Address for Notices:
                              -------------------

                              350 California Street, 6th Floor
                              San Francisco, CA 94104
                              Attention: Robin Courtney
                              Telephone Number:  (415) 705-7565
                              Telecopier Number: (415) 705-5093

EXHIBITS

A    Form of Compliance/Borrowing Base Certificate

B    Form of Confirmation of Borrowing/Paydown/Conversion

C    Reaffirmation of Pledge and Security Agreement

D    Reaffirmation of Servicing Security Agreement

E    Formula for Determining Warehousing Collateral Value

F    Form of Note

G    Reaffirmation of Guaranty

G-1  Reaffirmation of NCC Guaranty

H    Closing Agent Instructions

I Matters to be Covered by Opinion of Counsel to the Company and NCFC at closing

J    Operational Certificate

K    Acknowledgment of Exiting Lender

SCHEDULES

1.01(a)   Underwriting Guidelines

1.01(b)   Commitment Amounts

2.01(j)   Effective Date Fees

3.01      Subsidiaries

3.05      Litigation

4.09      Existing Liens

                                                                    EXHIBIT A TO
                                                              FOURTH AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                                    FORM OF
                     COMPLIANCE/BORROWING BASE CERTIFICATE


U.S. Bank National Association            Bank One, Texas, N.A.
601 Second Avenue South                   1717 Main Street, 4th Floor
Minneapolis, Minnesota 55402              Dallas, Texas 75214
Attention:  Mortgage Banking Services     Attention:
            Division

Guaranty Federal Bank, F.S.B.             Residential Funding Corporation
8333 Douglas Avenue                       10 Universal City Plaza, Suite 2100
Dallas, Texas  75225 Universal City,
CA 91608
Attention:________________________        Attention:________________________

Comerica Bank                             Bank United
55 Almaden Blvd.                          10352 Cowan Heights Drive
San Jose, California 95113                Santa Ana, CA 92705
Attention:________________________        Attention:

Union Bank of California, N.A.
350 California Street, 11th Floor
San Francisco, CA 94104
Attention:________________________
Ladies and Gentlemen:


          We submit this certificate to you in accordance with the terms of
Section 4.01(c)(ii) of the Fourth Amended and Restated Credit Agreement dated as of May 26, 1999 (as the same may be amended, supplemented or restated from time to time, the "Credit Agreement") between New Century Mortgage Corporation, the lenders party thereto (the "Lenders") and U.S. Bank National Association, as Agent for the Lenders (in such capacity, the "Agent"). Each capitalized term used herein and not defined herein has the same meaning ascribed to such term in the Credit Agreement or in Exhibit E thereto.

          The undersigned hereby certifies the following as of the close of business on __________________, 199_:

1.   The Borrowing Base was calculated as follows:
     --------------------------------------------

     Warehousing Collateral Value
     ----------------------------

     (a)  Eligible Mortgage Loans                  $______________

          "C" Mortgages                            $______________
          "C-" Mortgages                           $______________
          Mortgages with an Original Principal
          Balance in Excess of $207,000
          ("Jumbo Mortgages")                      $______________

Less:
----

     (b)  Pledged Mortgage Loans with No Collateral Value        $______________
            180 days or more since origination or
              acquisition                                        $______________
            90 days or more in warehouse                         $______________

          Promissory Note and/or Collateral Documents
            not returned or purchased by an Investor
            (45 days)                                            $______________

          Collateral Document not returned (21 days)             $______________
          In default (one full reporting period)                 $______________
          Requested documents not delivered
            (5 Business Days)                                    $______________
          Promissory Note and/or Collateral Documents
            not delivered (wet funding loans;
            7 Business Days)                                     $______________

          Wet funding loans in excess of sublimit                $______________

          Wet funding loans not closed                           $______________

          Jumbo Mortgages in excess
          of applicable sublimit                                 $_____________
          Second Mortgages in excess
          of applicable sublimit                                 $_____________

          High LTV (100%+) Second Mortgages
          in excess of applicable sublimit                       $_____________

          Not marketable                                         $_____________

          Agent does not have perfected, first priority          $_____________
          security interest

          Other ineligible                                       $_____________

     (c)  Total ((a) - (b))                                      $_____________
          Less 2.5%                                              $_____________$

     Plus:
     ----

     (d)  Eligible Servicing Receivables:                        $

          Pool P&I Payment Receivables                           $

          T&I Receivables                                        $

          Foreclosure Advance Receivables                        $

     Less:
     ----

     (e)  Eligible Servicing Receivables with No
          Collateral Value:                                      $

          Unpaid beyond permitted period                         $

          Disputed                                               $

          Servicing Agreement Default/Termination                $

          Agent does not have perfected, first
          priority security interest                             $

     (f)  Total ((d) - (e))                                      $

          80% of Total                                        $____________$

     (g)  Other Assets                                                     $

     TOTAL WAREHOUSING BORROWING BASE                                      $

2.   Leverage Ratio Requirements of Section 4.16:
     --------------------------------------------

     Company Leverage Ratio

          (i)  Maximum ratio permitted by Section 4.16 as     8 to 1
               of the last day of any fiscal quarter:

          (ii) The ratio of Total Liabilities to Tangible Net
               Worth at such date:

               Total Liabilities at such date:                $
                         to
                         --
               Tangible Net Worth at such date                $______ = ___ to 1

     NCFC Quarterly Average Leverage Ratio

          (i)  Maximum ratio permitted by Section 4.16 on
               last day of each fiscal quarter:               10.0 to 1.0

          (ii) The ratio of Total Liabilities (average daily amount outstanding during the fiscal quarter) to Tangible Net Worth (average
               Tangible Net Worth at end of each month
               during the quarter)
               Tangible Net Worth at the end of each
               month during the quarter)

               Total Liabilities (average daily amount
               outstanding during the quarter)                $

               Tangible Net Worth (average of
               Tangible Net Worth at the end of each
               month during the quarter                       $______ = ___ to 1

     NCFC Daily Leverage Ratio

          (i)  Maximum ratio permitted by Section 4.16
               on any day:                                            15 to 1

          (ii) The ratio of Total Liabilities (highest day during month) to Tangible
               Net Worth:

               Total Liabilities (highest day during month)  $

               Tangible Net Worth at the end of
               preceding month                               $______ = ___ to  1

     NCFC Adjusted Leverage Ratio

          (i)  Maximum ratio permitted by Section 4.16
               on the last day of each fiscal quarter        8 to 1

          (ii) The ratio of Total Liabilities to Adjusted
               Tangible Net Worth:
               Total Liabilities at such date                $

               Adjusted Tangible Net Worth
               at such date                                  $______ = ___ to  1

3.   Net Worth Requirements of Section 4.14:
     ---------------------------------------

     (a) Minimum Tangible Net Worth of the Company required by Section 4.14

          (i)   Greater of $40,000,000; or

          (ii)  85 % of Tangible Net Worth
                Worth at Prior Fiscal Year End               $

                plus
                ----

                90% of capital contributions made
                during such Fiscal Year                      $

                plus
                ----

                50% of year-to-date net income              $_________
                Total                                       $

     (b) Tangible Net Worth at the end of the most recently concluded fiscal month:

          (i)   Net Worth of the Company at
                such date:                                  $_________

                less
                ----
          (ii)  Intangible assets at such date
                consisting of:
                Goodwill:                                   $_________
                Other Intangibles:                          $_________

          Total                                             $

     (c)  Minimum Tangible Net Worth of NCFC
          required by Section 4.14

          (i)   Greater of $55,000,000; or

          (ii)  85 % of Tangible Net Worth
                Worth at Prior Fiscal Year End              $_________

                plus
                ----

                90% of capital contributions made
                during such Fiscal Year                     $_________

               plus
               ----

                50% of year-to-date net income              $_________

               Total                                        $

     (d)  Tangible Net Worth at the end of the most
          recently concluded fiscal month:
          (i)   Net Worth of NCFC at
                such date:                                  $_________
                less
                ----
          (ii)  Intangible assets at such date
               consisting of:
               Goodwill:                               $_________
               Other Intangibles:                      $_________

          Total                                        $

4.   Minimum Liquidity under Section 4.15:
     ------------------------------------

     (a)  Minimum Cash plus Available
          Borrowings as of the most
          recently concluded fiscal month:             $10,000,000

     (b)  Cash on hand as of such date:                $_________
          Available Borrowings as of such date:        $_________

          Total                                        $

5. (a) The undersigned is the duly elected chief financial officer of the Company;

     (b) The undersigned has reviewed the terms of the Credit Agreement and has made, or has caused to be made under the supervision of the undersigned, a detailed review of the transactions and conditions of the Company during the accounting period covered by this Certificate; and

     (c) These examinations did not disclose, and the undersigned has no knowledge, whether arising out of such examinations or otherwise, of the existence of any condition or event that constitutes an Event of Default or an Unmatured Event of Default during or at the end of the accounting period covered by this Certificate, except as described in a separate attachment to this Certificate, the exceptions listing, in detail, the nature of the condition or event, the period during which it has existed and the action that the Company has taken, is taking, or proposes to take with respect to each such condition or event.

6. Attached hereto is a schedule of the "Pledged Mortgage Loans" (as defined in the Pledge and Security Agreement) that have no Warehousing Collateral Value at the date hereof.

Dated: _______, 199___             NEW CENTURY MORTGAGE CORPORATION


                                   By

                                   Its

                                                                    EXHIBIT B TO
                                                              FOURTH AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


                            FORM OF CONFIRMATION OF
                         BORROWING/PAYDOWN/CONVERSION
                         ----------------------------



                            [On Company Letterhead]


                                    [Date]


U.S. Bank National Association,
  as Agent
601 Second Avenue South
Minneapolis, Minnesota  55402
Attention:  Mortgage Banking Services Division

     Re:  Confirmation of Borrowing/Paydown/Conversion

Ladies and Gentlemen:

          Reference is made to the Fourth Amended and Restated Credit Agreement dated as of May 26, 1999 (as said Agreement may be amended, supplemented or restated from time to time, the "Credit Agreement"), between New Century Mortgage Corporation (the "Company"), the Lenders party thereto and U.S. Bank National Association ("USBNA") as Agent for the Lenders (in such capacity, the "Agent"). Each capitalized term used herein shall have the meaning ascribed to such term in the Credit Agreement.

          The Company and the undersigned hereby confirm and certify to the Agent as follows:

          1. The undersigned is authorized to submit this Confirmation of Borrowing/Paydown/Conversion on behalf of the Company.

          2.   On ______________________________ , 19__, the Company (a)
requested the Lenders to make Warehousing Loans in the aggregate principal amount of $_______________________, (b) requested USBNA to make a Swingline Loan in the aggregate principal amount of $_______________________, (c) made principal payments on outstanding Warehousing Loans in the aggregate amount of $______________________, or (d) converted outstanding Advances to outstanding Advances of another type,/1// as follows:


                                      Warehousing Credit
                                      ------------------

                               Reference Rate  Eurodollar Rate  Fixed Rate
                               -------------------------------------------

Advance                          _____________      ____________    ___________
Payment                          _____________      ____________    ___________
Net Amount Outstanding
                                 =============      ============    ===========
Interest Rate                    _____________%     ____________%   ___________%


          3. In connection with any requested Warehousing Loans or Swingline Loans, please disburse $_____________________ as follows [include wire instructions]:

          4.   In connection with any requested Warehousing Loans or Swingline
Loans: (a) no Event of Default or Unmatured Event of Default has occurred or will exist upon the making of any such Warehousing Loans or Swingline Loans; (b) the representations and warranties contained in Section 3 of the Credit Agreement, in Section 5 of the Pledge and Security Agreement, in Section 4 of the Servicing Security Agreement, in Section 15 of the Guaranty and in Section 15 of the NCCC Guaranty are true and correct in all material respects with the same force and effect as if made on and as of the date hereof; and (c) after giving effect to the Warehousing Loans or Swingline Loans requested herein, the sum of the outstanding principal balance under the Notes shall not exceed the Borrowing Base.


                              Very truly yours,

                              NEW CENTURY MORTGAGE CORPORATION

                              By

                              Its

____________________

/1// For purposes of this Certificate, Advances being converted shall be described as principal payments, and the new Advances into which such Advances are being converted shall be described as new Advances.

                                                                    EXHIBIT C TO
                                                              FOURTH AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


                       NEW CENTURY MORTGAGE CORPORATION
                REAFFIRMATION OF PLEDGE AND SECURITY AGREEMENT


     Reference is made to that certain Pledge and Security Agreement (the "Pledge and Security Agreement") dated as of May 29, 1998, made and given by the undersigned to secure the Obligations, Lease Obligations and Letter of Credit Obligations (as defined in the Prior Credit Agreement and Pledge and Security Agreement) of New Century Mortgage Corporation (the "Company") or New Century Financial Corporation ("NCFC") in connection with that certain Third Amended and Restated Credit Agreement dated as of May 29, 1998 by and among the Company, the lenders which are parties thereto (the "Lenders") and U.S. Bank National Association, a national banking association, as agent for the Lenders (in such capacity, the "Agent") (the "Prior Credit Agreement").

     The undersigned hereby (a) agrees that the obligations of the undersigned under the Fourth Amended and Restated Credit Agreement dated as of May 26, 1999 (the "New Credit Agreement") constitute "Obligations" within the meaning of the Pledge and Security Agreement and (b) agrees and reaffirms that the collateral pledged pursuant to the Pledge and Security Agreement ("Pledged Collateral") secures, among other things, the undersigned's obligations and duties under the New Credit Agreement, as the same may be amended from time to time, and the obligations of the undersigned under the Pledge and Security Agreement. The undersigned further reaffirms that all of the terms, covenants and conditions of the Pledge and Security Agreement remain in full force and effect.


Dated: May 26, 1999                NEW CENTURY MORTGAGE CORPORATION


                                   By:_________________________
                                   Its:________________________

                                                                    EXHIBIT D TO
                                                                CREDIT AGREEMENT


                       NEW CENTURY MORTGAGE CORPORATION
                 REAFFIRMATION OF SERVICING SECURITY AGREEMENT


     Reference is made to that certain Servicing Security Agreement (the "Servicing Security Agreement") dated as of May 29, 1998, made and given by the undersigned to secure the Obligations, Lease Obligations and Letter of Credit Obligations (as defined in the Prior Credit Agreement and Servicing Security Agreement) of New Century Mortgage Corporation (the "Company") or New Century Financial Corporation ("NCFC") in connection with that certain Third Amended and Restated Credit Agreement dated as of May 29, 1998 by and among the Company, the lenders which are parties thereto (the "Lenders") and U.S. Bank National Association, a national banking association, as agent for the Lenders (in such capacity, the "Agent") (the "Prior Credit Agreement").

     The undersigned hereby (a) agrees that the obligations of the undersigned under the Fourth Amended and Restated Credit Agreement dated as of May 26, 1999 (the "New Credit Agreement") constitute "Obligations" within the meaning of the Servicing Security Agreement and (b) agrees and reaffirms that the collateral pledged pursuant to the Servicing Security Agreement ("Pledged Collateral") secures, among other things, the undersigned's obligations and duties under the New Credit Agreement, as the same may be amended from time to time, and the obligations of the undersigned under the Servicing Security Agreement. The undersigned further reaffirms that all of the terms, covenants and conditions of the Servicing Security Agreement remain in full force and effect.

Dated: May 26, 1999           NEW CENTURY MORTGAGE CORPORATION


                              By:_________________________
                              Its:________________________

                                                                    EXHIBIT E TO
                                                              FOURTH AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                            FORMULA FOR DETERMINING
                         WAREHOUSING COLLATERAL VALUE
                         ----------------------------


               "Warehousing Collateral Value": at the time of any determination
                ----------------------------
as it pertains to the following described types or kinds of assets which constitute Warehousing Collateral:

               (1) A Mortgage Loan the entire interest in which is owned by the Company and which is an Eligible Mortgage Loan covering a completed residential property, provided that such Mortgage Loan has been pre-approved for purchase
          --------
under a Take-Out Commitment and the aggregate available amount of such Take-Out Commitment is not less than the aggregate outstanding principal amount of Mortgage Loans pre-approved for delivery thereunder, and provided that at the time such Mortgage Loan was pledged under the Pledge and Security Agreement not more than 180 days had elapsed from the date such Mortgage Loan was closed: the least of: (i) the purchase price under the Take-Out Commitment to which such Mortgage Loan has been assigned or, if such Mortgage Loan has not been so assigned, the weighted average purchase price for Mortgage Loans under Take-Out Commitments under which such Mortgage Loan has been pre-approved for delivery, less three percent (3%) of the original principal balance, (ii) the unpaid
----
principal amount of such Mortgage Loan, or (iii) at the election of the Agent, the Fair Market Value of such Mortgage Loan, less three percent (3%) of the
                                             ----
original principal balance.

               (2) All Eligible Servicing Receivables owned by the Company: eighty percent (80%) of the sum of the amount of all Eligible Servicing Receivables.

               (3) Such other assets of the Company as the Company shall offer to the Required Lenders and as the Required Lenders shall accept in their sole discretion as Warehousing Collateral: the amount of Warehousing Collateral Value which the Required Lenders in their sole discretion assign thereto.

Notwithstanding the foregoing:

               (i) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans which have been closed and funded under Agreements to Pledge, and with respect to which the Agent has not received the instruments and documents described in paragraph 2 of the related Collateral Identification Letters, shall be not more than (a) during each Month-End Period, forty percent (40%) of the aggregate Commitment Amounts and (b) at all other times, twenty-five percent (25%) of the aggregate Commitment Amounts;

               (ii) the maximum aggregate Warehousing Collateral Value of Mortgage Loans with original principal balances in excess of $240,000 shall not exceed thirty-five percent (35%) of the aggregate Commitment Amounts;

               (iii) the maximum aggregate Warehousing Collateral Value of Mortgage Loans with original principal balances of $500,000 or greater but less than $750,000 shall not exceed twenty percent (20%) of the aggregate Commitment Amounts;

               (iv) the maximum aggregate Warehousing Collateral Value of Mortgage Loans with original principal balances of $750,000 or greater shall not exceed ten percent (10%) of the aggregate Commitment Amounts;

               (v) the maximum aggregate Warehousing Collateral Value of a single Mortgage Loan shall not exceed $1,000,000;

               (vi) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans with a Risk Rating of C- or C shall not exceed thirty-five percent (35%) of the aggregate Commitment Amounts;

               (vii) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans with a Risk Rating of C- shall not exceed fifteen percent (15%) of the aggregate Commitment Amounts;

               (viii) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans secured by Second Mortgages shall not exceed ten percent (10%) of the aggregate Commitment Amounts;

               (ix) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans secured by Second Mortgages which have a Loan-to-Value Ratio of greater than 100% shall not exceed five percent (5%) of the aggregate Commitment Amounts;

               (x) the maximum aggregate Warehousing Collateral Value of all Eligible Servicing Receivables shall not exceed five percent (5%) of the aggregate Commitment Amounts; and

               (xi) the portion of the Warehousing Collateral Value of all Eligible Servicing Receivables consisting of Foreclosure Advance Receivables shall not exceed two and one-half percent (2.5%) of the aggregate Commitment Amounts.

               A Mortgage Loan, or Mortgage-backed Security issued in consideration of a Mortgage Loan, will be considered as having no Warehousing Collateral Value if, as to any such Mortgage Loan, any of the following events occur:

               (a) more than 90 days elapse from the date on which the Mortgage Note and other documents relating to such Mortgage Loan were delivered to the Agent in accordance with Sections 4.01 and 4.02 of the Pledge and Security Agreement;

               (b) 21 or more days elapse from the date a document relating to such Mortgage Loan was delivered to the Company for correction in accordance with Section 10.01 of the Pledge and Security Agreement and such document has not been returned to the Agent;

               (c) 45 or more days elapse from the date such Mortgage Loan was delivered to an Investor pursuant to Section 10.02 of the Pledge and Security Agreement for examination and purchase under a Take-Out Commitment and such Mortgage Loan has not been returned to the Agent;

               (d) more than one payment on such Mortgage Loan is delinquent, as reported on any Compliance/Borrowing Base Certificate delivered to each Lender pursuant to Section 4.01(c)(ii) of the Credit Agreement, such Mortgage Loan has been rescinded, canceled or avoided, or such Mortgage Loan is subject to any rights of rescission, cancellation or avoidance or to any counterclaims, offsets or defenses, whether by operation of law or otherwise;

               (e) the Company fails to deliver any document relating to such Mortgage Loan within five Business Days after being requested to do so by the Agent pursuant to Section 4.03 of the Pledge and Security Agreement;

               (f) such Mortgage Loan was listed on a Loan Detail Listing delivered to the Agent with an Agreement to Pledge and a Collateral Identification Letter, and such Mortgage Loan shall not have closed on or before the close of business on the Business Day on which such Loan Detail Listing was delivered;

               (g) such Mortgage Loan was closed and funded with the proceeds of a Warehousing Loan under an Agreement to Pledge and the Company fails to deliver to the Agent, with respect to such Mortgage Loan, within seven Business Days after the date of such Agreement to Pledge, the documents referred to in
Section 4.02 of the Pledge and Security Agreement;

               (h) the Agent, for the benefit of the Lenders, does not have a perfected, first priority security interest in such Mortgage Loan;

               (i) the Agent notifies the Company that in its reasonable opinion such Mortgage Loan is not marketable and will not be given Warehousing Collateral Value;

               (j)  such Mortgage Loan has a Risk Rating lower than C-; or

               (k) such Mortgage Loan was closed and funded more than one hundred eighty (180) days prior to the date the Mortgage Note and other documents relating to such Mortgage Loan were delivered to the Agent in accordance with Section 4.02 of the Pledge and Security Agreement.

               An Eligible Servicing Receivable shall cease to have Warehousing Collateral Value if:

               (i) such receivable is not paid (A) in the case of a Pool P&I Payment Receivable, on or before the first Business Day of the first P&I Cleanup Period beginning after the date the related Pool P&I Payment was made, (B) in the case of a T&I Receivable, one hundred eighty (180) days after the date of the related T&I Payment, and (C) in the case of a Foreclosure Advance Receivable, two hundred seventy (270) days after the date foreclosure or bankruptcy proceedings with respect to the related Mortgage Loan commenced;

               (ii) such receivable is disputed by any Person, or the Company obtains knowledge of any grounds for any such dispute;

               (iii) the Servicing Contract under which such receivable arose terminates, or any party under such Servicing Contract asserts a right to terminate such Servicing Contract, for any reason;

               (iv) the Company fails to comply with any of the requirements of the Credit Agreement or the Servicing Security Agreement with respect thereto; or

               (v) the Agent, for the benefit of the Lenders, does not have a perfected, first priority security interest in such receivable or the related Servicing Contract.

               As used in the foregoing definition of Warehousing Collateral Value and all defined terms used therein and in the following defined terms, all terms defined in the Credit Agreement are used as therein defined and, in addition, the following terms shall have the following respective meanings:

               "Agreement to Pledge": as defined in the Pledge and Security
                -------------------
Agreement.

               "Appraised Value": with respect to an interest in real estate,
                ---------------
the then current fair market value thereof as of a recent date, as determined in accordance with accepted methods of appraising by a qualified appraiser who is a member of the American Institute of Real Estate Appraisers or other group of professional appraisers.

               "Approved Second Mortgage Investor":  an Investor that has been
                ---------------------------------
approved in writing by Agent for the purchase of Mortgage Loans secured by Second Mortgages.

               "Collateral Identification Letter": as defined in the Pledge and
                --------------------------------
Security Agreement.

               "Eligible Mortgage Loan": a closed-end Mortgage Loan secured by a
                ----------------------
First Mortgage or a Second Mortgage on improved real estate in an original principal amount not in excess of (a) in the case of Mortgage Loans secured by First Mortgages, 80% of the Appraised Value of such real estate, and (b) in the case of Mortgage Loans secured by Second Mortgages, 80% of the Appraised Value of such real estate minus the amount of the Mortgage Loan secured by the First Mortgage thereon, unless either (i) the amount of such Mortgage Loan in excess of the maximum set forth above is insured, or is subject to a commitment to be insured, by an insurer approved by the Agent, or (ii) such Mortgage Loan (A) has a Loan-to-Value Ratio of not more than 100%, in the case of a Mortgage Loan secured by a First Mortgage, or 125% in the case of a Mortgage Loan secured by a Second Mortgage, (B) in the case of Mortgage Loans secured by a First Mortgage, satisfies the underwriting guidelines or other applicable standards of the Investor referenced in clause
(C) below for a Risk Rating of at least "C-", or in the case of Mortgage Loans secured by a Second Mortgage, is underwritten in accordance with the applicable Underwriting Guidelines, (C) in the case of a Mortgage Loan secured by a Second Mortgage, has been pre-approved by an Approved Second Mortgage Investor for purchase under a Take-Out Commitment, (D) in the case of a Mortgage Loan secured by a Second Mortgage, is originated or acquired pursuant to a program offered by such Approved Second Mortgage Investor and (E) has an original principal amount of not more than $1,000,000.

               "Eligible Servicing Receivable":  a Pool P&I Payment Receivable,
                -----------------------------
T&I Receivable or Foreclosure Advance Receivable with respect to which each of the following statements shall be accurate and complete (and the Company, by including any such receivable in any computation of the Borrowing Base, shall be deemed to so represent and warrant to the Agent and the Lenders):

                    (a) The Servicing Contract under which such receivable arose is in full force and effect and is free of any default of the Company and there does not exist any fact or circumstance that would entitle the investor thereunder to terminate said Servicing Contract;

                    (b) No Person has a Lien or other interest or claim on any right, title or interest of the Company under the Servicing Contract under which such receivable arose or on any right of the Company to payment thereunder;

                    (c) Such receivable arose in connection with a servicing advance made by or a servicing fee owed to the Company, whether on account of principal or interest, property taxes or property insurance or otherwise, consistent with all terms and conditions of the related Servicing Contract and is free of any counterclaim, right of appeal or defense to payment; and

                    (d) The pledge by the Company of its right to payment of such receivable does not violate any requirement of law or contractual obligation, or require the giving of notice to or obtaining the consent of any Person, including, without limitation, the investor party to the related Servicing Contract.

               "Fair Market Value": at any date with respect to any Mortgage
                -----------------
Loan, the bid price quoted in writing to the Agent as of the computation date by two nationally recognized dealers selected by the Agent who at the time are making a market in similar Mortgage Loans, multiplied, in any case, by the outstanding principal amount thereof.

               "First Mortgage": a Mortgage which is subject to no prior or
                --------------
superior mortgage liens.

               "Foreclosure Advance":  a recoverable advance made by the Company
                -------------------
for T&I Payments or the costs of repair or enforcement in connection with the foreclosure or other enforcement of a Mortgage Loan which is part of a pool of Mortgage Loans backing a Mortgage-backed Security being serviced by the Company under a Servicing Contract.

               "Foreclosure Advance Receivable":  on a date of determination, a
                ------------------------------
valid, readily enforceable claim of the Company to retain amounts received or to be received from an obligor, or out of the foreclosure proceeds, under a Mortgage Loan serviced by the Company to reimburse the Company for a Foreclosure Advance.

               "Loan Detail Listing": as defined in the Pledge and Security
                -------------------
Agreement.

               "Loan-to-Value Ratio":  with respect to a Mortgage Loan secured
                -------------------
by a Mortgage on improved real estate, the ratio (expressed as a percentage) which (a) the sum of the original principal amount of such Mortgage Loan plus the original principal amount of the Mortgage Loan that is secured by prior Mortgages on such real estate, if any, bears to (b) the Appraised Value of such real estate.

               "Month-End Period": the period beginning on the third to the last
                ----------------
Business Day of each month and ending on the fifth Business Day of the following month.

               "P&I Cleanup Period":  a period beginning on or after the 15th
                ------------------
day of one month and ending on or before the 14th day of the following month during which no Pool P&I Payment Receivables shall be included in the calculation of Eligible Servicing Receivables.

               "Pool P&I Payment":  a recoverable payment of delinquent
                ----------------
principal or interest on a Mortgage Loan (other than a Mortgage Loan which is in bankruptcy or in the process of foreclosure) which is part of a pool of Mortgage Loans backing a Mortgage-backed Security and which payment the Company is obligated to fund under a Servicing Contract.

               "Pool P&I Payment Receivable":  on a date of determination, a
                ---------------------------
valid, readily enforceable claim of the Company to retain amounts received or to be received from an obligor under a Mortgage Loan serviced by the Company that is currently due from such obligor to reimburse the Company for a Pool P&I Payment.

               "Risk Rating": the risk rating of a Mortgage Loan, determined
                -----------
using the Underwriting Guidelines or other applicable standards of the Investor to which such Mortgage Loan is to be sold by the Company under a Take-Out Commitment previously issued to the Company by such Investor, provided such underwriting guidelines or other applicable standards comply with industry standards in the sole judgment of the Agent.

               "Second Mortgage": a Mortgage which is subject to one prior or
                ---------------
superior Mortgage.

               "T&I Payment":  a recoverable payment of real estate taxes or
                -----------
insurance premiums in respect of a Mortgage Loan (other than a Mortgage Loan that is in bankruptcy or in the process of foreclosure) which is serviced by the Company and which the Company is obligated to fund under a Servicing Contract.

               "T&I Receivable":  on any date of determination, a valid, readily
                --------------
enforceable claim against any obligor on any Mortgage Loan and the accounts of such obligor for repayment of any T&I Payment made by the Company that is currently due from such obligor to reimburse the Company for a T&I Payment.

               "Take-Out Commitment": a current, written commitment issued to
                -------------------
the Company by an Investor to purchase Mortgage Loans, at a definite price or yield, within a specified time period.

                                                                    EXHIBIT F TO
                                                              FOURTH AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                            FORM OF PROMISSORY NOTE
                            -----------------------
                              (Warehousing Note)


          May 26, 1999

  $___________      Minneapolis, Minnesota


          FOR VALUE RECEIVED, NEW CENTURY MORTGAGE CORPORATION, a California corporation, hereby promises to pay to the order of ___________________ (the "Lender") at the main office of the Agent in Minneapolis, Minnesota, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to), the principal sum of ___ MILLION AND NO/100 DOLLARS ($_______) or the aggregate unpaid principal amount of all Warehousing Loans made by the Lender pursuant to the Credit Agreement described below, whichever is less, and to pay interest in like funds from the date hereof on the unpaid balance thereof at the rates per annum and at such times as are specified in the Credit Agreement. Interest (computed on the basis of actual days elapsed and a year of 360 days) shall be payable at said office at the times specified in the Credit Agreement.

          Principal hereof shall be payable in the amounts and at the times set forth in the Credit Agreement.

          This note is one of the Warehousing Notes referred to in the Fourth Amended and Restated Credit Agreement dated as of May 26, 1999, between the undersigned, the Lender, the other lenders party thereto and U.S. Bank National Association, as Agent (as the same may be amended, modified or restated from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Credit Agreement. This note is subject to certain mandatory and voluntary prepayments and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement.

          The undersigned hereby waives diligence, presentment, demand, protest, and notice (except such notice as is required under the Loan Documents) of any kind whatsoever. The nonexercise by the Lender of any of its rights hereunder or under the other Loan Documents in any particular instance shall not constitute a waiver thereof in any subsequent instance.

          This note is entitled to the benefit of the Guaranty, the NCCC Guaranty, the Pledge and Security Agreement, the Servicing Security Agreement and the other Loan Documents.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

          [Notwithstanding the foregoing paragraphs and all other provisions of this note and the Credit Agreement, none of the terms and provisions of this note or the Credit Agreement shall ever be construed to create a contract to pay to the Lender, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by the Lender to the undersigned under applicable state or federal law from time to time in effect, and the undersigned shall never be required to pay interest in excess of such maximum amount. If, for any reason, interest is paid hereon in excess of such maximum amount (whether as a result of the payment of this note prior to its maturity or otherwise), then promptly upon any determination that such excess has been paid the Lender will, at its option, either refund such excess to the undersigned or apply such excess to the principal owing hereunder. All interest paid shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period of the Company's credit relationship with the Lender until payment in full of the principal (including the period of any renewal or extension) so that the interest for such full period shall not exceed the maximum rate of interest permitted by applicable law.]


                         NEW CENTURY MORTGAGE CORPORATION


                         By:___________________________________
                         Its:__________________________________

                                                                    EXHIBIT G TO
                                                              FOURTH AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


                       NEW CENTURY FINANCIAL CORPORATION
                           REAFFIRMATION OF GUARANTY


     Reference is made to that certain Guaranty (the "Guaranty") dated as of May 29, 1998, made and given by the undersigned to secure the Guarantied Obligations (as defined in the Guaranty) of New Century Mortgage Corporation (the "Company") to the Lenders in connection with that certain Third Amended and Restated Credit Agreement dated as of May 29, 1998 by and among the Company, the lenders which are parties thereto (the "Lenders") and U.S. Bank National Association, a national banking association, as agent for the Lenders ( in such capacity, the "Agent") (the "Prior Credit Agreement").

     The undersigned hereby (a) consents to the terms of that certain Fourth Amended and Restated Credit Agreement dated as of May 26, 1999 (the "New Credit Agreement") and to the execution and delivery of the New Credit Agreement by the Company; and (b) agrees that the obligations of the Company under the New Credit Agreement, as the same may be amended from time to time, constitute "Guarantied Obligations" within the meaning of the Guaranty. The undersigned further agrees and reaffirms that such Guarantied Obligations are guaranteed by the undersigned in accordance with the terms and conditions of the Guaranty, and that all of the terms, covenants and conditions of the Guaranty remain in full force and effect.


Dated: May 26, 1999                NEW CENTURY FINANCIAL
                                   CORPORATION


                                   By:___________________________
                                   Its:__________________________

                                                                  EXHIBIT G-1 TO
                                                              FOURTH AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


                            NC CAPITAL CORPORATION
                           REAFFIRMATION OF GUARANTY


     Reference is made to that certain Guaranty (the "Guaranty") dated as of December 11, 1998, made and given by the undersigned to secure the Guarantied Obligations (as defined in the Guaranty) of New Century Mortgage Corporation (the "Company") to the Lenders in connection with that certain Third Amended and Restated Credit Agreement dated as of May 29, 1998 by and among the Company, the lenders which are parties thereto (the "Lenders") and U.S. Bank National Association, a national banking association, as agent for the Lenders ( in such capacity, the "Agent") (the "Prior Credit Agreement").

     The undersigned hereby (a) consents to the terms of that certain Fourth Amended and Restated Credit Agreement dated as of May 26, 1999 (the "New Credit Agreement") and to the execution and delivery of the New Credit Agreement by the Company; and (b) agrees that the obligations of the Company under the New Credit Agreement, as the same may be amended from time to time, constitute "Guarantied Obligations" within the meaning of the Guaranty. The undersigned further agrees and reaffirms that such Guarantied Obligations are guaranteed by the undersigned in accordance with the terms and conditions of the Guaranty, and that all of the terms, covenants and conditions of the Guaranty remain in full force and effect.


Dated: May 26, 1999                NC CAPITAL CORPORATION



                                   By:____________________________
                                   Its:___________________________

                                                                    EXHIBIT H TO
                                                              FOURTH AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


               Statement to be Included in Closing Instructions
               ------------------------------------------------
                    to Closing Agents for Wet Funded Loans
                    --------------------------------------


          "You are hereby notified that U.S. Bank National Association, as agent for certain lenders and a certain lessor (in such capacity, the "Agent"), has a security interest in the deed of trust or mortgage note, the deed of trust or mortgage and all other supporting documents for the above-referenced loan. Unless the Agent otherwise instructs you, (i) if the mortgage loan is not funded within one (1) business day after your receipt of funds from the Agent, said funds are to be returned by you to: U.S. Bank National Association, Minneapolis, Minnesota, ABA No. 0910-0002-2 for credit to our Collateral Account No. 1731-0097-1378, and (ii) all loan documents are to be returned to us by the second business day after settlement."

                                                                    EXHIBIT I TO
                                                              FOURTH AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                                 MATTERS TO BE
                       COVERED BY THE OPINION OF COUNSEL
                            TO THE COMPANY AND NCFC


     The opinions of Stergios Theologides, counsel to NCFC, the Company and NCCC, which are called for by Section 5.01(a)(xi) of the Credit Agreement, shall be satisfactory in form and substance to the Agent and shall cover the matters set forth below, subject to such assumptions, exceptions and qualifications as may be acceptable to the Agent and counsel to the Agent:

     1. Each of NCFC, the Company and NCCC (collectively, the "Transaction Parties" and each, individually, a "Transaction Party") has been duly incorporated, is a validly existing corporation and is in good standing under the laws of its respective jurisdiction of incorporation, and has the requisite corporate power to own its respective properties and to conduct its respective businesses as currently conducted by it. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification necessary, except in jurisdictions in which failure to be in good standing will not preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

     2. The execution, delivery and performance by each Transaction Party of each Loan Document to which it is a party and the consummation of the transactions contemplated thereby are within the corporate powers of such Transaction Party, have been duly authorized by all necessary corporate action and do not, and the consummation of the transactions contemplated thereby and compliance by each Transaction Party with the applicable provisions thereof will not, conflict with, constitute a default under or violate (a) any of the terms, conditions or provisions of its Articles or Certificate of Incorporation or bylaws, (b) any of the terms, conditions or provisions of any document, agreement or other instrument which is known to me to which it is a party or by which it is bound, (c) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on it and known to me, or (d) any statute, rule or regulation of any governmental authority binding on it.

     3. Each Loan Document to which any Transaction Party is a party has been duly executed and delivered by such Transaction Party and is the legal, valid and binding obligation of such Transaction Party enforceable against such Transaction Party in accordance with its terms, subject to limitations as to enforceability which might result from general equitable principles or bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally.

     4. No consent, approval, waiver, license or authorization or other action by or filing with any governmental authority is required in connection with the execution, delivery and performance by any Transaction Party of any Loan Document to which it is a party, the validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby except for those which have already been obtained and are in full force and effect.

     5. The Pledge and Security Agreement creates a valid security interest in the Collateral described in Section 2 thereof, which security interest will, after giving effect to the reaffirmation thereof executed and delivered in connection with the Credit Agreement, secure the Obligations. The financing statements filed under the Pledge and Security Agreement are in appropriate form for filing with the offices identified thereon. Such financing statements perfect the security interest granted to the Agent, for the benefit of the Lenders, pursuant to the Pledge and Security Agreement to the extent such security interest may be perfected by filing financing statements under the Uniform Commercial Code.

     6. There has been created under the Pledge and Security Agreement a valid security interest in the Pledged Mortgage Loans (as defined therein). Assuming delivery to, and the continued possession by, the Agent of the Mortgage Notes relating to the Pledged Mortgage Loans, said security interests shall be perfected. The laws of certain jurisdictions may require the recordation of an assignment of each Mortgage in order to perfect a security interest in the Mortgage (as opposed to the Mortgage Note secured thereby). If the Agent does not record its assignment of the Mortgages in such jurisdictions, I express no opinion as to the Agent's perfected security interest in such Mortgages (as opposed to the Mortgage Notes secured thereby).

     7. The Servicing Security Agreement creates a valid security interest in the Collateral described in Section 2 thereof, which security interest will, after giving effect to the reaffirmation thereof executed and delivered in connection with the Credit Agreement, secure the Obligations. The financing statements filed under the Servicing Security Agreement are in appropriate form for filing with the offices identified thereon. Such financing statements perfect the security interest granted to the Agent, for the benefit of the Lenders, pursuant to the Servicing Security Agreement to the extent such security interest may be perfected by filing financing statements under the Uniform Commercial Code.

     8. To the best knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against or affecting any Transaction Party or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which (i) challenge the legality, validity or enforceability of any Loan Document, or (ii) if determined adversely to such Transaction Party, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of any Transaction Party or on the ability of any Transaction Party to perform its obligations under the Loan Documents.

                                                                    EXHIBIT J TO
                                                              FOURTH AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


                        FORM OF CERTIFICATE CONCERNING
                        BORROWER'S AUTHORIZED EMPLOYEES



     I, _______________________, am the duly elected Secretary of New Century Mortgage Corporation (the "Corporation"), a California corporation, and do hereby certify that the following officers and employees of said corporation are authorized to take the following action on behalf of said corporation:

                PERSONNEL AUTHORIZED TO SIGN (a) INSTRUMENTS OR
           (b) COLLATERAL CERTIFICATES, REPORTS AND DIRECTIONS AS TO
                   SHIPMENT OF COLLATERAL TO INVESTORS UNDER
              CREDIT AGREEMENT AND PLEDGE AND SECURITY AGREEMENT

                                                                 Telephone
                                                                 Number
                                                                 (Area Code
Name                Title               Signature                and Number)
----------------------------------------------------------------------------

                PERSONNEL AUTHORIZED TO TELEPHONE INSTRUCTIONS
                      TO AGENT UNDER CREDIT AGREEMENT AND
                         PLEDGE AND SECURITY AGREEMENT


                                                                 Telephone
                                                                 Number
                                                                 (Area Code
Name                Title               Signature                and Number)
----------------------------------------------------------------------------


                PERSONNEL AUTHORIZED TO AMEND SCHEDULES ANNEXED
                  TO ANY OF THE ITEMS SET FORTH IN (b) ABOVE


                                                                 Telephone
                                                                 Number
                                                                 (Area Code
Name                Title               Signature                and Number)
----------------------------------------------------------------------------

SEND ADVICES AND  MAIL TO:

ATTN:


          IN WITNESS WHEREOF I have hereunder set my hand and the seal of the Corporation this ________ day of __________________________, 199_.


                    Title:

                       ACKNOWLEDGMENT BY EXITING LENDER

     Subject to its receipt of payment in full in cash of its Payoff Amount on the Effective Date, the undersigned (the "Exiting Lender"), hereby acknowledges and consents to the Fourth Amended and Restated Credit Agreement dated as of May 26, 1999, by and between New Century Mortgage Corporation, a California corporation (the "Company"), the lenders from time to time a party thereto (the "Lenders"), and U.S. Bank National Association, as agent for the Lenders (in such capacity, the "Agent") and agrees that upon the Exiting Lender's receipt of payment in full of its Payoff Amount in accordance with Section 8.15 of said Fourth Amended and Restated Credit Agreement, it will, as soon thereafter is administratively feasible (not to exceed 30 days), return to the Company the
Note issued by the Company to the Exiting Lender pursuant to the Existing
Credit Agreement marked "paid" or language to similar effect. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in said Fourth Amended and Restated Credit Agreement.



                              EXITING LENDER


                              Fleet Bank N.A.


                              By:_____________________________

                              Its:____________________________

                               SCHEDULE 1.01(a)

                           UNDERWRITING GUIDELINES
                           -----------------------

                                  See Attached

UNDERWRITING/ 1st LIENS
Policies - Underwriting Philosophy
Page 1 of 4 (03/03/99) Latest Revised Items in Bold Blue

Overview Sound Practices/ Individual Review

New Century Mortgage Corporation provides loans to finance the purchase or refinance of real property secured by one to four family dwelling units. The company's lending philosophy is to originate loans based on sound underwriting practices, risk classifications practices and adherence to underwriting guidelines. Each loan will be reviewed on an individual basis, taking into consideration the applicant's credit history and ability to repay, the loan amount and the loan to value ratio. Because New Century lends to applicants with limited credit histories and impaired credit records, the ability to evaluate the overall qualifications and background of each borrower to determine if there are compensating factors which may offset specific areas of weakness is required.

Compliance

New Century Mortgage Corporation complies fully with all Federal. and State regulations that apply to mortgage lending. New Century encourages all potential loan applicants to apply for a loan and no member of its organization discourages any applicant from applying. New Century does not discriminate in its lending practices and offers loans to all qualified applicants, regardless of their race, color, national origin, religion, age, sex, marital status, familial status, sexual orientation, handicap status, receipt of public assistance or good faith exercising of rights under the Consumer Credit Protection Act. Service New Century has pledged to provide loan originators and borrowers with competitive prices, a variety of loan programs and service which is prompt, courteous and responsive to the unique characteristics of every loan. New Century strives to emphasize service, treating people with respect and acting with integrity and common sense in all of our lending and other business activities.

5 Major Guideline Areas

New Century's underwriting guidelines provide a framework for the evaluation of loans being considered for approval. Guidelines are provided in the following 5 major areas, which are discussed in more detail in the following pages:

 . General Product Descriptions
 . Capacity (Employment/Income Requirements)
 . Credit Requirements
 . Collateral Requirements
 . Purchase Money Transactions

General Product Descriptions

Basic First Lien Guidelines and Exceptions
The "General Product Descriptions" section covers the product guidelines for first mortgage loans offered by New Century Mortgage, and includes topics such as:

 . Acceptable applicants
 . Maximum loans to one borrower
 . Loan To Value ratios
 . Debt to Income ratios
 . Loan programs
 . Underwriting exceptions

Capacity (Employment/Income Requirements)

Definition

The Borrower's ability to repay his/her loan. The customers past, present and expected stable future income combined with his repayment experience and his debt to income ratio are all considered when evaluating the borrowers "capacity".

Stability of Income

The "Employment/Income Requirements" section takes into consideration both the borrowers current income as well as the stability of that income over the past 24 months.

Special Considerations

New Century will give consideration to those cases when due to special circumstances there have been temporary breaks, or sharp increases in the borrowers income. When these can be documented to be caused by reasonable or positive factors they can be considered on a case by case basis.

Credit

Definition The Borrower's willingness to repay his/her loan. The Borrower's willingness to repay, though a subjective determination, can be judged by evaluating his/her past use and repayment of credit obligations.

Evaluating Past Use and Repayment

A majority of New Century's determination is based on the customer's payment record over the 12-month period prior to the application date. However, caution is used in reviewing any applicant whose credit history is characterized by notices of default, forecloses, bankruptcy, judgments, liens, charge-off's or other types of serious derogatory items. In evaluating the applicant's credit problems, a key factor is whether the credit problems are a result of an isolated problem, poor financial planning, or a general lack of regard for credit obligations. See "Credit Requirements" section for details.

Collateral

Definition

The property used to secure the transaction. Collateral is a major factor in determining whether a loan will be approved, as outlined in the "Collateral Requirements" section. New Century uses the appraisal as the major determiner of the value and acceptability of the collateral.

Underwriting Evaluation

It is also the responsibility of underwriters and management to evaluate whether the property:

 . Conforms to the area
 . Shows pride of ownership
 . Has comparable design and appeal to a majority of the properties in the subject area
 . Is located in an area with sufficient sale activity to establish an accurate fair market value.

When any of these factors are in question, New Century may:

 . Consider an independent appraisal review
 . Require an additional appraisal
 . Consider a reduction in the Loan To Value Ratio
 . Consider the property unacceptable to New Century as collateral

Purchase Money Transactions

Definition Loans where proceeds are used to purchase property.

The "Purchase Money Transactions" section gives general requirements for this type of loan, covers special agreements, verifications required, and gives guidelines for sales concessions.

UNDERWRITING / 1/st/ LIENS
Policies-General Product Descriptions
Page 1 of 10 (03/03/99) Latest Revised Items in Bold Blue

Introduction To General Product Descriptions First Liens Guidelines

The following section covers the basic product guidelines for the loans made by New Century Mortgage Corporation. These descriptions are for first lien position loans only. The debt-to-income ratios, loan amounts, loan-to-value ratios and combined loan-to-value ratios are reviewed as well as information on currently available loan programs and exceptions to New Century's guidelines.

Application Requirements

NCMC requires that a Uniform Residential Loan Application (Fannie Mae 1003) be completed on all loans submitted. Any alterations to the 1003 must be initialed by the borrowers and at no time will white out be permitted. The borrower or interviewer must provide New Century with all of the borrowers financial data, including but not limited to all outstanding obligations and real estate owned by the borrower.

The name of the interviewers employer must be NCMC, the originating Broker, or the Correspondent. If the name identified as the interviewers employer is not a party to the transaction, NCMC requires a corrected 1003 to be obtained. At submission all applications must be signed and dated by the interviewer, and prior to funding all applications must be signed and dated by both the interviewer and the borrower(s).

Acceptable Applicants

New Century will approve loans for individuals only. Corporations, partnerships, trusts, DBA's etc. are not eligible. New Century will accept applications for either individual or joint credit. All individuals whose income is to be used to qualify for the loan must be on title and have a financial interest in the property being used for collateral. If the property is owner-occupied only the income of those borrowers residing in the property will be used to qualify for the loans. (CN)

All borrowers who are used to qualify for a loan should have a vested interest in the property. Any borrower who has been added to title within 6 months of the application may be required to prove their interest. Other than a spouse, no borrower should be added to title at the time of loan closing to qualify for the transaction.

Borrower Identification

All applicants must provide proper identification when signing any loan documents. A current U.S. driver's license or current U.S. passport with picture is acceptable. If a driver's license or passport is not available, any two of the following items are acceptable:

 . Birth Certificate
 . Voter's registration card
 . Social Security card
 . Military Identification card

If an applicant is not a United States citizen he/she should possess a green card verifying permanent residency. If the borrower does not posses a green card, the loan will require a level 1 approval and the LTV should be limited to 60%.

Resident  Aliens

NCMC will extend credit to resident aliens, who have lawfully established permanent residence in the United States, under the same terms that are extended to U.S. citizens. If a borrower is a permanent resident alien, NCM requires a copy (front and back) of the borrower(s) Alien Registration Card (green card). If the borrower does not posses a green card, the loan will require a level 1 approval and the LTV should be limited to 60%. New Century will not extend credit to non-resident aliens and applicants without a social security number.

Minimum/Maximum Loan Amounts

Maximum Loans to One Borrower

New Century will consider more than one loan to a borrower. Individuals who obtain several loans within a 12-month period should show a history and/or ability to manage multiple properties. The determination to make these loans will be made as a subjective judgment by New Century's under-writers and/or management. New Century normally limits the loans it makes to one borrower to either 3 loans or $500,000 in combined loan amounts whichever occurs first. On a case-by- case basis with Level 1 approval exceptions may be made to these limits with compensating factors. (CN)

Minimum Loan Amount

The minimum loan amount allowed by New Century Wholesale for its first mortgage program is $25,000. The minimum loan amount allowed by New Century Retail is $10,000 except in those states that have legislated a higher minimum.

Maximum Loan Amounts

New Century Identifies its maximum Loan Amounts based on the borrowers credit grade and the LTV as described below.

Cash Out

Requirements

New Century considers any transaction with cash out exceeding 3% a Cash Out transaction. For C and C-borrowers a satisfactory letter of explanation will be required on cash out transactions in excess of $10,000. Cash out on Home Savers will not exceed 3%, excluding consolidation of any debt.

------------------------------------------------------------------------------------------------------------------------
                                                    Full Documenation
------------------------------------------------------------------------------------------------------------------------
       Credit                                                         LTV
                       -------------------------------------------------------------------------------------------------
       Grade             90%                      80%                      75%                      70%
------------------------------------------------------------------------------------------------------------------------
 A+                     $350K                    $400K                    $500K                    $600K
------------------------------------------------------------------------------------------------------------------------
 A-                     $300K                    $400K                    $500K                    $600K
------------------------------------------------------------------------------------------------------------------------
 B                      N/A                      $350K                    $400K                    $500K
------------------------------------------------------------------------------------------------------------------------
 C                      N/A                      N/A                      $350K                    $400K
------------------------------------------------------------------------------------------------------------------------
 C-                     N/A                      N/A                      $250K                    $300K
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                       Stated Income
------------------------------------------------------------------------------------------------------------------------
       Credit                                                           LTV
                   ------------------------------------------------------------------------------------------------------
        Grade           85%                      80%                      75%                      70%           65%
-------------------------------------------------------------------------------------------------------------------------
 A+                     $300K                    $350K                    $400K                    $450K         $500K
---------------------------------------------------------------------------------------------------------------------------
 A-                     N/A                      $300K                    $350K                    $400K         $450K
---------------------------------------------------------------------------------------------------------------------------
 B                      N/A                      N/A                      $300K                    $350K         $400K
---------------------------------------------------------------------------------------------------------------------------
 C                      N/A                      N/A                      N/A                      $250K         $300K
---------------------------------------------------------------------------------------------------------------------------
 C-                     N/A                      N/A                      N/A                      N/A           N/A
---------------------------------------------------------------------------------------------------------------------------


Loan To Value (LTV) Ratios

Maximum LTV Ratio's
New Century Identifies its maximum LTV ratios based on the income documentation type, the borrower's credit grade and deductions for certain property types as described below.

-------------------------------------------------------------------------------------------------------------------
Documentation/         A+          A-      B          C         C-         MOP       HOME SAVER
Property Type
--------------------------------------------------------------------------------------------------------------------
Full Doc               90%        90%      80%        75%       70%        75%          65%
--------------------------------------------------------------------------------------------------------------------
Stated Income          85%        80%      75%        70%       55%        N/A          N/A
--------------------------------------------------------------------------------------------------------------------
Rural Properties       75%        75%      70%        65%       60%        N/A          N/A
--------------------------------------------------------------------------------------------------------------------

New Century will consider subordinate loans which exceed 100% CLTV when the 2/nd/ /Subordinate loan is to a city, municipality, SBA, and IRS or state tax liens with an approved payment plan. In these cases the loan must have an AA rating.
These loans will be considered only on a case by case basis and require a Level 1 signature.

(CN) * 24 Months Bank Statements cannot be used as full documentation on Manufacture/Mobile Homes, 90% LTV loans, Mortgage Only, Home Saver or C-Programs.


-----------------------------------------------------------------------------------------------------------
                                        Combined LTV
-----------------------------------------------------------------------------------------------------------
Loan Type               A          A-         B        C        C-      MOP      Home Saver
-----------------------------------------------------------------------------------------------------------
Purchase               100%        95%        95%      90%     80%      N/A         N/A
-----------------------------------------------------------------------------------------------------------
Refinance              100%       100%        95%      90%     85%      90%         80%
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                     Deductions to LTV and CLTV
-----------------------------------------------------------------------------------------------------------
Property Type           A          A-        B          C         C-      MOP         Home Saver
-----------------------------------------------------------------------------------------------------------
Non Owner-Occupied      -5%        -10%      -5%       -5%       -5%       -5%          -5%
-----------------------------------------------------------------------------------------------------------
Condo/Attached PUD      -5%         -5%      -5%       -5%       -5%       -5%          -5%
-----------------------------------------------------------------------------------------------------------
2-4 Units               -5%         -5%      -5%       -5%       -5%       -5%          -5%
-----------------------------------------------------------------------------------------------------------
Manufactured/Mobile    -10%        -10%     -10%      -10%       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                         Deductions to LTV and CLTV
------------------------------------------------------------------------------------------------------------
Property Type                  A         A-        B        C         C-      MOP        Home Saver
------------------------------------------------------------------------------------------------------------
Non Owner-Occupied            -5%       -10%      -5%      -5%        -5%     -5%          -5%
------------------------------------------------------------------------------------------------------------
Condo/Attached PUD            -5%        -5%      -5%      -5%        -5%     -5%          -5%
------------------------------------------------------------------------------------------------------------
2-4 Units                     -5%        -5%      -5%      -5%        -5%     -5%          -5%
------------------------------------------------------------------------------------------------------------
Manufactured/Mobile          -10%       -10%     -10%     -10%         N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                            Debt to Income (DTI) Ratio
-------------------------------------------------------------------------------------------------------------
Allowable DTI        A+          a-         B          C         C-         MOP        Home Saver
Ratio
               ----------------------------------------------------------------------------------------------
                    45%          50%        555       59%        59%         55%          59%
-------------------------------------------------------------------------------------------------------------

Available Terms

 . Fully Amortized Fixed (10, 15, 20, 25, 30 year terms)
 . 5 Year Fixed / 25 Year Variable

 . 3 Year Fixed / 27 Year Variable
 . 2 Year Fixed / 28 Year Variable
 . 6 Month Variable

(CN) All 2, 3 and 5 Year fixed revert to a 6 month variable after the fixed period.

Variable Rate Product Parameters:

Index-All Variable rate loans are tied to the LIBOR Index

Change Period-The Rate and Payments will be subject to change every 6 months from origination or after the fixed rate period ends.

Maximum Rate-Maximum rate is based on our current rate sheet and changes will be based on 1.5% Per Change and 7% Lifetime.

Minimum Rate-Start Rate

Loan terms-10, 15, 20, 25, 30 years


Underwriting Exceptions

Primary Factors

New Century has anticipated that managers and second signers, from time to time, will make exceptions to our Underwriting Guidelines based on their experience and compensating factors that are documented in the file. These exceptions will include but not necessarily be limited to LTV, Loan Amount and Debt Ratio. When considering an exception, the grantor will place primary emphasis on the following factors:

 . Stability in the subject property
 . Stability in this employment or field
 . Stability of income
 . Debt to income ratios 5% or more below limits
 . Loan amounts below program limits
 . Historical good or excellent credit history
 . Significant reductions in the borrower's outgo

These exceptions will be documented on the appropriate form, describing the exception and compensating factors, and be signed by an authorized approval level based on the following table:

-----------------------------------------------------------------------------------------------------------
Level                      LTV             Debt Ratio             Loan Amount          Product Guidelines
-----------------------------------------------------------------------------------------------------------
 2                           5%*               5%                   Program + 10%**        Limited
-----------------------------------------------------------------------------------------------------------
 1                          10%*              10%                   Program + 20%**        General
-----------------------------------------------------------------------------------------------------------
 Corporate Credit           Any               Any                   Any                      All
 Committee
-----------------------------------------------------------------------------------------------------------

*  Maximum 90% LTV
** Maximum $500,000 Loan Amount


Underwriting Exceptions (continued)

Authorizing Exceptions

Exceptions to policy will be limited to Level 2, Level 1 and Corporate Credit Committee members. Level 2 signers will be authorized to make such limited exceptions to the Product Guidelines as they deem appropriate.

Level 1 signers may make exceptions to most Product Guidelines subject to the following limitations:

 . No exceptions stated Home Savers
 . No exceptions to 95% Program
 . No exceptions to maximum number of loans to one borrower

Corporate Credit Committee members may make changes to product guidelines which are consistent with New Century Underwriting Philosophy.

UNDERWRITING/ 1 /st/LIENS
Policies - Capacity (Employment/Income Requirements)
Page 1 of 17 (01/29/99) Latest Revised Items in Bold Blue

Overview Capacity of Applicant

NCMC requires that, as a condition of granting a loan, applicants exhibit:

1. Stability in Employment and in the income used to qualify for the loan.
2. Sufficient monthly income to make their monthly financial obligations and meet their basic living expenses
3. A Debt to Income Ratio that conforms with New Century's guidelines.
4. All sources of Income used to qualify are expected to continue for a minimum of 3 years.

Income Documentation Programs

NCMC offers two types of income documentation programs:

1 - Full Documentation (Full Doc)
 . all Salaried Applicants
 . Calculating Salaried Income
 . Self Employed Applicants
 . Calculating Self-Employed Income
 . Allowable Other Income
 . Calculating Allowable Other Income

2 - Stated Income

Full Documentation-Salaried Applicants Definition of Salaried Applicants Salaried applicants are defined as those applicants for whom a majority of income is derived from a consistent hourly, weekly or monthly wage that is consistently received over a 12 month period.

Establishing Stability

New Century will obtain a minimum of two years of employment history for each borrower. To evaluate stability of the borrower's employment and income, New Century will:

 . Identify any employment gaps, review the reason for and lengths of any gaps in employment.
 . Look favorably on stability in an applicant's current job or stability in the same line of work.
 . Give favorable consideration to borrowers who change jobs for advancement within the same line of work and maintain or improve their income

 . Ensure overtime, commission and bonus income is consistent, does not constitute more than 40% of the applicants income and is considered based on the calculation methods described later in this document
 . In cases where a borrower has an employment history of less than two years and was previously in school or in the military, obtain a copy of his or her diploma, transcript, or discharge papers as a compensating factor.

Full Documentation-Salaried Applicants (continued)

Verification of Employment

The underwriter or Account Manager/Retail Coordinator will perform a "verbal audit" and maintain written evidence of telephone contact with the employer by completing the following steps:

 . Identify the name of the employer
 . Identify the name and title of the individual contacted at the employer's office
 . Confirm that our borrower is currently employed
 . Confirm the borrowers position
 . Confirm the borrowers salary
 . Indicate the date of the contact
 . Identify the name of the associate who made the contact

When Income or Employment is in Question

In cases where the borrower's income or employment history is in question, New Century will require whatever documentation necessary to verify consistency or lack of such. This may be done by obtaining:

 . Written verifications of employment
 . Past years tax returns
 . Additional employment background

Full Documentation-Salaried Applicants (continued)

Salary The Borrower must provide a recent paycheck stub (within 30 days of closing) with YTD earnings and
 . Most recent year W-2 or
 . Most recent year 1040 complete with all schedules or . Written Verification of Employment from employer (CN)

(CN)Unacceptable Pay Stubs: Pay stubs are not acceptable documentation of salary if they are missing:

 . YTD earnings
 . Borrower name

 . Borrower's social security number
 . Employer's name

If any of the above are missing or they are handwritten, the following additional documents will be required:

Missing         Additional Doc Required
YTD earnings    4 consecutive paystubs showing 2-week, bi-monthly or
                monthly income

Name, SSN,      VOE from employee showing Employer Name all
                required information

or hand-written
paystub

Overtime Overtime can be considered if it is consistent over a minimum 6-month period. This can be established from:

 . Recent pay stub with YTD overtime earning broken out, . Verification of employment or
 . Prior year W-2 combined with YTD pay stub

Commissions Commissions can be considered if they are consistent over a 12-month period. This can be established from:

 . Recent pay stub with YTD commission earnings broken out and . Verification of employment or
 . Prior year W-2 combined with YTD pay stub

Bonuses Bonuses can be considered if they are consistent over a 24 month period. This can be established from:

 . Recent pay stub with YTD overtime earning broken out and . Verification of employment or
 . Prior 2 years' W-2's combined with YTD pay stub

Calculating Salaried Income Standard Conversion Formula
1. Determine the base salary.
2. Multiply the salary period by appropriate Salary Multiplier* to convert to monthly income.

(CN) *Salary Multipliers- To convert:
 . Hourly Wage,
Step 1: Multiply by 40 or consistent weekly hours.
Step 2: Multiply by 4.3

 . Weekly Wage, multiply by 4.3
 . Bi-Weekly Wage,
Step 1: Multiply by 26
Step 2: Divide by 12
 . Annual Salary, divide by 12

Calculating Salaried Income

Conversion For Inconsistent Wage Periods
In cases where the applicant's hours worked or work periods are not consistent, average their income over a minimum 12-month period.

(C/N) If the applicant is a teacher you will need to determine if the individual is paid for ten months or twelve months each year.

To convert income figures to a monthly average, use the following methods based on how the applicant is paid:

 . Paid for 12 months per year - Divide the annual salary by 12 to arrive at their monthly gross income
 . Paid for 10 months per year, take the monthly base pay, multiply by 10, and then divide by 12. This will result in the monthly salary
 . Seasonal, Contract, or Temporary income can be accepted subject to the following:
 . The average of 2 years income per W-2's or . The average of 2 years tax returns
 . Both seasonal/contract/temporary income and unemployment compensation can be used if consistent from year to year
 . Overtime, Commissions and Bonuses must have a history of at least 24 months
 . If using 1040's to qualify the borrowers you must deduct the 2106 expenses on schedule A from their income

In calculating seasonal, contract or temporary employment, underwriters should evaluate any signs of poor credit due to interruptions in income and/or lack of reserves.

Calculating Salaried Income (continued)

Overtime If the current year to date Pay stub covers a period greater than 6 months, simply calculate the total salary and overtime income by dividing the YTD Figure by the appropriate number of months. No further calculations are required. If the Pay Stub covers a period of less than 6 months:

 . A Verification of employment verifying actual overtime must be obtained for a period greater than 6 months or

 . The applicant's current YTD income may be averaged with his prior year W-2 to establish his salary and overtime income.

Commissions To calculate Commission, divide the total commission income for the current year and the past year and divide by the appropriate # of months.

Example:

Total Income for period: Year to Date Pay stub: $36,125 + 1997 W-2 of $48,123 = $84,248
Number of Months in Period: Pay stubs as of 10/9 and prior year W-2 would equal 21.29 months. $84,248 / 21.29 month = $3,957.16 Monthly Income

Bonus Income Bonus Income must be calculated over a minimum of two years. To calculate, divide the total income for the period of 24 months and the current year to date.

Example:

Total Income for period: Year to Date Pay stub: $36,125 + 1997 W-2 of $48,123 + 1996 W2 of $44,125 =$128,373
Number of Months in Period: Pay stubs as of 10/9 and prior year W-2 would equal
33.29 months.
$128,373 / 33.29 month = $3,856.20 Monthly Income
(CN) If either Bonus, Commission, or Overtime income represent more than 40% of the borrower's total income, they will be considered similar to Self-Employed borrowers and tax returns will be required.

Ownership of Corporation

There are cases when a salaried employee owns a large or majority interest in the company that issues his pay stubs and W-2's.

(CN) If you determine the borrower's ownership of the company is 50% or greater, you must obtain the documentation described in the "Full Documentation - Self - Employed" section below, which will include:
 . 2 Years of the following, with all schedules:
 . 1040's
 . 1065's
 . 1120's
 . K-1's
or
 . 24 months Personal Bank Statements (see 24 Months Bank Statements )

Definition of Self-Employed Applicant

These borrowers receive all or a portion of their income from Self Employment. These businesses are normally a sole proprietorship where all or a majority of the profits made by the business are reported on schedule C of the 1040's and are taxed at the same rate as personal income. Self Employed individuals are those who:

 . Own 50% or more of the stock in the corporation for which they work
 . Own 50% or more interest in a Sub-Chapter S Corporation for which they work . Receive 40% or more of their income from commissions or bonus
 . Work as an independent contractor and receive their income from a 1099
 . Receive their income from Partnerships which they own 50% or more

Establishing Stability

The borrower must be self-employed (or-commissioned or an independent contractor) and in the same business for at least the last 2 years.

Verification of Employment and Income

Verification of employment and income are made through a review of the borrower's past two years' tax returns and applicable schedules. In addition, the underwriter may check for 411 listings for the employment, request a business license or other applicable certification.

24 Months' Bank Statements

In the event signed federal income tax returns or other required evidence of income is unavailable, New Century will accept 24 consecutive months of personal Bank Statements in lieu of the borrower's prior 2 years' 1040's. If 24 months of consecutive Bank Statements are not available, NCMC will accept a minimum of 18 months. The statements will be considered to cover a 24 month period and the calculations will also be based on 24 months. Large and unusual deposits need to be excluded from totals unless a reasonable explanation is provided. Consecutive months Bank Statements on one personal account are required. Business statements are generally not sufficient as sole-source of income documentation but may validate business existence. In evaluating the use of Bank Statements, it should be determined that the borrower is the only individual on the account and that deposits are not transferred from another account. In addition, negative factors such as NSF fees should be reviewed. On a case by case basis, Business Bank Statements may be considered if approved by a Level 1 signer or Corporate Credit Committee.

Calculating Self-Employed Income

Sole Proprietor The following formula is used to calculate income:
2 years net profit from schedule C's + allowable adjustments (see Adjustments To Income in this section) divide by 24 months
=average monthly income

Partnerships Both general and limited partnerships use the IRS form 1065 and schedule K- 1 for filing federal income tax returns. The partnership return income is carried over to the individual tax return, the "partner's share of income, credits, deductions, etc."

Use the following formula to determine income:
2 years income/loss (reference schedule K-1) from 1040's + partners share of approved add backs (see partnership returns)

divide by 24 months
= average monthly income

S Corporations "S" corporations are generally small corporations that are taxed in the same manner as partnerships. They pass gains and losses through to their shareholders, who are then taxed at the tax rates for individuals. Depreciation, depletion and ordinary income or loss can be proportionately added back to the applicant's income. Monthly income can be derived from the past two years' 1040's and the past 2 years' corporate returns. Consider whether income is transferred by W-S's or 1099 income. Consider corporate income and/or loss.

Adjustments to Income

(CN)
It is acceptable in determining an individuals qualifying income to add back to adjusted gross income non-cash items such as depreciation, depletion, or amortization. Documented loss carry over from previous tax years, and non-recurring losses such as casualty losses may be added back to adjusted gross income. Non-recurring gains must be subtracted from gross income. Following are adjustments that can be added back to the adjusted gross income:

 . Depreciation & Amortization on property (only amounts allowed or deducted) . IRA/Keogh contributions
 . Non taxable pension income
 . Tax-exempt interest income
 . Self-employed health insurance deductions
 . 1/2 of self-employed tax
 . Early withdrawal penalty
 . Non-cash losses
 .. Alimony (only if shown as a debt)

Rental Consistent Rental Income from other properties that the borrower owns is allowed subject to the following:

 .Use 90% of rents up to 4 properties and 75% of rents if borrower owns more than 4 properties. Deduct PITI.

 . Room rents will be allowed. However, the income must be reported on the prior two years' tax returns.
Alimony Alimony will be allowed if:
 . Copy of complete divorce decree is supplied
 . Payments have three years or more remaining
 . Copy of the prior year's 1040 is supplied to verify receipt

Child Support .Must be in effect with minimum of 3 years remaining
 . Copy of complete divorce decree is required
 . Underwriter may require proof of receipt at their discretion

Social Security Benefits/Retirement  Benefits

Any one of the following:
 . Award Statements
 . Check Copies
 . Bank Statements specifying source

Foster Care Foster care payments can be allowed if we obtain
 . Letter from granting agency
 . 12 months' Check Copies or
 . 12 months' Bank Statements with specific deposits

Calculating Allowable Other Income Schedule B-Interest and Dividend
Income

Average the most recent two years and year-to-date interest and dividend income statements (where available). Verify that dividend and interest income is ongoing. If any investment will be liquidated in order to complete the current transaction, the income from that investment should not be used.

Schedule D-Capital Gains and Losses

 . Combine the most recent two years income from capital gains or losses.
 . Divide this amount by 24 months, and the result is additional monthly income. . Make certain that assets will continue to provide the same type of income in future years.
 . Do not average capital gains if income is from a different source each year or cannot be determined to be consistent.

Schedule E -Rental Income

Average the most recent two years income from schedule E, by subtracting the expenses from the gross income (this method will not require you to add back depreciation). Determine if all rental properties appear on the tax return. If the net figure is a positive number, it will be shown as monthly income. If the figure is a negative number, it will be deducted from income. In the event that an applicant has owned a rental property for a short period of time and thus has not yet filed a schedule E, rental income may be established by multiplying the actual rents form the rental agreement by 90% if less than 4 units are owned and 75% if 4 or more units are owned, then subtracting PITI. If the net figure is a positive number, it will be shown as monthly income, if the figure is a negative, it will be shown as a deduction to income. If the borrower owns 3 or less rental units, rental agreements may be used in lieu of tax returns using the 90% rule if rental income appears normal and stable.

Calculating Allowable Other Income (continued)

1099 -Miscellaneous Income
 . 1099 forms are used to report payments of other income such as dividends, interest, and retirement distributions.
 . Most payments to sole proprietors or individuals made in the course of a trade or business will be reported on a 1099 form.
 . If a borrower receives 1099 income you must obtain the prior two years' 1040's and verify the amount based on how the income is filed.

Non-Taxable Income

Verified nontaxable income will be allowed when it is determined that such income will continue and remain untaxed for the foreseeable future. Examples of nontaxable income include, but are not limited to:

 . Certain military allowances
 . Certain retirement income
 . Disability payments
 . Workers compensation benefits
 . Child support payments
 . Certain types of public assistance payments.

It is New Century's policy that an applicant with non-taxable income can be evaluated in the same manner as a borrower who has taxable gross income. The Underwriter may adjust or "gross up" the applicant(s) actual income by multiplying the "non-taxable" income by 125% and idientifying this on an exception form.

Stated Income Documentation

Overview In certain circumstances, borrowers who would otherwise qualify for a loan are unable to fully document their income. Subject to certain conditions, New Century will accept the borrower's occupation and income as "stated" on their application. New Century will compare the borrower's occupation and income as stated on the 1003, to similar applicants in their area. They will also consider the borrower's repayment habits and assets to evaluate the reasonableness of the income stated. If they appear to be reasonable, the income will be accepted.

New Century does not allow stated documentation on Section 32 loans or on any loan for the purpose of purchasing a non-owner occupied property. This applies to both the Wholesale and Retail divisions.

Documentation Requirements

Subject to the underwriter's discretion, the borrower may be allowed to "state" his/her self-employment or salaried income. Stated income is not allowed on the following income sources:

 . Retirement Income/Social Security/Pension/Disability
 . Room rents
 . Annuity
 . Note Income

The borrower must provide verification if these sources of income are used to qualify for the loan. The Underwriter or Account Manager/Retail Coordinator is to make an appropriate verification to establish the existence of the borrower's business or employment. For the self employed borrower this may include one or more of the following:

 . Determining if the business is listed in the phone directory
 . Verifying the existence of a business license
 . Verifying trade associations
 .Obtaining business promotional material

Stated Income Documentation (continued)

Documentation Requirements

(continued)

If it is not possible to complete verbal verification due to the borrower working out of his or her residence, and the lack of a business license, a written Letter Of Explanation (LOE) is required. For the salaried borrower the underwriter or Account Manager/Retail Coordinator will perform a "verbal audit" and maintain written evidence of telephone contact with the employer by completing the following steps:

 . Identify the name of the employer
 . Identify the name and title of the individual contacted at the employer's office
 . Confirm that our borrower is currently employed
 . Confirm the borrowers position
 . Indicate the date of the contact
 . Identify the name of the associate who made the contact.

If it is not possible to complete a verbal verification, then the borrower must qualify under the full documentation program or a level 1 approval must be obtained.

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                                   Overview

Determining    The borrower's willingness to repay is judged by evaluating
Willingness    his/her past use and repayment of credit obligations. New Century
to Repay       will establish a "Credit Grade" by comparing the customer's prior credit or lack of credit to the established guidelines on our
               "Underwriting Matrix". In addition to the matrix and these
                -------------------
               guidelines the underwriter will use their common sense in evaluating the borrower's credit background and weigh that against any explanations that are available and compensating factors. New Century's lending philosophy calls for our underwriters and management to avoid making automatic judgments and to evaluate the overall qualifications and background of each borrower.

Credit         New Century has established 3 general credit categories
Categories     described as:

               1. Established Credit - A borrower whose credit history includes
                  5 or more pieces of credit which have been open or paid over a period of at least 2 years will be considered to have established credit. A minimum of 1 of the credit accounts should be a mortgage or large installment account.

               2. Minimal Credit - This borrower's credit history is either limited by the length of their established credit, the number of accounts with a 2 year seasoning (less than 5) or limited to smaller accounts. This borrower could be considered a "B" credit grade.

               3. No Credit - a borrower who has not established any repayment record on a credit type account for 6 months or more will considered a C credit grade.

               In all of these cases the underwriter will consider the borrower's background and compare the credit background with the loans being applied for.

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                             Overview (continued)

Importance of  The borrower's history of repayment on their mortgage obligations
Mortgage       will be a primary consideration in evaluating their acceptable
Credit History credit background. A history of paying mortgage loans with no delinquencies is a compensating factor that can be used to offset other weaknesses. A borrower who has consistently exhibited a record of delinquency and problems on their mortgage obligations should be reviewed closely for other indications of weakness and lack of ability.

                               Mortgage Credit

Mortgage       A minimum of 12 months payment history, except as noted below,
Verification   must be obtained on all mortgages. Current balance, current status and payment amount must also be verified. Changes, whiteouts, and strikeouts on the original documentation are not acceptable. Any altered verification requires new documentation.

               The following are acceptable methods of verifying payment history:

                   . A credit report dated within 30 days of funding will be the primary source of verifying repayment of mortgages. The credit report should include the status by month for a minimum of 12 months.

                   . Written verification of mortgage, including rating, from an institutional lender.

                   . A letter from the institutional mortgage holder stating the current balance and the last 12 month payment history.

                   . VOMs and correspondence from private, individual lenders, as is the case for seller carried paper, must be verified with canceled checks.

                                                                 Continued . . .

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                          Mortgage Credit (continued)

Mortgage       In cases where mortgage delinquency has occurred, the underwriter
Verification   will compare the delinquency to the "Underwriting Matrix" to
(continued)                                        ---------------------
               determine the appropriate "Credit Grade".

               New Century requires written verification for mortgage history up to the prior month's payment. Additionally, verbal or written verification of the current month's payment is required if the loan is funded after the 15th of the month. The verification must be well documented in the form of a certification to the file including the following information:

                   .  Date verified
                   .  Updated information as verified
                   . Name, title and telephone number of the contact at the mortgage company
                   .  Name of person verifying the information

               If the borrower has been in the property less than 12 months, New Century Mortgage may consult prior mortgages or rent payment history.

Rolling Late's A consecutive 30-day late on a mortgage payment is considered
               1x30 if:

                   . The mortgage is no more than 30 days late as of the underwriting date
                   . The credit report, mortgage verification or canceled checks reflect one missed payment and the remaining consecutive payments have been paid as agreed. (CN)

                                                                 Continued . . .

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                          Mortgage Credit (continued)

Subordinated   New Century will allow subordinate liens provided they meet the
Liens          conditions indicated below. In all instances, the combined loan-
               to-value and debt-to-income ratios cannot exceed the maximums indicated in the General Product Description section and/or the
                                ---------------------------
               Underwriting Matrix.
               -------------------

               New Century Mortgage will consider all liens when determining the debt-to-income ratio. All liens should be reviewed to determine any terms or conditions which may adversely affect the borrowers' ability to pay their obligations. In addition, all loans should have regular monthly payments. If the repayment schedule is not monthly, it must be converted to a monthly payment for budgeting purposes.

               The subordinate lien must be:

               . Clearly in subordinate position behind the subject loan . Fully documented including repayment terms.
               .  Recorded concurrently or after the subject loan.
               . Due no sooner than 3 years from closing unless fully amortized.


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                                Consumer Credit

Overview A majority of New Century's determination in evaluating consumer credit is based on the customer's payment record over the 12-month period prior to the application date. However, caution is used in reviewing any applicant whose credit history is characterized by notices of default, forecloses, bankruptcy, judgments, liens, charge-off's or other types of serious derogatory items. In evaluating the applicant's credit problems, a key factor is whether the credit problems are a result of an isolated problem, poor financial planning, or a general lack of regard for credit obligations. For certain credit grades, NCMC will accept a "Credit Score" in lieu of an individual evaluation of Revolving and Installment Debt.

               These are:
                   .  A+    640 or greater
                   .  A-    620 or greater
                   .  B     600 or greater

               The underwriter must still review mortgage credit, defaults, bankruptcies and foreclosures to determine final credit grade.

Installment    The repayment of larger installment accounts in an "as agreed"
Debt           manner is a positive factor when evaluating a borrower's credit background. The presence of severe delinquency in the repayment of major installment accounts or the lack of any history of such should be considered weaknesses in assessing the borrower's credit background.

                                                                 Continued . . .

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                          Consumer Credit (continued)

Installment    The monthly payment for installment debt used in calculating the
Debt           debt-to-income ratio should be:
(continued)
                   . The monthly payment amount indicated on the credit report or

                   . The high credit divided by the loan term, if the monthly payment is not included on the credit report:

                         . Debts listed on the application, but not appearing on the credit report, must be included, unless proof of payment is shown.

                         . Debts with 10 or less monthly payments remaining do not need to be included.

Revolving      Revolving credit and other obligations, especially when less that
Credit/Other   $1,000, although considered are not given the same weight as the
Reported       borrower mortgage and/or other major installment accounts. In
Obligations    addition, the presence of only small revolving and/or installment debt as the borrower's only credit background may not be sufficient to establish their ability to repay a larger mortgage account.

               Three percent of the outstanding balance should be used as the payment amount when calculating the debt ratio, when the payment amount is not available from a current statement or the credit report.


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                          Other Types Of Obligations

Co-Signed      New Century will not include payments on co-signed loans if
Obligations    verification can be obtained to show that payments are and have been made by a responsible third party. A primary method of establishing the co-borrower relationship is by acquiring a copy of the Note, Installment Agreement or a copy of the payment coupon, which must establish that the payor is someone other than our borrower.

               In addition, proof that the primary borrower (on the Co-Signed account) is making the payments is also required to be in the loan file. This can be documented with a copy of 3 months canceled checks (front and back) or 3 months bank statements.

               The primary borrower may not be 2 X 30 days late in the last 12 months, or the monthly payment amount and balance of the debt will be included in the Debt To Income Ratio calculations for New Century's borrower.

               If the obligation reports a delinquent history, New Century reviews this as a delinquency of the borrower and the monthly debt payment is included in the Debt To Income Ratio calculations. The payment amount of the obligation is not held against the borrower on the New Century Mortgage loan as long as the above required documentation has been provided.

               If the obligation does not interfere with the borrower's ability to qualify for New Century Mortgage guidelines, then there is no need to provide the above documentation. The debt will be included in the DTI Ratio with other obligations.

                                                                 Continued . . .

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                    Other Types Of Obligations (continued)

Deferred       If a borrower has obligations that are deferred, such as a
Obligations    student loan, the obligation may not need to be included in the
               DTI Ratio. Proof that the borrower is enrolled in school and/or evidence from the finance office to verify that the loan is deferred until a certain date (date must be specified), may be
                                              ----------------------
               all that is required. Many student loans report to the credit bureau stating the date to which the obligation is deferred.

               If the debt is not to be included in the DTI Ratio, there must be a write-up in the loan file that the 1 st payment will not be due for at least 12 months from the closing date of the loan. This information can be obtained from the lending institution, the credit report, or from the finance office at the school where the borrower is enrolled, or based on verification of enrollment and on an underwriter's write-up.

Child          New Century Mortgage Corporation considers child support/alimony
Support/       payments as an installment debt. If the debt is due to continue
Alimony        for more than 6 months, it will be included in the DTI Ratio. Any
Obligations    past due child support/alimony must be paid current, or in full if required by the administering agency, by the closing date of the loan. Any deviation from policy requires prior Level 1 approval.


                                                                 Continued . . .

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                    Other Types Of Obligations (continued)

Delinquent     Current delinquencies and recent and prior charge off's,
and Charged-   judgments and collection accounts from credit obligations should
Off Accounts   be reviewed closely by the underwriter. New Century requires that its underwriters and management use common sense in determining whether accounts should:

                   .  Be brought current at or prior to funding
                   .  Be paid off through loan proceeds
                   .  Effect the borrower credit grade

               New Century, at its discretion, may not consider an individual account, even if it is within the past 12 months, to effect the borrower's credit grade if it is not representative of the borrower's overall credit background.

               Charged off accounts (less than one year old) or exceeding $5,000 cumulative within the past 24 months, should be:

                   .  Verified as paid or
                   .  Paid off from loan proceeds.

               Collections and charge offs less than $500 and medical collections may not be considered if the underwriter considers them as not representative of the borrower's overall credit and/or caused by a dispute. The original date of occurrence is used in the credit decision.

               Any time large amounts are to be disbursed in cash to the borrower, prior obligations should be paid if they were reported within the past 36 months.

               Homeowners Association (HOA) dues more than 90 days past due are counted as a major derogatory item.


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                    Other Types Of Obligations (continued)

Bankruptcy     Century Mortgage generally requires that a Bankruptcy be
               discharged or dismissed before a mortgage loan can be made, as described below. (Dismissal willl be treated as discharge.)

--------------------------------------------------------------------------------
Credit           Chapter 7                          Chapter 13
Grade
--------------------------------------------------------------------------------
A+       greater than or equal to           greater than or equal to
         3 years from discharge date        2 years from discharge date
                                            with "as agreed" rating from
                                            trustee
--------------------------------------------------------------------------------
A-       greater than or equal to           greater than or equal to
         2 years from discharge date        2 years from filing date
                                            with rating from trustee, must
                                            be discharged
--------------------------------------------------------------------------------
B        greater than or equal to           greater than or equal to
         2 years from discharge date        2 years from filing date
                                            with rating from trustee, may
                                            be discharged at funding*
--------------------------------------------------------------------------------
MOP      greater than or equal to           greater than or equal to
         2 years from discharge date        2 years from filing date
                                            with rating trustee, may be
                                            discharged at funding
--------------------------------------------------------------------------------
C        greater than or equal to           greater than or equal to
         12 months from discharge date      12 months from filing date,
                                            may be discharged at funding
--------------------------------------------------------------------------------
C-       less than 12 months allowed        less than 12 months allowed from
         from discharge date                filing date, may be discharged
                                            at funding*
--------------------------------------------------------------------------------
HS       less than 12 months allowed        less than 12 months allowed from
         from discharge date                discharge date
--------------------------------------------------------------------------------

*New Century will only consider loans with an open Chapter 13 on a case by case basis, and will require a level 1 or level 2 approval.

NCMC also requires that under an open Chapter 13 Bankruptcy, a written demand from the Chapter 13 Trustee and the written approval from the Bankruptcy court be obtained before a mortgage loan can be made.


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                          Debt to Income (DTI) Ratios

Definition     New Century considers the borrower's "total monthly payments"
               divided by their "gross monthly income" to establish the "Debt to Income" Ratio (DTI) as a means of determining the borrower's credit grade and to evaluate their ability to repay.

Disposable     New Century will also evaluate the borrower's "Disposable
Income         Income". This is determined by subtracting the borrower's "Total
               Monthly Payments" from their "Gross Income". The following guide is to be used as a tool for underwriters to consider whether a borrower has sufficient disposable income to cover their other living expenses and to provide minimal reserves.


                       Family Size            Disposable Income
               -----------------------------------------------------------------
                            1                         400
                            2                         600
                            3                         800
                            4                       1,000
                            5                       1,200
                            6                       1,400
                            7                       1,600

               Although this table is used as a guide, New Century may use discretion when reviewing borrowers with disposable income below these levels.

                                                                 Continued . . .

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                    Debt to Income (DTI) Ratios (continued)

Maximum DTI    Grade                               Maximum DTI
By Grade       -----------------------------------------------------------------
               A+                                      45%
               A- (45% for LTV's greater than 85%)     50%
               Mortgage Only Program (M.O.P.)          55%
               B                                       55%
               C                                       59%
               C-                                      59%
               HomeSaver                               59%


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                                   Overview

Importance of  Due to the nature of Sub Prime lending, the condition and
Collateral     accurate value of our collateral is an essential part of making
Condition      the proper credit judgment. The following guidelines are provided and Valuation  to assist all NCMC associates in determining the acceptability and the value of the collateral:

                   . Acceptable Property Types
                     -------------------------

                   . Mobile Manufactured Homes
                     -------------------------

                   . Property/Collateral Requirements
                     --------------------------------

                   . Appraisal/Collateral Valuation
                     ------------------------------

                   . Insurance Requirements
                     ----------------------


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                           Acceptable Property Types

Single Family  A majority of New Century's business is to provide loans for the
Residence      purchase or refinance of Single Family Residences. A primary
(SFR)          determining factor in evaluating the acceptability of the
               property is its conformity to the area and the ability to establish an accurate "Market Value".

               New Century will lend on properties with up to 10 acres. In cases with over 5 acres the appraiser must give value to all acres, however New Century will deduct a pro-rata value for the average over 5 and base the LTV on this lower value. Properties with acreage must be considered residential, have no business or farming use and be conforming to the residential properties in the immediate area.

New            NCMC lends on both new Tract construction and Custom Homes.
Construction
               Both new tract construction and custom homes must have a certificate of occupancy. Also, if the appraisal was made
               "subject to", it must have a 442 with photos showing the property is complete and "as is".

Detached       NCMC treats these property types as SFR's. No LTV deductions
PUD's and      required.
Row Houses

Multiple       NCMC lends on a maximum of four units. Units require a minimum 5%
Units (2-4)    LTV reduction on all programs for all credit grades (see
               "Underwriting Matrix"). The maximum LTV available for owner-
                -------------------
               occupied units is 85%.


                                                                 Continued . . .

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                     Acceptable Property Types (continued)

Condominium/   NCMC lends on condominiums/townhomes with the following
Townhomes      restrictions:

               . The condo project must have at least four units.
               . No mixed use condo's that have retail \ commercial on the bottom floor.
               . No Condo Hotels (Condotels), timeshares or co-ops.
               . No studio condos
               . No Apartment Conversions if the conversion has occurred within the last three years, and\or if subject has less than 500 square feet.
               . Resort area Condominium projects are considered on a case by case basis only. The owner occupancy requirement of 50% still needs to be met.
               . High Rise Condo's are allowed if common for the area and all comparables are similar. (Example: same number of floors; if subject is a lower floor unit, the comps are not superior for higher floor units.)

               All condominiums require a Home Owners Association (HOA) letter completed by the Property Management company or the Association President. The completed certificate must verify that:

               . The project is NOT involved in any type of litigation.
               . The project is 50% owner occupied. Second Homes are counted in the owner occupancy total.
               . No more than 50% of the association homeowners are delinquent in their monthly HOA dues.

               (Exception: New construction Condo projects. The HOA letter must verify all of the above information and also verify that 50% of the units in the Project are sold.)

               Condo's and Attached PUD's require a 5% LTV reduction on all programs for all credit grades. The maximum LTV available for Condo's / Townhomes is 85%.

                                                                 Continued . . .

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                     Acceptable Property Types (continued)

Attached       NCMC lends on Attached PUD's following the same guidelines as
Planned Unit   Condominiums. An HOA letter is still required and LTV reductions
Development    are the same.

Log            NCMC lends on log homes on a case by case. Log homes must have
Homes          the same amenities as a Single Family Residence: smooth plaster type interior walls, separate bedrooms, separate baths, kitchens, etc. Log Homes must be common for the area, and similar Log Homes must be used as comparables. The maximum LTV available in program / credit grade, must be reduced by 5%.

Unique         NCMC recognizes that there are properties that may not have a
Properties     broad appeal and/or market. These properties will be considered on a case by case basis as long as they are not properties that are listed in this section under "Unacceptable Properties". In
                                                 -----------------------
               addition to design and appeal considerations, all properties where comparable sales are available within 10 miles are to be considered unique.

Rural          NCMC may lend on Rural properties. Rural properties follow the
Properties     same LTV restrictions as UNIQUE PROPERTIES listed above. They must show good pride of ownership, conform to their area and their value must be established to the acceptance of NCMC.

Inherited      NCMC may lend to borrowers who have inherited property. If the
Properties     borrower has been on title over six months the transaction will be treated as a refinance transaction with no restrictions.
               However, if the borrower has not been on title for at least six months, the transaction must follow the same LTV restrictions as do Unique and Rural properties.

                                                                 Continued . . .

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                     Acceptable Property Types (continued)

Maximum LTV    Maximum LTV's for unique and rural properties are:
for Unique and
Rural          . A+ to A-   = 75%
               . B          = 70%
               . C          = 65%
               . C-         = 60%

               NO MOP OR HOME SAVER PROGRAMS ALLOWED

                           Mobile/Manufactured Homes

Overview Mobile, manufactured homes are those homes that were substantially completed offsite and delivered to the site as one unit or in sections. The offsite work would in most cases include framing and insulation, drywall or wall covering, appliances and flooring. In most cases these properties would be identified as such by the appraiser, however, New Century may require additional clarification based on the property photos or if the borrower states that the home does not meet this definition.

               New Century limits the Loan To Value ratios and terms on mobile homes based on the information in this section and provided on the "Mobile/Manufactured Home Guidelines Checklist".
                    ---------------------------------------------

Mobile Home    New Century requires that a Mobile/Manufactured Home Guidelines
Checklist                                  -----------------------------------
               Checklist be completed on each loan where a mobile/manufactured
               ---------
               home is to be used as collateral. This form will assist the underwriter in establishing the acceptable terms and Loan To
               Value ratio.

                                                                 Continued . . .

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                     Mobile/Manufactured Homes (continued)

Mobile Home    . The mobile home and property must be legally classified and
Requirements     taxed as real property.
               . All foundations must have footings that are anchored to a permanent foundation.
               . Home must have been built after June 15, 1976.
               . Maximum site value is 10 acres with reviewed value on 5 acres value only.
               . 10% LTV reduction from program guidelines is required (all exceptions require Level 1 approval.
               . 5% additional reduction for rural properties is required.
               . Loans on homes built prior to 15 years ago should have a maximum term of 15 years.
               . All title policies must include an "ALTA Form 7" endorsement,
                 (insures improvements as "real property").


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                       Property/Collateral Requirements

Minimum        . Minimum Collateral Value is $30,000.00.
Collateral     . Minimum Square Footage is 800. All comps should be similar in
Requirements     size, bedroom and bath count. (Exception: Less than 800 square feet if common for area with Level 1 or 2 approval).
               . Property condition must be rated as Average or better.
               . NCMC requires that the property is serviced with public
                 electricity.
               . NCMC requires that the property has a water source. If the water source is not a public water company, it must be verified that the source used is common for the area.
               . NCMC does not require a well or a septic certification unless the appraisal or purchase contract indicates a problem.

                                                                 Continued . . .

               Copy of termite report and clearance (if applicable) will only be required if it is asked for in either the Purchase Contract, Escrow Instructions, or if the Appraiser or Appraisal Reviewer mentions any issues that raise concern.

                                                                 Continued . . .

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                 Property/Collateral Requirements (continued)

Unacceptable   . Vacant Properties. Vacant properties are only acceptable if our
Collateral/      transaction is a purchase, Construction to Perm, or a current
Property         remodel with verification in file.
               . Properties that are rated in FAIR or AVERAGE - (Minus)
                 condition on the appraisal.
               . Properties that appear to be in FAIR or AVERAGE -(Minus)
                 condition upon review of appraisal photos.
               . Adult care facilities, Elderly Care Homes, Group Homes.
               . Studio Condo's . A condo must have a separate bedroom with four permanent walls.
               . Geometric Domes.
               . Properties that do not conform to the area / market.
               . Commercial and commercial store front properties.
               . Properties near a hazardous waste site.
               . Any properties used as a "working farm".

               *****ANY EXCEPTIONS MADE TO PROPERTIES LISTED IN
               THIS SECTION REQUIRE A LEVEL ONE APPROVAL *****


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                        Appraisal/Collateral Valuation

Determining    Determining an accurate "Market Value" for properties used as
Market Value   collateral for NCMC loans is a critical factor. To ensure NCMC obtains the most accurate estimated value for the collateral, the following guidelines have been implemented.

               . NCMC will base the LTV on the estimated market value provided by a licensed appraisal on an acceptable appraisal for each property type.
               . The current appraised value will be used to determine the LTV when a borrower has owned the property for six months or more.
               . If borrowers purchased/acquired the property within the past 6 months, the original purchase/acquisition price must be used as the basis of the LTV. A copy of the final HUD-1 should be obtained to verify the original purchase price.

                 (Exception: If the borrower can provide a list of upgrades made to the property, along with receipts and/or canceled checks to verify the dollar amount of these improvements, then the LTV can be based on the original purchase price plus the cost of improvements or the appraised value.)

Properties     The value of properties that have been purchased or acquired
Owned Less     within the previous 6 months will be limited to the original
Than 6 Months  purchase price. In addition, NCMC will review properties where the Appraisal Value has increased over 25% in the past 24 months.

Acceptable     . Form 1004 - Used for a Single Family Residence, Attached and
Appraisal        Detached PUD's. Last revision date of 6/93.
Forms          . Form 1073 - Used for a Condominium. Last revision date of
                 10/94.
               . Form 1025 - Used for Small Income Property (2-4 Units). Last
                 revision date of 10/94.

               Appraisals received for lending purposes at New Century must be on one of the above 3 forms. No other format (Drive by's, FHA appraisals) are acceptable at this time.


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                  Appraisal/Collateral Valuation (continued)

Expiration     Appraisals are good for 90 days from the appraisal date. After 90
Dates On       days NCMC requires a Recert of Value. NCMC does not require new
Appraisals     comps, nor a grid with the Recert. After six months, a complete new appraisal is required.

Appraisal      See the Retail Appraisal Policy or Wholesale Appraisal Policy for
Review                 -----------------------    --------------------------
Requirements   details.

Loan Amounts   NCMC requires that two appraisals, from two independent
of $500,000    appraisers, be included in each loan file with a loan amount of
               $500,000 or greater. If the values differ, NCMC will base the LTV on the lower of the two values. One field review should be ordered and should confirm at minimum the lower value.

Key Factors    The property address should be compared to the 1003's, and Prelim
In Reviewing   to validate appraisal is on NCMC subject property.
An Appraisal
               Verify if Owner Occupied, Tenant, or Vacant. Underwriter needs to question if applicant indicates Owner Occupied and Appraiser indicates Tenant on the appraisal. Vacant properties are only acceptable if our transaction is a purchase, construction to Perm, or a current remodel with verification in file.

               Verify if property is Fee Simple, or Leasehold. If Leasehold, NCMC requires a copy of the original lease to be obtained and approved by NCMC legal department prior to docs. NCMC will also require the original Lessor to sign a NCMC Leasehold agreement.

               The appraisal report submitted for a loan must be ordered by a New Century employee, Broker, or Correspondent. Verify the name identified as the client as NCMC, the Broker, or the Correspondent Broker. If the name identified is not one of the foregoing, then NCMC requires a new appraisal.

               The appraisal cannot be typed in our borrowers name.


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                            Insurance Requirements

SFR's,         Coverage must be in an amount at least equal to the replacement
Detached PUD's value of improvements on the property or the loan amount,
and Units      whichever is less.

               If your loan program is a second/junior lien, coverage must be in an amount at least equal to the new loan amount plus the amount of all senior liens against the subject property.

               Policies must contain deductibles on any peril of NOT MORE THAN:
                   . $100.00 for a loan of $50,000.00 or less
                   . $250.00 for loans between $50,001.00 and $100,000.00
                   . $500.00 for loans in excess of $100,000.00 and . $1,000.00 for loans of $1,000,000.00 or more.

               Policy shall provide at least "Broad Form" coverage on properties of one to four units.

Condos and     The Master Policy must contain a minimum of $1,000,000 coverage
Attached PUD's for "Directors & Officers" liability. A copy of the Master
               Policy, or a certificate showing proof of coverage for both the Homeowners Association and the Condominium unit owner, must be provided prior to funding. A $1000.00 deductible is acceptable for condominiums and attached PUD's. Homeowners policies must provide coverage equal to "H02" form.

Flood          NCMC requires flood insurance if the collateral is determined to
Insurance      be in a FEMA special flood hazard area. If the property is in excess of $250,000, NCMC requires Excess Flood Coverage. A borrower's obligation to purchase flood insurance may not be waived.


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Page 1 of 7 (5/19/99) Latest Revised Items in Bold Blue

Overview


General New Century Mortgage Corporation provides loans to finance the purchase of real property secured by one to four family dwelling units. Loans will be granted to individuals only, for owner occupied and non-owner occupied properties. Each loan will be reviewed on an individual basis, while taking into consideration the applicant's credit history and ability to repay, the loan amount and the loan to value ratio.

Purchase Money Checklist

New Century requires that a "Purchase Money Checklist" be completed for each purchase money transaction prior to loan documents being drawn. The Checklist assists the underwriter in evaluating the purchase transactions and obtaining the required documentation and the correct type of appraisal review. The checklist must be signed or counter signed by an approved individual.

Recent Sales of Subject Property

Because of New Century's need to determine a fair market value for the properties used as collateral, the appraisal must include, in the appropriate areas, information on any sale of the subject property within the last 12 months, whether it is "of record" or not. In addition, we may require information to determine if any previous sellers and/or borrowers transferred property below or above a fair market value.

Condition of Property

Properties must be in average or better condition. Any repairs must be minor and should be completed prior to closing. At the underwriter's discretion repairs may be waived when the amount is less than $1000 and the LTV is 5% below the maximum allowed for the risk grade.

General Requirements

 .Seller must be the vested owner.
 .Equity exchange properties will be allowed, provided that both properties are evaluated and appraised.
 .New developments with "subject to plans and specs" require an "as is " value of 442 before funding.
 .Vacant properties are allowed, provided the borrower/tenant intends to occupy.
 .Subordinating 2nd mortgages must have a minimum term of 3 years with a minimum of interest only payments with executed document.
 . All purchase money loans will require a termite report and clearance if asked for in either the Purchase Contract, Escrow Instructions, or if the Appraiser or Appraisal Reviewer mention issues that raise concern.

 .  Non-occupant co-signer income is not to be considered
 .All transactions must be deemed to be "Arms Length" and the buyer and seller may not be the same or have similar financial interests.

Title Requirements

New Century requires that all purchase money transactions include a verification of the date the seller acquired the property. If that date is within the past 12 months, a complete 12 month chain of title is required.

This condition:
 ..Must be reviewed and signed off by an Underwriter or Manager, and ..May not be waived by any individual.

It is the responsibility of the person reviewing the chain of title or other documentation to ensure that the seller has been on title for at least 12 months.

New Century also requires a statement on all title documents indicating any other pending sales or agreements other than those between the vested owner and our borrower. In any case where there has been a transfer within the past 12 months, New Century requires the following:

A. Non-Owner Occupied - Investment/2/nd/ Home -Corporate Credit Officer signature must be obtained prior to documents or final approval. B. Owner Occupied - Level One or Risk Manager Signature required prior to documents or final approval.

Agreements Agreement of Sale/Contract of Sale/ Purchase Agreements

New Century requires an Agreement of Sale which includes the sales price, amount of down payment, commitment and closing dates, sales concessions seller contributions, mortgage contingency, signatures of buyer, parties to the sale transaction, i.e. .Corporation, partnership or Private individuals, plus any additional addenda.

This is required on all purchase money transactions, including land contracts and lease with option to purchase.

Land Contracts

These agreements between an owner and our borrower for the sale of a property at a specific price and with specific repayment terms will be accepted as a bona fide purchase based on the following conditions:
 .The Land Contract has been recorded
 .Canceled checks to verify the original deposit or down payment if any (if less than 12 months ago)

 .Canceled checks to verify payments according to the terms of the agreement for the past 12 months
 .No indication that the agreement is a "Non-Arm's Length" transaction
If the contract has not been recorded, New Century will require 12 months seasoning and the items listed above to consider the loan as a refinance transaction.

Lease Option

This agreement between an Owner and a prospective Buyer allows the prospective Buyer to lease a property for a specific term with an option to purchase at a specific price. In most cases, New Century will consider this to be a "Purchase Money Loan" at the time of submission and will limit the appraisal value to the purchase price.

In some cases when the "prospective Buyer" has developed enough equity in the property, New Century may consider it a refinance. This will be allowed in the following cases:

 .When the lease option has been in place for over 12 months and a down payment can be verified of at least 2.5% of the purchase price
 .When the lease option has been in place for over 24 months

In both of these cases the original down payment, if any, and all monthly payments must be verified by canceled checks. If these are not available, the transaction will be considered a "Purchase" at the time of submission to New Century.

Funds To Close/Cash Reserves

Calculating Funds To Close
The formula below is used to calculate the funds required to close:

Sale price

+ Prepaid charges
+ Closing costs
- Loan Amount
= Seller contribution
---------------------
Funds needed for closing

Verification of Funds
New Century does not require seasoning for the down payment on owner occupied A+, A- and B grades (however, the source of all of the down payment must be verified). Owner Occupied C and C- grade and all Non-Owner Occupied/Investment transactions require proof of and 60 days seasoning of the down payment.

Funds should be verified through a Verification of Deposit or the most recent two month's bank statement, or as described below.

In any case where the down payment source is not identified, New Century requires the following:

A. Non-Owner Occupied - Investment/2/nd/ Home - Corporate Credit Officer signature must be obtained prior to documents or final approval.
B. Owner Occupied - Level One or Risk Manager Signature required prior to documents or final approval.

For Owner Occupied A+. A- and B grades, if LTV is 70% or less and the amount needed to close is disclosed on the 1003, no additional verification is required.

New Century requires the source of the down payment to be shown on the 1003 (application) prior to documents being drawn.

This condition:
 ..Must be signed off by an Underwriter or a Manager.
 .Sixty-days seasoning of these funds may be requested, unless otherwise required, at the discretion of the Underwriter or Manager.

-------------------------------------------------------------------------------
Source                  Method of Verification
-------------------------------------------------------------------------------
Bridge Loans            The borrower must have the ability to carry the
                        payment on the new home, that payment (s) on the current home up for sale, and the payment on the bridge loan. If the bridge loan repayment schedule is not monthly, it must be converted to a monthly interest-only payment at the contractual interest rate. If a contractual interest rate is not available, use current market rates for qualification purposes. Verification documentation includes:

                        . Copy of the loan commitment including all terms.
                        . Copy of the listing agreement.
-------------------------------------------------------------------------------
Funds Borrowed          This includes funds borrowed against certificates of
Against Assets          deposit, marketable securities, insurance policies,
                        401K plans, etc. The terms of the loan must be
                        verified in writing and the debt for repayment of the
                        loan must be included in the debt-to-income ratio.
-------------------------------------------------------------------------------
Gift Funds              Gift funds are acceptable as long as the relationship
                        of the donor to our borrower is a direct relative. No repayment is required. Documentation required includes:

                        .A gift letter from the donor plus
                        .A bank statement from the donor showing the gift
                        funds on deposit prior to their presentation to the borrower(s)
                        .A deposit receipt showing the funds on deposit. .Amount of gift
-------------------------------------------------------------------------------

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------------------------------------------------------------------------------
Source                  Method of Verification
------------------------------------------------------------------------------
IRA/Keogh/401k          Because funds from these sources are subject to
                        withdrawal penalties and income tax, only the "net" withdrawal may be counted. Verification documentation includes:

                        .Most recent statement
                        .Copy of the disbursement check
                        .Deposit receipt showing deposit of funds into the
                        borrower's account
------------------------------------------------------------------------------
Liquid Assets           Liquid assets include, but are not limited to:

                        .Bank Deposits - FNMA Verification of Deposit (Form
                        #1006) or two most current bank statement. Any recent
                        large deposits should be satisfactorily explained.
                        .Marketable Securities - Broker statement showing the
                        availability or sale of the securities.
                        .Cash Value of Life Insurance - The cash value must
                        be verified by a statement or letter from the
                        insurance company.
------------------------------------------------------------------------------
Relocation Package      Copy of commitment letter describing the details of
                        the relocation package.

                        .Deposit receipt showing deposit of funds into the
                        borrower's account, if not funding directly.
------------------------------------------------------------------------------
Source                  Method of Verification
------------------------------------------------------------------------------
Sale of Real Estate     .HUD-I form.
                        .If a sale is pending, a copy of the Purchase/ Sales
                        Contract is required.
------------------------------------------------------------------------------
Sale of Personal        .Contract of Sale with a deposit receipt or statement
Property                showing the funds on deposit in the borrower's
                        account. Bill of Sale, or other legally binding
                        agreement, to include date, amount and buyer's and
                        seller's signatures. In addition, a deposit receipt
                        or statement showing deposit of funds to the
                        borrower's account.
------------------------------------------------------------------------------
Trust Funds             .If remitted by the trust, trust documents.
                        .If trust documents are not available, a letter from
                        an attorney will suffice.
------------------------------------------------------------------------------

Miscellaneous Requirements

Rental of Existing Home

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

In cases where the existing home will be retained and rented, either a rental agreement must be provided.

Owner Occupancy
A signed Owner Occupancy Agreement form or statement confirming the borrower will occupy the property should be in the loan file if the property will be owner occupied.

Rent Back Rent back to previous owners is acceptable for a maximum of 90 days from date of closing.

Reserves Not required.

Earnest Money and Deposits on Sales Contracts
Earnest money and deposits on sales contracts are considered part of the down payment and should be verified by one of the following:

 .Canceled check
 .Escrow instructions or Escrow Receipt

Sales Concessions

General Sales concessions from a seller are allowable up to 90% LTV, and cannot exceed six percent (6%) of the purchase price and can only be used to pay for non-recurring closing costs.(e.g. Loan fees, escrow fees, etc.). All sale concessions must be clearly documented in the loan file.

The seller may never supply the buyer with any portion of the down payment. However, if the buyer is a licensed real estate agent/broker, he can act as his own agent. The buyer acting as his own agent would be entitled to 3% of the 6% commission and can be allowed to have the commission earned credited toward the down payment. Under no other circumstances may a seller supply a buyer with any portion of the down payment.

The example below demonstrates how to calculate the maximum loan amount when the sales concession exceeds the 6% allowable. This example assumes an adjustable rate mortgage with an 80% CLTV.

Example

STEP 1 - Determine any excess sales concession. Itemize all of the borrower's closing costs paid by seller:


Sales Price:                           $100,000
Appraised Value:                       $101,000
Loan Amount:                           $ 80,000
3 points paid by seller:               $  2,400

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

Costs paid by seller:                  $  4,700
Total contributions:                   $  7,100
Allowable contributions: -             $  6,000
------------------------------------------------
Excess sales concessions:              $  1,100

STEP 2 - Subtract the total excess sales concessions from the lesser of the sales price or appraised value to determine the maximum allowable property value:

Lesser of sales price or appraised value:    $100,000
Excess sales concession: -                   $  1,100
-----------------------------------------------------
Maximum allowable property value:            $ 98,900

STEP 3 - Multiply the maximum property value by the LTV (%) for the program to arrive at the maximum acceptable loan amount:

Maximum Property Value:    $  98,900
Program LTV:               X .80
Maximum Loan Amount        $ 79, 120

The borrower would have to come up with an additional down payment of $880:

Original loan amount requested:     $  80,000
New reduced loan amount:             -$79,120
                                    ---------
Additional down payment:            $     880

Crib Note: Any sales concessions that are a credit to the borrower for items other than non-recurring closing cost must be deducted from the property value/Purchase Price.

Subordinate Financing
See CLTV Maximums in the "Underwriting Matrix".

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